SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                          Pilgrim Advisory Funds, Inc.
                       Pilgrim Bank and Thrift Fund, Inc.
                              Pilgrim Equity Trust
                 Pilgrim Government Securities Income Fund, Inc.
                         Pilgrim Investment Funds, Inc.
                             Pilgrim Mayflower Trust
                              Pilgrim Mutual Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                                  PILGRIM FUNDS

                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 (800) 992-1080

                                                                   June __, 2000

Dear Shareholder:

     ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., the investment adviser to the Funds, is being acquired by the financial services firm ING Groep N.V. Headquartered in Amsterdam, ING is a global financial institution active in the fields of insurance, banking, and asset management.

     At the shareholder meeting on August 18, 2000, you will be asked to approve new advisory contracts and, as applicable, sub-advisory contracts to take effect after the acquisition. If approved, Pilgrim Investments will continue to manage the Funds following the transaction. Except for the dates and the Sub-Advisory Agreement for Pilgrim Asia-Pacific Equity Fund, these new contracts are the same as those currently in effect. Approval of the new advisory and sub-advisory contracts is sought so that management of each Fund can continue uninterrupted after the transaction, because the current agreements may terminate automatically as a result of the transaction. At the shareholder meeting, some of you also will be asked to ratify the independent auditors and to elect new Trustees for certain Funds.

     After careful consideration, the Board of Directors/Trustees of the Funds unanimously approved each of the proposals and recommends that shareholders vote "FOR" each proposal.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY NO LATER THAN AUGUST 17, 2000.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        ROBERT W. STALLINGS,
                                        Chief Executive Officer and President

                                  PILGRIM FUNDS

     Pilgrim Asia-Pacific Equity Fund           Pilgrim International SmallCap Growth Fund
          Pilgrim Balanced Fund                      Pilgrim International Value Fund
       Pilgrim Bank and Thrift Fund                    Pilgrim LargeCap Growth Fund
         Pilgrim Convertible Fund                     Pilgrim LargeCap Leaders Fund
     Pilgrim Emerging Countries Fund                      Pilgrim MagnaCap Fund
   Pilgrim Emerging Markets Value Fund                  Pilgrim MidCap Growth Fund
Pilgrim Government Securities Income Fund           Pilgrim MidCap Opportunities Fund
       Pilgrim Growth + Value Fund                      Pilgrim MidCap Value Fund
      Pilgrim High Total Return Fund                    Pilgrim Money Market Fund
    Pilgrim High Total Return Fund II              Pilgrim Research Enhanced Index Fund
         Pilgrim High Yield Fund                       Pilgrim SmallCap Growth Fund
        Pilgrim High Yield Fund II                    Pilgrim Strategic Income Fund
  Pilgrim International Core Growth Fund              Pilgrim Worldwide Growth Fund

                  (each a "Fund" and collectively, the "Funds")

                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 (800) 992-1080


     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 18, 2000

To the Shareholders:

     A Special Meeting (the "Meeting") of Shareholders of the Funds will be held on August 18, 2000 at _____ a.m. local time, at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

1. For shareholders of the Pilgrim MidCap Opportunities Fund (a series of Pilgrim Equity Trust) and shareholders of the Pilgrim Emerging Markets Value, Pilgrim Growth + Value, Pilgrim High Total Return, Pilgrim High Total Return II, Pilgrim International Value, and Pilgrim Research Enhanced Index Funds (series of Pilgrim Mayflower Trust), to elect eleven Trustees to serve until their successors are elected and qualified;

2. For shareholders of all the Funds, to approve new Investment Management Agreements between the Funds and Pilgrim Investments, Inc. ("Pilgrim Investments") to reflect the acquisition of Pilgrim Investments by ING Groep N.V. ("ING"), with no change in the advisory fees payable to Pilgrim Investments;

3. (a) For shareholders of the Pilgrim Asia-Pacific Equity Fund, to approve a new Sub-Advisory Agreement among HSBC Asset Management (Americas) Inc., HSBC Asset Management (Hong Kong) Limited and HSBC Asset Management (Europe) Limited (collectively, "HSBC") and Pilgrim Investments to reflect the acquisition of Pilgrim Investments by ING, with no change in the sub-advisory fee payable to HSBC;

     (b) For shareholders of the Pilgrim Convertible, Pilgrim Emerging Countries, Pilgrim International Core Growth, Pilgrim International SmallCap Growth, Pilgrim LargeCap Growth and Pilgrim Worldwide Growth Funds, to approve a new Sub-Advisory Agreement between Pilgrim Investments and Nicholas-Applegate Capital Management ("NACM") to reflect the acquisition of Pilgrim Investments by ING, with no change in the sub-advisory fees payable to NACM;

     (c) For shareholders of the Pilgrim Emerging Markets Value and Pilgrim International Value Funds, to approve a new Sub-Advisory Agreement between Pilgrim Investments and Brandes Investment Partners, L.P. ("Brandes") to reflect the acquisition of Pilgrim Investments by ING, with no change in the sub-advisory fees payable to Brandes;

     (d) For shareholders of the Pilgrim Growth +Value Fund, to approve a new Sub-Advisory Agreement between Pilgrim Investments and Navellier Fund Management, Inc. ("Navellier"), to reflect the acquisition of Pilgrim Investments by ING, with no change in the sub-advisory fee payable to Navellier; and

     (e) For shareholders of the Pilgrim Research Enhanced Index Fund, to approve a new Sub-Advisory Agreement between Pilgrim Investments and J.P. Morgan Investment Management Inc. ("J.P. Morgan") to reflect the acquisition of Pilgrim Investments by ING, with no change in the sub-advisory fee payable to J.P. Morgan.

4. For shareholders of the Pilgrim Emerging Markets Value, Pilgrim Growth + Value, Pilgrim High Total Return, Pilgrim High Total Return II, Pilgrim International Value, Pilgrim Research Enhanced Index Funds (series of Pilgrim Mayflower Trust) and shareholders of the Pilgrim MidCap Opportunities Fund (a series of Pilgrim Equity Trust), to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Funds for the fiscal years ending October 31, 2000 or December 31, 2000.

5. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

     Shareholders of record at the close of business on June 19, 2000 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                    By Order of the Board of Directors/Trustees,


                                    JAMES M. HENNESSY, Secretary

Dated: June __, 2000

                                  PILGRIM FUNDS

     Pilgrim Asia-Pacific Equity Fund           Pilgrim International SmallCap Growth Fund
          Pilgrim Balanced Fund                      Pilgrim International Value Fund
       Pilgrim Bank and Thrift Fund                    Pilgrim LargeCap Growth Fund
         Pilgrim Convertible Fund                     Pilgrim LargeCap Leaders Fund
     Pilgrim Emerging Countries Fund                      Pilgrim MagnaCap Fund
   Pilgrim Emerging Markets Value Fund                  Pilgrim MidCap Growth Fund
Pilgrim Government Securities Income Fund           Pilgrim MidCap Opportunities Fund
       Pilgrim Growth + Value Fund                      Pilgrim MidCap Value Fund
      Pilgrim High Total Return Fund                    Pilgrim Money Market Fund
    Pilgrim High Total Return Fund II              Pilgrim Research Enhanced Index Fund
         Pilgrim High Yield Fund                       Pilgrim SmallCap Growth Fund
        Pilgrim High Yield Fund II                    Pilgrim Strategic Income Fund
  Pilgrim International Core Growth Fund              Pilgrim Worldwide Growth Fund

                  (each a "Fund" and collectively, the "Funds")

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 18, 2000

     A Special Meeting (the "Meeting") of Shareholders of the Funds will be held on August 18, 2000 at ___ a.m., local time, at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

1. For shareholders of the Pilgrim MidCap Opportunities Fund (a series of Pilgrim Equity Trust) and shareholders of the Pilgrim Emerging Markets Value, Pilgrim Growth + Value, Pilgrim High Total Return, Pilgrim High Total Return II, Pilgrim International Value, and Pilgrim Research Enhanced Index Funds (series of Pilgrim Mayflower Trust), to elect eleven Trustees to serve until their successors are elected and qualified;

2. For shareholders of all the Funds, to approve new Investment Management Agreements between the Funds and Pilgrim Investments, Inc. ("Pilgrim Investments") to reflect the acquisition of Pilgrim Investments by ING Groep N.V. ("ING"), with no change in the advisory fees payable to Pilgrim Investments;

3. (a) For shareholders of the Pilgrim Asia-Pacific Equity Fund, to approve a new Sub-Advisory Agreement among HSBC Asset Management (Americas) Inc., HSBC Asset Management (Hong Kong) Limited and HSBC Asset Management (Europe) Limited (collectively, "HSBC") and Pilgrim Investments to reflect the acquisition of Pilgrim Investments by ING, with no change in the sub-advisory fee payable to HSBC;

     (b) For shareholders of the Pilgrim Convertible, Pilgrim Emerging Countries, Pilgrim International Core Growth, Pilgrim International SmallCap Growth, Pilgrim LargeCap Growth and Pilgrim Worldwide Growth Funds, to approve a new Sub-Advisory Agreement between Pilgrim Investments and Nicholas-Applegate Capital Management ("NACM") to reflect the acquisition of Pilgrim Investments by ING, with no change in the sub-advisory fees payable to NACM;

     (c) For shareholders of the Pilgrim Emerging Markets Value and Pilgrim International Value Funds, to approve a new Sub-Advisory Agreement between Pilgrim Investments and Brandes Investment Partners, L.P. ("Brandes") to reflect the acquisition of Pilgrim Investments by ING, with no change in the sub-advisory fees payable to Brandes;

     (d) For shareholders of the Pilgrim Growth + Value Fund, to approve a new Sub-Advisory Agreement between Pilgrim Investments and Navellier Fund Management, Inc. ("Navellier") to reflect the acquisition of Pilgrim Investments by ING, with no change in the sub-advisory fee payable to Navellier; and

     (e) For shareholders of the Pilgrim Research Enhanced Index Fund, to approve a new Sub-Advisory Agreement between Pilgrim Investments and J.P. Morgan Investment Management Inc. ("J.P. Morgan") to reflect the acquisition of Pilgrim Investments by ING, with no change in the sub-advisory fee payable to J.P. Morgan.

4. For shareholders of the Pilgrim Emerging Markets Value, Pilgrim Growth + Value, Pilgrim High Total Return, Pilgrim High Total Return II, Pilgrim International Value, Pilgrim Research Enhanced Index Funds (series of Pilgrim Mayflower Trust) and shareholders of the Pilgrim MidCap Opportunities Fund (a series of Pilgrim Equity Trust), to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Funds for the fiscal years ending October 31, 2000 or December 31, 2000.

5. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

     The date of the first mailing of this Proxy Statement is expected to be on or about June ___, 2000. This is a combined proxy statement for all of the Funds. Each Fund is a registered investment company or a series thereof (each investment company is referred to in this proxy as a "Company"). The following table identifies the Companies to which this proxy relates and the Funds that are series thereof:

PILGRIM ADVISORY FUNDS, INC.                            PILGRIM MAYFLOWER TRUST
    Asia-Pacific Equity Fund                                Emerging Markets Value Fund
    LargeCap Leaders Fund                                   Growth + Value Fund
    MidCap Value Fund                                       High Total Return Fund
                                                            High Total Return Fund II
PILGRIM BANK AND THRIFT FUND, INC.                          International Value Fund
    Bank and Thrift Fund                                    Research Enhanced Index Fund

PILGRIM EQUITY TRUST                                    PILGRIM MUTUAL FUNDS
    MidCap Opportunities Fund                               Balanced Fund
                                                            Convertible Fund
PILGRIM GOVERNMENT SECURITIES INCOME FUND, INC.             Emerging Countries Fund
    Government Securities Income Fund                       High Yield Fund II
                                                            International Core Growth Fund
PILGRIM INVESTMENT FUNDS, INC.                              International SmallCap Growth Fund
    High Yield Fund                                         LargeCap Growth Fund
    MagnaCap Fund                                           MidCap Growth Fund
                                                            Money Market Fund
                                                            SmallCap Growth Fund
                                                            Strategic Income Fund
                                                            Worldwide Growth Fund

     The Board of Directors/Trustees is soliciting votes from shareholders of a Fund only with respect to the particular Proposals that affect that Fund. The following table identifies the Funds entitled to vote on each Proposal.

Fund                                                  Proposal
----                            -----------------------------------------------------
                                  1      2      3    3(b)   3(c)   3(d)   3(e)     4
                                ----   ----   ----   ----   ----   ----   ----   ----
Asia-Pacific Equity                     [X]    [X]
Balanced                                [X]
Bank and Thrift                         [X]
Convertible                             [X]          [X]
Emerging Countries                      [X]          [X]
Emerging Markets Value           [X]    [X]                 [X]                   [X]
Government Securities Income            [X]
Growth + Value                   [X]    [X]                        [X]            [X]
High Total Return                [X]    [X]                                       [X]
High Total Return II             [X]    [X]                                       [X]
High Yield                              [X]
High Yield II                           [X]
International Core Growth               [X]          [X]
International SmallCap Growth           [X]          [X]
International Value              [X]    [X]                 [X]                   [X]
LargeCap Growth                         [X]          [X]
LargeCap Leaders                        [X]
MagnaCap                                [X]
MidCap Opportunities             [X]    [X]                                       [X]
MidCap Growth                           [X]
MidCap Value                            [X]
Money Market                            [X]
Research Enhanced Index          [X]    [X]                               [X]     [X]
SmallCap Growth                         [X]
Strategic Income                        [X]
Worldwide Growth                        [X]          [X]

                                GENERAL OVERVIEW

         On April 30, 2000, ReliaStar Financial Corp. ("ReliaStar") entered into an agreement (the "Transaction") to be acquired by ING Groep N.V. ("ING"). ING is a global financial institution active in the fields of insurance, banking and asset management. Headquartered in Amsterdam, it conducts business in more than 60 countries, and has almost 90,000 employees. ING seeks to provide a full range of integrated financial services to private, corporate, and institutional clients through a variety of distribution channels. As of December 31, 1999, ING had total assets of approximately $471.8 billion and assets under management of approximately $330.3 billion. ING includes, among its numerous direct and indirect subsidiaries, Baring Asset Management, Inc. in Boston, Mass., ING Investment Management Advisors B.V. in The Hague, The Netherlands, Furman Selz Capital Management LLC in New York, N.Y., ING Investment Management LLC in Atlanta, Georgia, Baring International Investment Limited in London, England and Baring Asset Management (Asia) Limited in Hong Kong. Completion of the Transaction is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds, and certain Pilgrim Fund shareholder and regulatory approvals. The closing of the Transaction is expected to occur during the third quarter of 2000.

         In the Transaction, ING will issue to stockholders of ReliaStar $54.00 in cash for each share of ReliaStar common stock held by them, subject to possible adjustments. On __________, 2000, the total number of shares of ReliaStar outstanding was ___.

         Pilgrim is expected to remain intact after the Transaction. Pilgrim does not currently anticipate that there will be any changes in the investment personnel primarily responsible for the management of the Funds as a result of the Transaction. ING's principal executive offices are located at Strawinskylaan 2631, 1077 zz Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

                                 PROPOSAL NO. 1
                              ELECTION OF TRUSTEES
     (EMERGING MARKETS VALUE, GROWTH + VALUE, HIGH TOTAL RETURN, HIGH TOTAL RETURN II, INTERNATIONAL VALUE, MIDCAP OPPORTUNITIES AND RESEARCH ENHANCED
                                INDEX FUNDS ONLY)

         The Board of Trustees of Pilgrim Mayflower Trust and Pilgrim Equity Trust has nominated eleven individuals (the "Nominees") for election to the Board of each Company. Shareholders are being asked to elect the Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified. Pertinent information about each Nominee is set forth below. Each Nominee has consented to serve as a Trustee if elected.

         For Pilgrim Equity Trust (which has one series, Pilgrim MidCap Opportunities Fund), all of the Nominees are currently Trustees of the Company. For Pilgrim Mayflower Trust (which is comprised of Pilgrim Emerging Markets Value, Pilgrim Growth + Value, Pilgrim High Total Return, Pilgrim High Total Return II, Pilgrim International Value, and Pilgrim Research Enhanced Index Funds), all of the Nominees except for Al Burton, Jock Patton and Robert W. Stallings are currently Trustees of the Company. Messrs. Burton, Patton and Stallings currently serve as Advisory Board Members of Pilgrim Mayflower Trust. As Advisory Board Members, Messrs. Burton, Patton and Stallings participate in board meetings for the Company, but do not vote on matters pertaining to the Company. Mark L. Lipson, a Trustee of both Companies, is not standing for election as a Trustee of the Companies.

         The Nominees are being nominated to provide uniformity across the Boards of Directors/Trustees of all of the Pilgrim Funds. In evaluating the Nominees, the Trustees took into account their background and experience, including their familiarity with the issues relating to these types of funds and investments as well as their careers in business, finance, marketing and other areas.

INFORMATION REGARDING NOMINEES

         Below are the names, ages, business experience during the past five years and other directorships of the Nominees (as furnished to the Companies). An asterisk (*) has been placed next to the name of each Nominee who would constitute an "interested person," as defined in the Investment Company Act of 1940 by virtue of that person's affiliation with any of the Funds or Pilgrim Investments or any of its affiliates.

         The following tables summarize information about the Nominees, the positions they will hold with each Fund, and their principal occupations. The address of each Nominee is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

                          Position(s) to be
Name, Age and Address    Held With the Fund**            Principal Occupation During Past 5 Years
---------------------    --------------------            ----------------------------------------
Al Burton (Age 72)         Director/Trustee     President of Al Burton Productions for more than the last five years.  Mr. Burton is also a Director, Trustee or Advisory board member of each of the funds managed by Pilgrim.

Paul S. Doherty            Director/Trustee     President, of Doherty, Wallace, Pillsbury and Murphy, P.C.,
(Age 66)                                        Attorneys.  Formerly a Director of Tambrands, Inc. (1993-1998).
                                                Mr. Doherty is also a Director or Trustee of each of the funds managed by Pilgrim.

Robert B. Goode            Director/Trustee     Retired.  Mr. Goode was formerly Chairman, American Direct Business
(Age 69)                                        Insurance Agency, Inc. (1996 - 2000).  Mr. Goode is also a Director or Trustee of each of the funds managed by Pilgrim.

                          Position(s) to be
Name, Age and Address    Held With the Fund**            Principal Occupation During Past 5 Years
---------------------    --------------------            ----------------------------------------
Alan L. Gosule             Director/Trustee     Partner and Chairman of the Tax Department of Clifford Chance, Rogers
(Age 59)                                        & Wells (since 1991).  Mr. Gosule is a Director of F.L. Putnam
                                                Investment Management Co., Inc., Simpson Housing Limited Partnership,
                                                Home Properties of New York, Inc., CORE Cap, Inc. and Colonnade
                                                Partners.  Mr. Gosule is also a Director or Trustee of each of the funds managed by Pilgrim.

Walter H. May              Director/Trustee     Retired.  Mr. May was formerly Managing Director and Director of
 (Age 63)                                       Marketing for Piper Jaffray, Inc.  Mr. May is also a director or
                                                Trustee of each of the funds managed by Pilgrim.

Jock Patton (Age 54)       Director/Trustee     Private Investor.  Director of Hypercom Corporation (since January
                                                1999), and JDA Software Group, Inc. (since January 1999).  Mr. Patton is also a Director of Buick of Scottsdale, Inc., National Airlines,
                                                Inc., BG Associates, Inc., BK Entertainment, Inc., Arizona
                                                Rotorcraft, Inc. and Director and Chief Executive Officer of Rainbow
                                                Multimedia Group, Inc.  Mr. Patton was formerly Director of Stuart
                                                Entertainment, Inc., Director of Artisoft, Inc. (August 1994-July
                                                1998); and a President and Co-owner of StockVal, Inc. (April 1993 -
                                                June 1997).  Mr. Patton is also a Director, Trustee, or a member of the Advisory board of each of the funds managed by Pilgrim.

David W.C. Putnam          Director/Trustee     President, Clerk and Director of F.L. Putnam Securities Company, Inc.
(Age 60)                                        and its affiliates (since 1978). Mr. Putnam is Director of Anchor
                                                Investment Management Corporation and President and Director/Trustee
                                                of Anchor Capital Accumulation Trust, Anchor International Bond
                                                Trust, Anchor Gold and Currency Trust, Anchor Resources and
                                                Commodities Trust and Anchor Strategic Assets Trust.  Mr. Putnam was
                                                formerly Director of Trust Realty Corp. and Bow Ridge Mining Co.  Mr.
                                                Putnam is also a Director or Trustee of each of the funds managed by
                                                Pilgrim.

John R. Smith              Director/Trustee     President of New England Fiduciary Company (since 1991). Mr. Smith
(Age 76)                                        is Chairman of Massachusetts Educational Financing Authority (since
                                                1987), Vice Chairman of Massachusetts Health and Education Authority
                                                (since 1979) and Vice-Chairman of MHI, Inc. (Massachusetts Non-Profit
                                                Energy Purchasers Consortium) (since 1996).  Mr. Smith is also a
                                                Director or Trustee of each of the funds managed by Pilgrim.

*Robert W. Stallings       Director/Trustee     Chairman, Chief Executive Officer and President of Pilgrim Group,
(Age 51)                                        Inc. ("Pilgrim Group") (since December 1994); Chairman, Pilgrim
                                                Investments, Inc. (since December 1994); Chairman, Pilgrim
                                                Securities, Inc. ("Pilgrim Securities") (since December 1994);
                                                President and Chief Executive Officer of Pilgrim Funding, Inc. (since
                                                November 1999); and President and Chief Executive Officer of Pilgrim
                                                Capital Corporation and its predecessors (since August 1991).  Mr.
                                                Stallings is also a Director, Trustee, or a member of the Advisory
                                                Board of each of the Pilgrim Funds.

*John G. Turner            Director/Trustee/    Chairman and Chief Executive Officer of ReliaStar Financial Corp. and
(Age 60)                   Chairman             ReliaStar Life Insurance Co. (since 1993); Chairman of ReliaStar Life
                                                Insurance Company of New York (since 1995); Chairman of Northern Life
                                                Insurance Company (since 1992).  Mr. Turner was formerly,  Director of Northstar Investment Management Corporation and affiliates (1993 to 1999) and  President of ReliaStar Financial Corp. and ReliaStar
                                                Life Insurance Co. (1989-1991). Mr. Turner is also Chairman of each of the funds managed by Pilgrim.

                          Position(s) to be
Name, Age and Address    Held With the Fund**            Principal Occupation During Past 5 Years
---------------------    --------------------            ----------------------------------------
David Wallace              Director/Trustee     Chairman of FECO Engineered Systems, Inc. Mr. Wallace is President
(Age 76)                                        and Trustee of the Robert R. Young Foundation; Governor of the New
                                                York Hospital, Trustee of Greenwit Hospital and Director of UMC
                                                Electronics and Zurn Industries, Inc.  Mr. Wallace was formerly
                                                Chairman of Lone Star Industries and Putnam Trust Company, Chairman
                                                and Chief Executive Officer of Todd Shipyards, Bangor Punta
                                                Corporation, and National Securities & Research Corporation.  Mr.
                                                Wallace is also a Director or Trustee of each of the funds managed by
                                                Pilgrim.

----------
*    An "interested person" as defined in section 2(a)(19) of the 1940 Act.
** None of the Directors/Trustees own beneficial shares of the Funds as of April 18, 2000.


         During the most recent fiscal year, the Board of Pilgrim Mayflower Trust and Pilgrim Equity Trust held ___ meetings. Each Trustee attended more than 75% of such meetings during which period the Trustee served as a Trustee.

COMMITTEES

         The Board of Trustees of each Company has an Audit Committee whose function is to meet with the independent auditors for the Company in order to review the scope of the Company's audit, the Company's financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Committee for the Pilgrim Equity Trust currently consists of David W. Wallace, Paul S. Doherty, Robert B. Goode and

John R. Smith. Prior to November 1, 1999, the Committee consisted of David W. Wallace, Paul S. Doherty, Alan Gosule, Walter H. May and John R. Smith. The Committee for the Pilgrim Mayflower Trust currently consists of David. W. Wallace, Paul S. Doherty, Robert B. Goode and John R. Smith. Prior to November 1, 1999, the Committee consisted of David W. Wallace, Paul S. Doherty, Alan Gosule, Walter H. May and John R. Smith. During the year ended December 31, 1999, each Audit Committee met [one] time. Each member of each Audit Committee attended [ ] % of such meetings during the period in which he was a member of the Committee.

         The Board of Trustees of each Company has a Valuation Committee whose function is to review the determination of the value of securities held by the Funds for which market quotations are not available. The Committee for the Pilgrim Equity Trust currently consists of Jock Patton, Al Burton, Alan L. Gosule, Walter H. May and David W.C. Putnam. Prior to November 1, 1999, the Committee consisted of ________________. The Committee for the Pilgrim Mayflower Trust currently consists of David W.C. Putnam, Alan Gosule and Walter H. May. Al Burton and Jock Patton currently serve as Advisory Board Members of this Committee. Prior to November 1, 1999, the Committee consisted of _____________. During the year ended December 31, 1999, each Valuation Committee met _____ times. Each member of each Valuation Committee attended [ ] % of such meetings during the period in which he was a member of the Committee.

         The Board of Trustees of each Company has an Executive Committee to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Committee for the Pilgrim Equity Trust and the Pilgrim Mayflower Trust currently consists of the following Trustees:
Robert W. Stallings, John G. Turner, Walter H. May and Jock Patton. The Executive Committee was created on January 27, 2000, and therefore did not meet during the fiscal year ended December 31, 1999.

         The Board of Trustees of each Company has a Nominating Committee for the purpose of considering candidates to fill Independent Trustee vacancies on the Board. The Nominating Committee of Pilgrim Equity Trust currently consists of Walter H. May, Al Burton, Paul S. Doherty and Robert B. Goode. Prior to November 1, 1999, the Committee consisted of _______________. The Nominating Committee of Pilgrim Mayflower Trust currently consists of Walter H. May, Paul
S. Doherty and Robert B. Goode. Al Burton currently serves as an Advisory Board Member of this Committee. Prior to November 1, 1999, the Committee consisted of _______________. Neither Company currently has a policy regarding whether the F`Nominating Committee will consider nominees recommended by shareholders of the Company. Each Nominating Committee met [ ] during the year ended December 31, 1999. Each member of each Nominating Committee attended the meeting(s).

REMUNERATION OF TRUSTEES AND OFFICERS

         Each Fund currently pays each Trustee or Advisory Board Member who is not an "interested person" a pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $5,000 per quarterly Board meeting; (iii) $500 per committee meeting; (iv) $500 per special or telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by Pilgrim Investments for which the Trustees serve in common as Directors or Trustees or as Advisory Board Members, if applicable. Certain of the Funds had different compensation schedules in place for the Trustees during portions of 1999.

         The following table sets forth the compensation paid to each of the Trustees (or, in the case of Al Burton, Jock Patton and Robert W. Stallings, Advisory Board Member) of each Company for the fiscal year ended October 31, 1999 or December 31, 1999, as applicable. Trustees who are interested persons of the Companies do not receive any compensation from the Companies. In the column headed "Total Compensation From Fund Complex Paid to Trustees," the number in parentheses indicates the total number of investment company boards of directors in the Pilgrim Fund complex on which the Trustee or Advisory Board Member served during that year.

                                                              Total Compensation
                                                              From Companies in
                               Pilgrim         Pilgrim           Fund Complex
Name of Person, Position     Equity Trust   Mayflower Trust    Paid to Trustees
------------------------     ------------   ---------------    ----------------

Mary A. Baldwin (1)             $  385          $_____              $19,241
   Advisory Board Member                                         (15 companies)
   or Former Trustee

Al Burton (1)                   $  385          $_____              $20,717
   Trustee                                                       (15 companies)

Paul S. Doherty                 $1,375          $8,086              $12,445
   Trustee                                                       (15 companies)

Robert B. Goode                 $1,337          $7,817              $12,062
   Trustee                                                       (15 companies)

Alan L. Gosule                  $1,346          $6,731              $______
   Trustee                                                       (15 companies)

Mark L. Lipson (2)              $    0          $    0              $     0
   Trustee                                                       (15 companies)

Walter H. May                   $1,375          $8,087              $12,446
   Trustee                                                       (15 companies)

Jock Patton (1)                 $  385          $_____              $20,415
   Trustee                                                       (15 companies)

David W.C. Putnam               $1,062          $7,466              $11,202
   Trustee                                                       (15 companies)

John R. Smith                   $1,375          $8,086              $12,445
   Trustee                                                       (15 companies)

Robert W. Stallings(1)(2)       $    0          $    0              $     0
   Trustee                                                       (15 companies)

John G. Turner (2)              $    0          $    0              $     0
   Trustee                                                       (15 companies)

David W. Wallace                $1,100          $7,735              $11,586
   Trustee                                                       (15 companies)

----------
(1) Ms. Baldwin and Messrs. Burton, Patton and Stallings were elected Trustees of Pilgrim Equity Trust on November 1, 1999 and were elected as Advisory Board Members of Pilgrim Mayflower Trust on November 1, 1999. They are compensated by Pilgrim Mayflower Trust for their services as Advisory Board Members at the same rate at which Trustees of the Company are compensated. Ms. Baldwin resigned as a Trustee of Pilgrim Equity Trust effective June __, 2000.

(2) "Interested person," as defined in the Investment Company Act of 1940, because of affiliation with Pilgrim Investments.

VOTE REQUIRED

         Shareholders of each Company must separately approve the election of Nominees for that Company. For each Company, the affirmative vote of a plurality of the shares of that Company voting at the Meeting is required to approve the election of each Nominee for that Company.

         THE BOARD OF TRUSTEES OF THE FUNDS, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

                                 PROPOSAL NO. 2
                   APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

         Shareholders of each of the Funds are being asked to approve new Investment Management Agreements (the "New Agreements") between the Funds and Pilgrim Investments. APPROVAL OF THE NEW AGREEMENTS IS SOUGHT SO THAT THE MANAGEMENT OF EACH FUND CAN CONTINUE UNINTERRUPTED AFTER THE TRANSACTION, BECAUSE THE CURRENT INVESTMENT MANAGEMENT AGREEMENTS (THE "CURRENT AGREEMENTS") MAY TERMINATE AUTOMATICALLY AS A RESULT OF THE TRANSACTION, WHICH IS DESCRIBED IN "GENERAL OVERVIEW" ABOVE.

         The Transaction between ReliaStar and ING is scheduled to close in September 2000. As a result of this transaction, ReliaStar will become a wholly-owned subsidiary of ING America Insurance Holdings Inc., a subsidiary of ING. Pilgrim Investments will remain a wholly-owned subsidiary of ReliaStar. The change in ownership of Pilgrim Investments resulting from this transaction may be deemed under the Investment Company Act of 1940 to be an assignment of the Current Agreements. The Current Agreements provide for their automatic termination upon an assignment. Accordingly, the New Agreements between Pilgrim Investments and the Funds are proposed for approval by shareholders of each Fund. Forms of the New Agreements are attached as Appendices A through H to this proxy statement.

         Pilgrim Investments and representatives of ING have advised the Funds that currently no change is expected in the investment advisory and other personnel in connection with the Transaction and that it is currently anticipated the same persons responsible for management of the Funds under the Current Agreements will continue to be responsible under the New Agreements. Pilgrim Investments does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Funds or have any adverse effect on Pilgrim Investments' ability to fulfill its obligations to the Funds.

         The terms of the New Agreements are the same in all respects as the terms of the Current Agreements, except for the dates. The Current Agreements were last approved by each Company's Board of Directors/Trustees, including a majority of the Directors/Trustees who were not parties to the Current Agreements or interested persons of such parties, at a Joint Meeting of the Board of Directors/Trustees held on August 2, 1999 (with respect to Pilgrim Advisory Funds, Inc., Pilgrim Bank and Thrift Fund, Inc., Pilgrim Government Securities Income Fund, Inc., Pilgrim Investment Funds, Inc., and Pilgrim Mutual Funds) and April 27, 2000 (with respect to Pilgrim Equity Trust and Pilgrim Mayflower Trust). Even though the Board of Directors/Trustees of Pilgrim Advisory Funds, Inc., Pilgrim Bank and Thrift, Inc., Pilgrim Government Securities Income Fund, Inc., Pilgrim Investments Funds, Inc. and Pilgrim Mutual Funds was not required to reapprove the Current Agreements at the April 27, 2000 meeting, the Boards reviewed at that meeting such information necessary to evaluate the terms of the Current Agreements.

         The shareholders for each Fund comprising the Pilgrim Advisory Funds, Inc., Pilgrim Bank and Thrift Fund, Inc., Pilgrim Investment Funds, Inc., Pilgrim Government Securities Income Fund, Inc. and Pilgrim Mutual Funds last approved the Current Agreements with respect to those Funds on October 26, 1999. The shareholders for Pilgrim MidCap Opportunities Fund (Pilgrim Equity Trust) last approved the Current Agreement for that Fund on __________. The shareholders of each Fund comprising the Pilgrim Mayflower Trust last approved the Current Agreement with respect to those Funds on ______________.

         At the June 13, 2000 meeting of the Board of Directors/Trustees, each New Agreement was approved unanimously by the Board of Directors/Trustees, including all of the Directors/Trustees who are not interested parties to the New Agreements or interested persons of such parties. Each New Agreement as approved by the Board of Directors/Trustees is submitted for approval by the shareholders of the Fund to which the New Agreement applies. Each New Agreement must be voted upon separately by each Fund to which it pertains.

         If the New Agreements are approved by shareholders, they will take effect immediately after the closing of the Transaction. The New Agreements will remain in effect for two years from the date they take effect, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to each Fund (i) by the applicable Company's Board of Directors/Trustees or by the vote of a majority of the outstanding voting securities of the particular Fund, and, in either case,
(ii) by a majority of the Company's Directors/Trustees who are not parties to the New Agreement or "interested persons" of any such party (other than as Directors/Trustees of the Company).

         If the shareholders of any Fund should fail to approve the New Agreement pertaining to that Fund, the Transaction may not be consummated. If the Transaction is not consummated, Pilgrim Investments will continue to serve as adviser for all of the Funds under the Current Agreements.

THE TERMS OF THE NEW AGREEMENT

         The terms of each New Agreement will be the same in all respects as that of its respective Current Agreement, except for the dates. Each New Agreement requires Pilgrim Investments to provide, subject to the supervision of the Board of Directors/Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. Pilgrim Investments also provides investment research and analysis.

         There will be no increase in advisory fees for any of the Funds. The annual advisory fees under the New Agreements for each Fund are listed in Appendix O to this proxy statement.

         Like the Current Agreements, each New Agreement provides that Pilgrim Investments is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

         Each New Agreement may be terminated by a Fund without penalty upon not less than 60 days' notice by the Board of Directors/Trustees, by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or by Pilgrim Investments. Each New Agreement will terminate automatically in the event of its "assignment" (as defined in the Investment Company Act).

INFORMATION ABOUT PILGRIM INVESTMENTS

         Organized in December 1994, Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of May 31, 2000, Pilgrim Investments managed over $15.9 billion in assets. Pilgrim Investments is an indirect wholly-owned subsidiary of ReliaStar. Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products, and personal finance education.

         Prior to April 30, 2000, Pilgrim Advisors, Inc. ("Pilgrim Advisors") served as investment adviser to certain of the Funds. On April 30, 2000, Pilgrim Advisors, also an indirect wholly-owned subsidiary of ReliaStar, merged with Pilgrim Investments, and Pilgrim Investments is the surviving corporation from that merger.

         Pilgrim's principal address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

         See Appendix P to this proxy statement for a list of the Directors and principal executive officers of Pilgrim Investments and a list of other investment companies for which Pilgrim Investments acts as investment adviser. Appendix Q to this proxy statement identifies fees that have been paid by the Funds to Pilgrim Investments and certain of its affiliates during each Fund's most recent fiscal year.

         From time to time, Pilgrim Investments receives brokerage and research services from brokers that execute securities transactions for certain of the Funds. The commission paid by a Fund to a broker that provides such services to Pilgrim Investments may be greater than the commission would be if the Fund used a broker that does not provide the same level of brokerage and research services. Additionally, Pilgrim may use such services for clients other than the specific Fund or Funds from which the related commissions are derived.

EXPENSE LIMITATION AGREEMENTS

         Pilgrim Investments has entered into expense limitation agreements with respect to certain of the Funds. The terms of the expense limitation agreements, as disclosed in the May 1, 2000 prospectuses for the Pilgrim Funds, will not be affected by the Transaction. Each such expense limitation agreement will continue in effect after the Transaction until at least October 31, 2001. Thereafter, each agreement will automatically renew for one-year terms unless Pilgrim Investments provides written notice of the termination of the agreement to the Fund at least 30 days prior to the end of the then-current term. The expense limits for the Funds that have such agreements are shown in Appendix
_______.

EVALUATION BY THE BOARD OF DIRECTORS/TRUSTEES

         In determining whether or not it was appropriate to approve the New Agreements and to recommend approval to shareholders, the Board of Directors/Trustees, including the Directors/Trustees who are not interested persons of Pilgrim Investments, considered various materials and representations provided by Pilgrim Investments and considered a report provided at the meeting by representatives of ING. The Independent Directors/Trustees were advised by independent legal counsel with respect to these matters.

         Information considered by the Directors/Trustees included, among other things, the following: (1) Pilgrim Investments' representation that it is expected to remain intact after the Transaction, and that the same persons currently responsible for management of the Funds are expected to continue to manage the Funds after the Transaction closes; (2) that the compensation to be received by Pilgrim Investments under the New Agreements is the same as the compensation paid under the Current Agreements; (3) ING America Insurance Holdings, Inc.'s representation that it will use reasonable best efforts to assure that an "unfair burden"(as defined in the Investment Company Act) is not imposed on the Funds as a result of the Transaction; (4) that the senior management personnel responsible for the management of Pilgrim Investments are expected to continue to be responsible for the management of Pilgrim Investments; (5) the commonality of the terms and provisions of the New Agreements and Current Agreements; (6) ING's financial strength and commitment to the advisory business; and (7) Pilgrim's representation that it will keep any expense limitation agreements in effect until at least October 31, 2001.

         Further, the Board of Directors/Trustees reviewed its determinations reached at the meetings of the Board of Directors/Trustees of the Funds on August 2, 1999 and April 27, 2000 respecting the Current Agreements and, with respect to the Current Agreements, (1) the nature and quality of the services rendered by Pilgrim Investments under the Agreements; (2) the fairness of the compensation payable to Pilgrim Investments under the Agreements; (3) the results achieved by Pilgrim Investments for the Funds; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of Pilgrim Investments. The Board also considered the services provided by Pilgrim Group, Inc. as administrator to the Funds and the fees received by Pilgrim Group, Inc. for such services.,

         Based upon its review, the Board determined that, by approving the New Agreements, the Funds can best be assured that services from Pilgrim Investments will be provided without interruption. The Board also determined that the New Agreements are in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, each Board of Directors/Trustees unanimously approved the New Agreements and voted to recommend its approval by each Fund's shareholders.

         The effectiveness of this Proposal No. 2 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, Pilgrim Investments will continue to manage the Funds pursuant to the Current Agreements.

VOTE REQUIRED

         Shareholders of each Fund must separately approve the applicable New Investment Advisory Agreement with respect to that Fund. Approval of this Proposal No. 2 by a Fund requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund's shares present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

         THE BOARD OF DIRECTORS/TRUSTEES OF THE FUNDS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS/TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                                 PROPOSAL NO. 3
                       APPROVAL OF SUB-ADVISORY AGREEMENTS
 (ASIA-PACIFIC EQUITY, CONVERTIBLE, EMERGING COUNTRIES, EMERGING MARKETS VALUE,
   GROWTH + VALUE, INTERNATIONAL CORE GROWTH, INTERNATIONAL SMALLCAP GROWTH, INTERNATIONAL VALUE, LARGECAP GROWTH, RESEARCH ENHANCED INDEX AND WORLDWIDE
                               GROWTH FUNDS ONLY)

         Shareholders of each Fund that is sub-advised by another investment advisory firm (each a "Sub-Advised Fund") are being asked to approve a new Sub-Advisory Agreement with the sub-adviser (each a "Sub-Adviser") for that Fund. SHAREHOLDER APPROVAL OF NEW SUB-ADVISORY AGREEMENTS (EACH A "NEW SUB-ADVISORY AGREEMENT") IS BEING SOUGHT SO THAT THE MANAGEMENT OF EACH SUB-ADVISED FUND CAN CONTINUE UNINTERRUPTED AFTER THE TRANSACTION, BECAUSE THE TRANSACTION MAY TERMINATE AUTOMATICALLY THE CURRENT SUB-ADVISORY AGREEMENTS (EACH A "CURRENT SUB-ADVISORY AGREEMENT") FOR THE SUB-ADVISED FUNDS. The New Sub-Advisory Agreements are included as Appendices I through N.

         The following table lists the Funds for which approval is being sought and identifies the Sub-Adviser for that Fund. While the Board is seeking shareholder approval of the New Sub-Advisory Agreements, these Agreements do not restrict the Board's ability to terminate or replace the Sub-Adviser for a Fund at any time in the future, subject to any shareholder approval that may be required.

Fund(s)                                Sub-Adviser
-------                                -----------
PROPOSAL 3(A):
Asia-Pacific Equity Fund               HSBC Asset Management (Americas) Inc. and
                                       HSBC Asset Management (Hong Kong) Limited
                                       HSBC Asset Management (Europe) Limited

PROPOSAL 3(B):
Convertible, Emerging Countries,       Nicholas-Applegate Capital Management
International Core Growth,
International SmallCap Growth,
LargeCap Growth and
Worldwide Growth Funds

PROPOSAL 3(C)
Emerging Markets Value and             Brandes Investment Partners, L.P.
International Value Funds

PROPOSAL 3(D)
Growth +Value Fund                     Navellier Fund Management, Inc.

PROPOSAL 3(E)
Research Enhanced Index Fund           J.P. Morgan Investment Management, Inc.

         The New Sub-Advisory Agreements must be voted upon separately by each Sub-Advised Fund to which a New Sub-Advisory Agreement pertains. If a New Sub-Advisory Agreement is approved by shareholders of a Sub-Advised Fund, it will take effect immediately after the closing on the Transaction. It will remain in effect for two years from the date it takes effect, and, unless earlier terminated, will continue in effect from year to year thereafter, provided that each such continuance is approved at least annually (i) by the applicable Company's Board of Directors/Trustees or by the vote of a majority of the outstanding voting securities of the particular Fund, and, in either case,
(ii) by a majority of the Company's Directors/Trustees who are not parties to the New Sub-Advisory Agreement or "interested persons" of any such party (other than as Directors/Trustees of the Company).

         At the June 13, 2000 meeting of the Board of Directors/Trustees, each New Sub-Advisory Agreement was approved unanimously by the Board of Directors/Trustees, including all of the Directors/Trustees who are not interested parties to the New Sub-Advisory Agreements or interested persons of such parties.

         If the shareholders of a Fund should fail to approve the New Sub-Advisory Agreement that pertains to that Fund, the Sub-Adviser may continue to serve in that capacity with respect to any other Sub-Advised Funds whose shareholders approve the New Sub-Advisory Agreement. In such an event, the Board of Directors/Trustees shall meet to consider appropriate action.

TERMS OF THE NEW SUB-ADVISORY AGREEMENTS

         With the exception of the Sub-Advisory Agreement for the Pilgrim Asia-Pacific Equity Fund, the terms of the Sub-Advisory Agreements are the same as those currently in effect. Each New Sub-Advisory Agreement, like the Current Sub-Advisory Agreements, requires the Sub-Adviser to provide, subject to supervision by the Board of Directors/Trustees and Pilgrim Investments, a continuous investment program for the Fund and to determine the composition of the assets of the Fund, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Fund, in accordance with the Fund's investment objectives, policies and restrictions.

         The fees payable to the Sub-Advisers, which are paid by Pilgrim Investments and not by the Sub-Advised Funds, will remain the same under the New Sub-Advisory Agreements. The sub-advisory fees are set forth on Appendix R hereto.

         Like the Current Sub-Advisory Agreements, each New Sub-Advisory Agreement provides that the Sub-Adviser is not subject to liability for any damages, expenses, or losses to the Sub-Advised Fund connected with or arising out of any investment advisory services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement.

         The termination provisions of the New Sub-Advisory Agreements are the same as those of the Current Sub-Advisory Agreements. Each such agreement may be terminated by Pilgrim Investments upon 60 days' written notice to the Sub-Adviser and the Fund, by a Fund upon the vote of a majority of the Board of Directors/Trustees of the Company or a majority of the outstanding shares of the applicable Fund, upon 60 days' written notice to Pilgrim Investments and the respective Sub-Adviser, and by the Sub-Adviser upon three months' written notice, with respect to Asia-Pacific Equity, Convertible, Emerging Countries, International Core Growth, International SmallCap Growth, Large Cap Growth and Worldwide Growth Funds, and upon 60 days' written notice with respect to Emerging Markets Value, Growth + Value, International Value and Research Enhanced Index Funds. Each New Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the Investment Company Act). See Appendix _____ for a list of the principal executive officers and the directors or general partners of each Sub-Adviser.

NEW SUB-ADVISORY AGREEMENT FOR ASIA-PACIFIC EQUITY FUND. The New Sub-Advisory Agreement for the Asia-Pacific Equity Fund is identical to the Current Sub-Advisory Agreement except for the addition of a new party to the agreement. The Fund's Sub-Advisers, HSBC Asset Management (Americas) Inc. and HSBC Asset Management (Hong Kong) Limited, have informed Pilgrim that they wish to transfer responsibility for certain back office functions to an affiliate, HSBC Asset Management (Europe) Limited, and therefore have requested that this affiliate be made a party to the Sub-Advisory Agreement. With the exception of this addition, all other terms of the Sub-Advisory Agreement remain the same. Information about HSBC is set forth below.

INFORMATION ABOUT BRANDES INVESTMENT PARTNERS, L.P.

         Brandes Investment Partners, L.P. ("Brandes") serves as Sub-Adviser to the Emerging Markets Value and International Value Funds. Brandes was formed in May 1996 as the successor to its general partner, Brandes Investment Partners which has been providing investment advisory services (through various predecessor entities) since 1974. Brandes currently manages over $33 billion in international portfolios.

         Brandes has managed the International Value and Emerging Markets Value Funds pursuant to Portfolio Management Agreements dated January 23, 1997 and November 8, 1997, respectively. The Sub-Advisory Agreements were last approved by the Board of Trustees on April 27, 2000 and by shareholders of the Funds on _________. For the fiscal year ended October 31, 1999, Brandes was paid sub-advisory fees of $56,232 and $3,582,411 with respect to the Emerging Markets Value and International Value Funds, respectively.

INFORMATION ABOUT HSBC

         HSBC Asset Management (Americas) Inc., HSBC Asset Management (Hong
Kong) Limited and HSBC Asset Management (Europe) Limited (collectively, HSBC) serve as Sub-Adviser to Asia-Pacific Equity Fund. The firms are part of HSBC Asset Management, the global investment advisory and fund management business unit of HSBC Holdings plc. HSBC Asset Management manages over approximately $75 billion of assets worldwide for a wide variety of institutional, retail and private clients. HSBC Asset Management has advisory operations in Hong Kong and Singapore, among other locations. Its parent company has over a century of operations in local economies throughout the Asia-Pacific region.

         HSBC Asset Management (Americas) Inc. and HSBC Asset Management (Hong
Kong) Limited have managed Asia-Pacific Equity Fund since its inception pursuant to a Portfolio Management Agreement dated April 27, 1995. The Portfolio Management Agreement was last approved by the Board of Directors on August 2, 1999 and was approved by shareholders of the Fund on October 26, 1999. For the fiscal year ended June 30, 1999, HSBC Asset Management (Americas) Inc., and HSBC Asset Management (Hong Kong) Limited were paid sub-advisory fees of $121,638 with respect to the Asia-Pacific Equity Fund.

INFORMATION ABOUT J.P. MORGAN INVESTMENT MANAGEMENT INC.

         J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as Sub-Adviser to the Research Enhanced Index Fund. J.P. Morgan was formed in May 1984 and evolved from the Trust and Investment Division of Morgan Guaranty Trust Company which acquired its first tax-exempt client in 1913 and its first pension account in 1940. J.P. Morgan currently manages approximately $349 billion for institutions and pension funds.

         J.P. Morgan has managed the Research Enhanced Index Fund pursuant to a Sub-Advisory Agreement dated December 21, 1998. The Sub-Advisory Agreement was last approved by the Board of Trustees on April 27, 2000 and was approved by shareholders of the Fund on ____________. For the fiscal year ended October 31, 1999, J.P. Morgan was paid sub-advisory fees of $199,666 with respect to the Research Enhanced Index Fund.

INFORMATION ABOUT NAVELLIER FUND MANAGEMENT, INC.

         Navellier Fund Management, Inc. ("Navellier") serves as Sub-Adviser to the Growth + Value Fund. Navellier and its affiliate, Navellier & Associates, Inc., manage over $5 billion in institutions, pension funds and high net worth individuals.

         Navellier has managed the Growth + Value Fund pursuant to a Portfolio Management Agreement dated July 1, 1998. The Sub-Advisory Agreement was last approved by the Board of Trustees on April 27, 2000 and was approved by shareholders of the Fund on ____________. For the fiscal year ended October 31, 1999, Navellier was paid sub-advisory fees of $1,355,700 with respect to the Growth + Value Fund.

INFORMATION ABOUT NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

         Nicholas-Applegate Capital Management ("NACM") serves as Sub-Adviser to the Convertible, Emerging Countries, International Core Growth, International SmallCap Growth, LargeCap Growth and Worldwide Growth Funds. Founded in 1984, NACM manages over $40 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. Sub-Advised Funds managed by NACM are managed by a team of portfolio managers and analysts employed by NACM.

         NACM manages the assets of the Funds listed above as sub-adviser pursuant to a Portfolio Management Agreement dated May 24, 1999. Prior to May 24, 1999, NACM served as adviser, rather than sub-adviser, to those Funds. The Portfolio Management Agreement with NACM was last approved by the Board of Trustees on August 2, 1999 and by the shareholders of each Fund at a meeting held on October 26, 1999. For the period from May 24, 1999 through June 30, 1999, Pilgrim Investments paid sub-advisory fees to NACM in the following amounts with respect to the following Funds: Convertible Fund -- $101,904; Emerging Countries Fund -- $104,238; International Core Growth Fund -- $19,830; International SmallCap Growth Fund -- $58,033; LargeCap Growth Fund -- $33,219; and Worldwide Growth Fund -- $110,816.

RECOMMENDATION OF DIRECTORS/TRUSTEES

         In determining whether or not it was appropriate to approve the New Sub-Advisory Agreement for each Fund and to recommend approval to shareholders, the Board of Trustees considered, among other things, the fact that the Sub-Advised Funds will continue to be managed by the same Sub-Advisers, that the compensation to be received by the Sub-Advisers under the New Sub-Advisory Agreements is the same as the compensation paid under the Current Sub-Advisory Agreements, and that the Transaction is not expected to have any effect on services rendered by the Sub-Advisers. Further, the Board of Directors/Trustees reviewed its determinations reached at the meetings of the Board of Directors/Trustees held on August 2, 1999 and April 27, 2000 respecting the Current Sub-Advisory Agreements and, with respect to the Current Sub-Advisory Agreements, (1) the nature and quality of the services rendered by the Sub-Advisers under the Agreements; (2) the fairness of the compensation payable to the Sub-Advisers under the Agreements; (3) the results achieved by the Sub-Advisers for the Funds; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of the Sub-Advisers.

         Based upon its review, the Board has determined that, by approving the New Sub-Advisory Agreements, the Sub-Advised Funds can best be assured that services from the Sub-Advisers will be provided without interruption. The Board believes that retaining the Sub-Advisers is in the best interests of the Sub-Advised Funds and their shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of Directors/Trustees unanimously approved the New Sub-Advisory Agreements and voted to recommend its approval by each Fund's shareholders.

         The effectiveness of this Proposal No. 3 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, each Sub-Adviser will continue to manage the respective Sub-Advised Funds pursuant to the Current Sub-Advisory Agreements.

VOTE REQUIRED

         Shareholders of each Sub-Advised Fund must separately approve the respective New Sub-Advisory Agreement with respect to that Fund. Approval of this Proposal No. 3 by a Fund requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund's shares present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

         THE BOARD OF DIRECTORS/TRUSTEES OF THE SUB-ADVISED FUNDS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS/TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 3.

                                 PROPOSAL NO. 4
          RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC AUDITORS
           (EMERGING MARKETS VALUE, GROWTH + VALUE, HIGH TOTAL RETURN,
       HIGH TOTAL RETURN II, INTERNATIONAL VALUE, RESEARCH ENHANCED INDEX,
                      AND MIDCAP OPPORTUNITIES FUNDS ONLY)

         For Pilgrim Emerging Markets Value, Growth + Value, High Total Return, High Total Return II, International Value, and Research Enhanced Index Funds (series of Pilgrim Mayflower Trust) and MidCap Opportunities Funds ( a series of Pilgrim Equity Trust), are being asked to ratify the selection of the accounting firm of PricewaterhouseCooper LLP ("PricewaterhouseCoopers") to act as the independent auditors for the Companies for the fiscal years ending October 31, 2000 or December 31, 2000, as applicable.

         At a meeting of the Board held on January 27, 2000, the Board of Trustees of Pilgrim Mayflower Trust and Pilgrim Equity Trust, including a majority of Trustees who are not "interested persons" as defined in the Investment Company Act of 1040, as amended, as well as the Trustees who were members of the Audit Committee, selected PricewaterhouseCoopers to act as the independent auditors for the fiscal year ending October 31, 2000 and December 31, 2000, as applicable.

         PricewaterhouseCoopers has served as independent auditors for Pilgrim Mayflower Trust with respect to its financial statements for the fiscal years ending October 31, 1997 through October 31, 1999. For Pilgrim Equity Trust, PricewaterhouseCoopers has served as independent auditors with respect to its financial statements for the fiscal years ended December 31, 1998 through December 31, 1999.

         PricewaterhouseCoopers has advised the Companies that it is an independent auditing firm and has no direct financial or material indirect financial interest in the Companies. PricewaterhouseCoopers has further informed the Boards that certain PricewaterhouseCoopers professionals had investments in certain Pilgrim Funds during a period in which PricewaterhouseCoopers was performing audit services for the funds and during the period of the firm's engagement to conduct the audit, but that none of those professionals performed services for the Pilgrim Funds. Representatives of PricewaterhouseCoopers are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

VOTE REQUIRED

         Shareholders of each Company must separately ratify the independent auditors for that Company. For each Company, the affirmative vote of a majority of the shares of that Company voted at the Meeting is required to approve this Proposal No. 4.

         THE BOARD OF DIRECTOR/TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS/TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 4.

                               GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

         Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SECTION 15(F) OF THE INVESTMENT COMPANY ACT

         ING America Insurance Holdings, Inc. and ReliaStar, the indirect parent company of Pilgrim Investments, have agreed to use their reasonable best efforts to assure compliance with the conditions of Section 15(f) of the Investment Company Act of 1940, as amended. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Investment Company Act of 1940, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three year period immediately following the change of control, at least 75% of an investment company's board of directors/trustees must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the Investment Company Act of 1940, as amended.

VOTING RIGHTS

         Each share of each class of a Fund is entitled to one vote. Shareholders of each Fund at the close of business on June 19, 2000 (the "Record Date") will be entitled to be present and to give voting instructions for the Funds at the Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. As of the Record Date, the Funds had the following shares outstanding:

           Fund                                               Shares Outstanding
           ----                                               ------------------
Pilgrim Asia-Pacific Fund                                            [ ]
Pilgrim Balanced Fund                                                [ ]
Pilgrim Bank and Thrift Fund                                         [ ]
Pilgrim Convertible Fund                                             [ ]
Pilgrim Emerging Countries Fund                                      [ ]
Pilgrim Emerging Markets Value Fund                                  [ ]
Pilgrim Government Securities Income Fund                            [ ]
Pilgrim Growth + Value Fund                                          [ ]
Pilgrim High Total Return Fund                                       [ ]
Pilgrim High Total Return Fund II                                    [ ]
Pilgrim High Yield Fund                                              [ ]
Pilgrim High Yield Fund II                                           [ ]
Pilgrim International Core Growth Fund                               [ ]
Pilgrim International SmallCap Growth Fund                           [ ]
Pilgrim International Value Fund                                     [ ]
Pilgrim LargeCap Growth Fund                                         [ ]
Pilgrim LargeCap Leaders Fund                                        [ ]
Pilgrim MagnaCap Fund                                                [ ]
Pilgrim MidCap Growth Fund                                           [ ]
Pilgrim MidCap Opportunities Fund                                    [ ]
Pilgrim MidCap Value Fund                                            [ ]
Pilgrim Money Market Fund                                            [ ]
Pilgrim Research Enhanced Index Fund                                 [ ]
Pilgrim SmallCap Growth Fund                                         [ ]
Pilgrim Strategic Income Fund                                        [ ]
Pilgrim Worldwide Growth Fund                                        [ ]

         For Pilgrim Advisory Funds, Inc. and Pilgrim Mutual Funds, one-third of the outstanding shares of the Company or Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum. For each remaining Company, a majority of the outstanding shares of the Company or Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum.

         If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

         The Funds expect that, before the Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners under rules of the New York Stock Exchange.

         If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

         To the knowledge of the Funds, as of ______, 2000, no current Director/Trustee of the Funds owned 1% or more of the outstanding shares of any Fund and the officers and Directors/Trustees of the Funds own, as a group, less than 1% of the shares of each Fund.

BENEFICIAL OWNERS

         Appendix S to this proxy statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of a Fund as of ________, 2000.

SOLICITATION OF PROXIES

         Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about _________,2000. Shareholders of the Funds whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Companies and employees of Pilgrim Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

         A shareholder may revoke the accompanying proxy at any time prior to its use by filing with his/her respective Company a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each of the proposals and may vote in their discretion with respect to other matters not now known to the Board of the Companies that may be presented at the Meeting.

EXPENSES

         Pilgrim Investments or an affiliate, or ING, will pay the expenses of the Funds in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses. The Funds will not bear the expenses of the Proxy Statement.

ADVISER AND PRINCIPAL UNDERWRITER

         Pilgrim Investments is located at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, and serves as the investment adviser to each of the Funds. Pilgrim Securities, Inc., whose address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the Distributor for each of the Funds.

EXECUTIVE OFFICERS OF THE COMPANY

         Officers of the Funds are elected by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The principal executive officers of each Fund, together with such person's position with the Funds and principal occupation for the last five years, are listed on Appendix T attached hereto.

SHAREHOLDER PROPOSALS

         The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act of 1940, as amended. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

REPORTS TO SHAREHOLDERS

         Each Company will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report regarding that Company on request. Requests for such reports should be directed to Pilgrim Investments at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or at (800) 992-1080.

         IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                        JAMES M. HENNESSY, Secretary


June 28, 2000
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004
(800) 992-0180

                                   APPENDICES

Appendix A          Form of Investment Management Agreement for Pilgrim Advisory
                    Funds, Inc. (Pilgrim Asia-Pacific Equity, LargeCap Leaders and MidCap Value Funds)

Appendix B          Form of Investment Management Agreement for Pilgrim Bank and
                    Thrift Fund, Inc.

Appendix C          Form of Investment Management Agreement for Pilgrim Equity
                    Trust (Pilgrim MidCap Opportunities Fund)

Appendix D          Form of Investment Management Agreement for Pilgrim
                    Government Securities Income Fund, Inc.

Appendix E          Form of Investment Management Agreement for Pilgrim
                    Investment Funds, Inc. (Pilgrim High Yield Fund)

Appendix F          Form of Investment Management Agreement for Pilgrim
                    Investment Funds, Inc. (Pilgrim MagnaCap Fund)

Appendix G          Form of Investment Management Agreement for Pilgrim
                    Mayflower Trust (Pilgrim Emerging Markets Value, Growth +
                    Value, High Total Return, HighTotal Return II, International
                    Value and Research Enhanced Index Funds)

Appendix H          Form of Investment Management Agreement for Pilgrim Mutual
                    Funds (Pilgrim Balanced, Convertible, Emerging Countries,
                    High Yield II, International Core Growth, International
                    SmallCap Growth, LargeCap Growth, MidCap Growth, Money
                    Market, SmallCap Growth, Strategic Income and Worldwide
                    Growth Funds)

Appendix I          Sub-Advisory Agreement with Brandes Investment Partners,
                    L.P. (Pilgrim Emerging Markets Value Fund)

Appendix J          Sub-Advisory Agreement with Brandes Investment Partners,
                    L.P. (Pilgrim International Value Fund)

Appendix K          Sub-Advisory Agreement with HSBC Asset Management
                    (Americans), Inc., HSBC Asset Management (Hong Kong),
                    Limited (Pilgrim Asia-Pacific Fund) and HSBC Asset
                    Management (Europe) Limited

Appendix L          Sub-Advisory Agreement with J. P. Morgan Investment
                    Management Inc. (Pilgrim Research Enhanced Index Fund)

Appendix M          Sub-Advisory Agreement with Navellier Fund Management, Inc.
                    (Pilgrim Growth + Value Fund)

Appendix N          Sub-Advisory Agreement with Nicholas-Applegate Capital
                    Management (Pilgrim Convertible, Emerging Countries,
                    International Core Growth, International SmallCap Growth,
                    LargeCap Growth and Worldwide Growth Funds)

                                   APPENDICES

Appendix O          Advisory Fees

Appendix P          Directors and Principal Executive Officers of Pilgrim
                    Investments, Inc.

Appendix Q          Fees Paid to Pilgrim Investments, Inc., Pilgrim Group, Inc
                    and Pilgrim Securities, Inc.

Appendix R          Annual Sub-Advisory Fees for the Sub-Advised Funds.

Appendix S          Beneficial Ownership.

Appendix T          Principal Executive Officers of Each of the Companies.

                                   APPENDIX A

    FORM OF INVESTMENT MANAGEMENT AGREEMENT FOR PILGRIM ADVISORY FUNDS, INC.
     (PILGRIM ASIA-PACIFIC EQUITY, LARGECAP LEADERS AND MIDCAP VALUE FUNDS)

                         INVESTMENT MANAGEMENT AGREEMENT

         THIS INVESTMENT MANAGEMENT AGREEMENT made as of the ___ day of _______, 2000, between Pilgrim Advisory Funds, Inc., a Maryland corporation, (hereinafter called the "Fund"), and Pilgrim Investments, Inc. a Delaware corporation (hereinafter called the "Manager").

                                   WITNESSETH

         WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Fund is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

         WHEREAS, the Fund currently proposes to offer shares in three series, may offer shares of additional series in the future, and currently intends to offer shares of additional series in the future;

         WHEREAS, the Fund desires to avail itself of the services of the Manager for the provision of advisory, management, administrative, and other services for the Fund; and

         WHEREAS, the Manager is willing to render such services to the Fund;

         NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

     1. APPOINTMENT. The Fund hereby appoints the Manager, subject to the direction of the Board of Directors, for the period and on the terms set forth in this Agreement, to provide advisory, management, administrative, and other services, as described herein, with respect to each series of the Fund (individually and collectively referred to herein as "Series"). The Manager accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

In the event the Fund establishes and designates additional series with respect to which it desires to retain the Manager to render advisory services hereunder, it shall notify the Manager in writing. If the Manager is willing to render such services, it shall notify the Fund in writing, whereupon such additional series shall become a Series hereunder.

     2. SERVICES OF THE MANAGER. The Manager represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940 and will maintain such registration for so long as required by applicable law. Subject to the general supervision of the Board of Directors of the Fund, the Manager shall provide the following advisory, management, administrative, and other services with respect to the Series:

         (a) Provide general, overall advice and guidance with respect to the Series and provide advice and guidance to the Fund's Directors, and oversee the management of the investments of the Series and the composition of each Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with each Series' investment objective or objectives and policies as stated in the Fund's current registration statement, which management shall be provided by others selected by the Manager and approved by the Board of Directors as provided below or directly by the Manager as provided in Section 3 of this Agreement;

         (b) In the event that the Manager wishes to select others to render investment management services, the Manager shall analyze, select and recommend for consideration by the Fund's Board of Directors investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Manager, engage (which engagement may also be by the Fund) such investment advisory firms to render investment advice and manage the investments of such Series and the composition of each such Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with the Series' investment objective or objectives and policies as stated in the Fund's current registration statement (any such firms approved by the Board of Directors and engaged by the Fund and/or the Manager are referred to herein as "Portfolio Managers");

         (c) Periodically monitor and evaluate the performance of the Portfolio Managers with respect to the investment objectives and policies of the Series;

         (d) Monitor the Portfolio Managers for compliance with the investment objective or objectives, policies and restrictions of each Series, the 1940 Act, Subchapter M of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

         (e) If appropriate, analyze and recommend for consideration by the Fund's Board of Directors termination of a contract with a Portfolio Manager under which the Portfolio Manager provided investment advisory services to one or more of the Series;

         (f) Supervise Portfolio Managers with respect to the services that such Portfolio Managers provide under respective sub-advisory agreements ("I Agreements"), although the Manager is not authorized, except as provided in
Section 3 of the Agreement, directly to make determinations with respect to the investment of a Series' assets or the purchase or sale of portfolio securities or other investments for a Series;

         (g) Provide all supervisory, management, and administrative services reasonably necessary for the operation of the Series other than the investment advisory services performed by the Portfolio Managers, including, but not limited to, (i) coordinating all matters relating to the operation of the Series, including any necessary coordination among the Portfolio Managers, custodian, transfer agent, dividend disbursing agent, and portfolio accounting agent (including pricing and valuation of the Series' portfolios), accountants, attorneys, and other parties performing services or operational functions for the Fund; (ii) maintaining or supervising the maintenance by third parties selected by the Manager of such books and records of the Fund and the Series as may be required by applicable federal or state law; (iii) preparing or supervising the preparation by third parties selected by the Manager of all federal, state, and local tax returns and reports relating to the Series required by applicable law; (iv) preparing and filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Series as required by applicable law; (v) preparing and arranging for the filing of registration statements and other documents with the Securities and Exchange Commission (the "SEC") and other federal and state regulatory authorities as may be required by applicable law; (vi) taking such other action with respect to the Fund as may be required by applicable law in connection with the Series, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (vii) providing the Fund, at the Manager's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Series as contemplated in this Agreement.

         (h) Render to the Board of Directors of the Fund such periodic and special reports as the Board may reasonably request; and

         (i) Make available its officers and employees to the Board of Directors and officers of the Fund for consultation and discussions regarding the administration and management of the Series and services provided to the Fund under this Agreement.

     3. INVESTMENT MANAGEMENT AUTHORITY. In the event the Manager wishes to render investment management services directly to a Series, then with respect to any such Series, the Manager, subject to the supervision of the Fund's Board of Directors, will provide a continuous investment program for the Series' portfolio and determine the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Manager shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the SEC, as amended. Furthermore:

         (a) The Manager will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In managing the Series in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel to the Fund or counsel to the Manager.

         (b) The Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors, and the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and the 1940 Act, as supplemented or amended.

         (c) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Series as well as any other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in a manner that is fair and equitable in the judgment of the Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

         (d) In connection with the purchase and sale of securities of the Series, the Manager will arrange for the transmission to the custodian for the Fund on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian.

         (e) The Manager will assist the custodian or portfolio accounting agent for the Fund in determining, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Manager. The Manager will monitor on a daily basis the determination by the custodian or portfolio accounting agent for the Fund of the value of portfolio securities and other assets of the Series and the determination of net asset value of the Series; provided, however, that the Manager shall, in the absence of bad faith, have no liability whatsoever for any mistakes or errors of judgment in providing the foregoing valuation-related services.

         (f) The Manager will make available to the Fund, promptly upon request, all of the Series' investment records and ledgers as are necessary to assist the Fund to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as well as other applicable laws. The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

         (g) The Manager will regularly report to the Fund's Board of Directors on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Fund's Board of Directors with respect to the Series such periodic and special reports as the Directors may reasonably request.

         (h) In connection with its responsibilities under this Section 3, the Manager is responsible for decisions to buy and sell securities and other investments for the Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Fund, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Manager in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the Securities and Exchange Act of 1934 and Rule 11a2-2(T) thereunder, the Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Manager or an affiliate of the Manager. Such allocation shall be in such amounts and proportions as the Manager shall determine consistent with the above standards, and the Manager will report on said allocation regularly to the Board of Directors of the Fund indicating the broker-dealers to which such allocations have been made and the basis therefor.

     4. CONFORMITY WITH APPLICABLE LAW. The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the Fund and with the instructions and directions of the Board of Directors of the Fund and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

     5. EXCLUSIVITY. The services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

     6. DOCUMENTS. The Fund has delivered properly certified or authenticated copies of each of the following documents to the Manager and will deliver to it all future amendments and supplements thereto, if any:

         (a) certified resolution of the Board of Directors of the Fund authorizing the appointment of the Manager and approving the form of this Agreement;

         (b) the Registration Statement as filed with the SEC and any amendments thereto; and

         (c) exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

     7. RECORDS. The Manager agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Manager with respect to the Series by the 1940 Act. The Manager further agrees that all records which it maintains for the Series are the property of the Fund and it will promptly surrender any of such records upon request.

     8. EXPENSES. During the term of this Agreement, the Manager will pay all expenses incurred by it in connection with its activities under this Agreement, except such expenses as are assumed by the Fund under this Agreement and such expenses as are assumed by a Sub-Adviser under its Sub-Advisory Agreement. The Manager further agrees to pay all fees payable to the Portfolio Managers, executive salaries and expenses of the Directors and officers of the Fund who are employees of the Manager or its affiliates, and office rent of the Fund. The Fund shall be responsible for all of the other expenses of its operations, including, without limitation, the management fee payable hereunder; brokerage commissions; interest; legal fees and expenses of attorneys; fees of auditors, transfer agents and dividend disbursing agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under federal and state laws and regulations (including the salary of employees of the Manager engaged in the registering and qualifying of shares of the Fund under federal and state laws and regulations or a pro-rata portion of the salary of employees to the extent so engaged); expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Fund who are not employees of the Manager or any Portfolio Manager, or their affiliates; membership dues in the Investment Company Institute; insurance premiums; and extraordinary expenses such as litigation expenses. To the extent the Manager incurs any costs or performs any services which are an obligation of the Fund, as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund only to the extent of its costs for such services.

     9. COMPENSATION. For the services provided by the Manager pursuant to this Agreement, the Fund will pay to the Manager a monthly fee, in arrears, equal to 1/12th of the corresponding percentage of the average daily net assets of each Series during the month. For purposes of the immediately preceding sentence, the corresponding percentages are as follows:

          Pilgrim MidCap Value fund            1.00%
          Pilgrim LargeCap Leaders Fund        1.00%
          Pilgrim Asia-Pacific Equity Fund     1.25%

Payment of the fee will be due by the 10th day of the following month. Payment of the above fees shall be in addition to any amount paid to the Manager for the salary of its employees engaged in registering and qualifying shares of the Fund under federal and state law as provided in Section 8. The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between us.

     10. LIABILITY OF THE MANAGER. The Manager may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Fund will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Manager's duties, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Fund will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Portfolio Manager or any of the Portfolio Manager's stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Manager's duties under this Agreement, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement.

     11. CONTINUATION AND TERMINATION. This Agreement shall become effective on the date first written above, subject to the condition that the Fund's Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect for two (2) years from the effective date of this Agreement, and shall continue from year to year thereafter with respect to each Series so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Directors of the Fund, or (ii) by vote of a majority of the outstanding voting shares of the Fund (as defined in the 1940 Act), and provided continuance is also approved by the vote of a majority of the Board of Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be amended in any material respect without a majority vote of the outstanding voting shares (as defined in the 1940 Act).

         However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding
(i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by a vote of a majority of the outstanding voting shares of the Fund, or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days' written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on sixty (60) days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its "assignment" (as described in the 1940 Act).

     12. USE OF NAME. It is understood that the name "Pilgrim Investments, Inc." or any derivative thereof (including the name "Pilgrim") or logo associated with that name is the valuable property of the Manager and its affiliates, and that the Fund and/or the Series have the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to such Fund and/or Series. Upon termination of this Agreement, the Fund (or Series) shall forthwith cease to use such name (or derivative or logo) and, in the case of the Fund, shall promptly amend its Articles of Incorporation to change its name (if such name is included therein).

     13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

     14. APPLICABLE LAW.

         (a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules or order of the SEC thereunder.

         (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        PILGRIM ADVISORY FUNDS, INC.


                                        By:
                                           -------------------------------------


                                        ----------------------------------------
                                        Title


                                        PILGRIM INVESTMENTS, INC.


                                        By:
                                           -------------------------------------


                                        ----------------------------------------
                                        Title

                                   APPENDIX B

 FORM OF INVESTMENT MANAGEMENT AGREEMENT FOR PILGRIM BANK AND THRIFT FUND, INC.

                         INVESTMENT MANAGEMENT AGREEMENT

         THIS INVESTMENT MANAGEMENT AGREEMENT is made as of the __th day of _______, 2000, by and between PILGRIM BANK AND THRIFT FUND, INC., a Maryland corporation (the "Fund"), and PILGRIM INVESTMENTS, INC., a Delaware corporation (the "Manager"), with respect to the following recital of fact.

                              W I T N E S S E T H:

         WHEREAS, the Fund is registered as a open-end, diversified, management investment company, under the Investment Company Act of 1940, as amended; and

         WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

         WHEREAS, the Fund desires to retain the Manager to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services.

         NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

     1. INVESTMENT MANAGEMENT. The Manager shall manage the Fund's affairs and shall supervise all aspects of the Fund's operations, including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Fund's Board of Directors. The Manager shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Manager.

     2. DUTIES OF THE INVESTMENT MANAGER. In carrying out its obligation under paragraph 1 hereof, the Manager shall:

         (a) supervise and manage all aspects of the Fund's operations;

         (b) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

         (c) arrange, but not pay for, the periodic updating and filing of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities;

         (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and service, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

         (e) provide the Board of Directors of the Fund on a regular basis with financial reports and analyses on the Fund's operations and the operations of comparable investment companies;

         (f) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or the portfolio of the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Manager considers desirable for inclusion in the Fund's portfolio;

         (g) determine what issuers and securities shall be represented in the Fund's portfolio and regularly report them to the Fund's Board of Directors;

         (h) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board of Directors; and

         (i) take, on behalf of the Fund, all actions which appear necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities, it being understood that the Fund shall reimburse the Manager for the costs of such actions upon proper accounting.

     3. BROKER-DEALER RELATIONSHIPS. The Manager is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates. The Manager's primary consideration in effecting a security transaction will be execution at the most favorable price.

         In selecting a broker-dealer to execute each particular transaction, the Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis; and other factors such as the broker-dealer's ability to engage in transactions in shares of issuers which are typically not listed on an organized stock exchange. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund.

         The Manager is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Manager. Such allocations shall be in such amounts and proportions as the Manager shall determine and the Manager will report on said allocations regularly to the Board of Directors of the Fund indicating the brokers to whom such allocations have been made and the basis therefor.

     4. CONTROL BY BOARD OF DIRECTORS. Any management or supervisory activities undertaken by the Manager pursuant to this Agreement, as well as other activities undertaken by the Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Directors of the Fund.

     5. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out is obligations under this Agreement, the Manager shall at all times conform to:

         (a) all applicable provisions of the Investment Company Act of 1940 and any rules and regulations adopted thereunder, as amended; and

         (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         (c) the provisions of the Articles of Incorporation of the Fund, as amended; and

         (d) the provisions of the By-laws of the Fund, as amended; and

         (e) any other applicable provisions of state and Federal law.

     6. EXPENSES. The expenses connected with the Fund shall be allocable between the Fund and the Manager as follows:

         (a) The Manager shall furnish at its expense and without cost to the Fund, the services of a President, Secretary and one or more Vice Presidents of the Fund, to the extent that such additional officers may be required by the Fund for the proper conduct of its affairs;

         (b) Nothing in Subparagraph (a) hereof shall be construed to require the Manager to bear the portion allocable to the Fund of the salary of the Manager's portfolio trader and the compensation paid to personnel working under his or her direction to the extent such salary and compensation does not exceed $15,000 per annum. Notwithstanding the obligation of the Fund to bear the expense of the items referred to above, the Manager may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the personnel carrying out such functions and the Fund shall reimburse the Manager therefor upon proper accounting;

         (c) The Manager shall bear the cost of the portion allocable to the Fund of the salary of the Manager's portfolio trader and the compensation paid to personnel working under his or her direction to the extent such salary and compensation exceeds $15,000 per annum;

         (d) The Fund shall pay or cause to be paid all expenses of the stock transfer or dividend agent or agents appointed by the Fund;

         (e) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: the charges and expenses of the registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any accounting agent appointed by the Fund; broker's commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to Federal, state or other governmental agencies; the cost and expense of engraving or printing of stock certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expenses in connection with the listing, and maintenance of such listing, of the Fund's shares on any securities exchange; the costs and expenses of preparing (including typesetting) prospectuses (including supplements thereto) of the Fund, proxy statements and reports to shareholders; and of printing and distributing such items to the Fund's shareholders, all expenses of shareholders' and directors' meetings; fees and travel expenses of directors or members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the Investment Company Act of 1940, as amended) of the Fund, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided therein.

     7. DELEGATION OF RESPONSIBILITIES. The Manager may, but should be under no duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Manager's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Manager of any Fund expense that the Manager is not required to pay or assume under this Agreement shall not relieve the Manager of any of its obligations to the Fund nor obligate the Manager to pay or assume any similar Fund expense on any subsequent occasions.

     8. COMPENSATION. For the services to be rendered and the expenses assumed by the Manager, the Fund shall pay to the Manager monthly compensation of the sum of the amounts determined by applying the following annual rates to the Fund's average daily net assets: 1.0% of the first $30 million of the Fund's average daily net assets, .75% of the Fund's average daily net assets of the next $95 million of average daily net assets, and .70% of the average daily net assets in excess of $125 million. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of fees set forth above. Payment of the Manager's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated above.

     9. NON-EXCLUSIVITY. The services of the Manager to the Fund are not to be deemed to be exclusive, and the Manager shall be free to render investment management and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers and directors of the Manager may serve as officers or directors of the Manager to the extent permitted by law; and that the officers and directors of the Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

     10. TERM AND APPROVAL. This Agreement shall become effective on the date first written above, subject to the condition that the Fund's Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of the Fund, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect for two (2) years from the effective date of this Agreement, and shall continue from year to year thereafter, provided that such continuance is specifically approved at least annually:

         (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act of 1940, as amended), and

         (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Fund directors), by votes cast in person at a meeting specifically called for such purpose.

     11. TERMINATION. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Fund's outstanding securities (as defined in Section 2(a)(42) of the Investment Company Act of 1940, as amended), or by the Manager, on sixty
(60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the Investment Company Act of 1940, as amended.

     12. LIABILITY OF THE MANAGER. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager or any of its officers, directors or employees or reckless disregard by the Manager of its duties under this Agreement, the Manager shall not be liable to the Fund or to any shareholder of the Fund for any act or omission in the course, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     13. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager and that of the Fund for this purpose shall be 40 N. Central Avenue, Suite 1200, Phoenix, Arizona 85004.

     14. QUESTIONS OF INTERPRETATION. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act of 1940, as amended, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commissions, such provisions shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers on the day and year first above written.


                                         PILGRIM
                                         BANK AND THRIFT FUND, INC.


Attest:                                  By:
        -----------------------------        -----------------------------------

Title:                                   Title:
       ------------------------------           --------------------------------


                                         PILGRIM INVESTMENTS, INC.


Attest:                                  By:
        -----------------------------        -----------------------------------

Title:                                   Title:
       ------------------------------           --------------------------------

                                   APPENDIX C

        FORM OF INVESTMENT MANAGEMENT AGREEMENT FOR PILGRIM EQUITY TRUST
                       (PILGRIM MIDCAP OPPORTUNITIES FUND)

                         INVESTMENT MANAGEMENT AGREEMENT

         AGREEMENT made the _____ day of ___________, 2000, by and between PILGRIM EQUITY TRUST, a Massachusetts business trust, (the "Trust") and PILGRIM INVESTMENTS, INC., a Delaware business corporation (the "Adviser").

         The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), consisting of the series named on schedule 1 hereto ( the "Fund" ), as such schedule may be revised from time to time.

         The Trust desires to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to render such investment advisory on the terms set forth below.

The parties agree as follows:

     1. The Trust hereby appoints the Adviser to act as investment adviser to the Trust and the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services described, for the compensation provided, in this Agreement.

     2. Subject to the supervision of the Trustees, the Adviser shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase and retention and disposition of portfolio securities, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Trust's Prospectus and Statement of Additional Information (as defined below) subject to the following understandings:

         (a) The Adviser shall provide supervision of the Fund's investments and determine from time to time what investments will be made, held or disposed of or what securities will be purchased and retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

         (b) The Adviser shall use its best judgment in the performance of its duties under this Agreement.

         (c) The Adviser, in the performance of its duties and obligations under this Agreement, shall (i) act in conformity with the Declaration of Trust, By-Laws, Prospectus and Statement of Additional Information of the Trust, with the instructions and directions of the Trustees and (ii) conform to and comply with the requirements of the Investment Company Act and all other applicable federal and state laws and regulations.

         (d) (i) The Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers or dealers to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information or as the Trustees may direct from time to time. In providing the Fund with investment supervision, the Adviser will give primary consideration to securing the most favorable price and efficient execution. The Adviser may also consider the financial responsibility, research and investment information and other services and research related products provided by brokers or dealers who may effect or be a party to any such transactions or other transactions to which other clients of the Adviser may be a party. The Fund recognize that the services and research related products provided by such brokers may be useful to the Adviser in connection with its services to other clients.

             (ii) When the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

         (e) The Adviser shall maintain, or cause to be maintained, all books and records required under the Investment Company Act to the extent not maintained by the custodian of the Trust. The Adviser shall render to the Trustees such periodic and special reports as the Trustees may reasonably request.

         (f) The Adviser shall provide the Trust's custodian on each business day information relating to all transactions concerning the Fund's assets.

         (g) The investment management services of the Adviser to the Trust and to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

     3. The Trust has delivered to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

         (a) Declaration of Trust, as amended, as filed with the Secretary of the Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as further amended from time to time, is herein called the "Declaration of Trust");

         (b) By-Laws of the Trust (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

         (c) Certified resolutions of the Trustees authorizing the appointment of the Adviser and approving this Agreement on behalf of the Trust and the Fund;

         (d) Registration Statement on Form N-lA under the Investment Company Act and the Securities Act of 1933, as amended from time to time (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission"), relating to the Trust and shares of beneficial interest of the Fund and all amendments thereto.

         (e) Notification of Registration of the Trust under the Investment Company Act on Form N-8A as filed with the Commission and all amendments thereto;

         (f) Prospectus and Statement of Additional Information included in the Registration Statement, as amended from time to time. All references to this Agreement, the Prospectus and the Statement of Additional Information shall be to such documents as most recently amended or supplemented and in effect.

     4. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust and/ or the Fund to serve in the capacities in which they are elected. All services to be furnished by the Adviser under this Agreement may be furnished through such directors, officers or employees of the Adviser.

     5. The Adviser agrees that all records which it maintains for the Trust and/or the Fund are property of the Trust and/or the Fund. The Adviser will surrender promptly to the Trust and/or the Fund any such records upon either the Trust's or the Fund's request. The Adviser further agrees to preserve such records for the periods prescribed in Rule 3la-2 of the Commission under the Investment Company Act.

     6. In connection with the services rendered by the Adviser under this Agreement, the Adviser will pay all of the following expenses:

         (a) the salaries and expenses of all personnel of the Trust, the Fund and the Adviser required to perform the services to be provided pursuant to this Agreement, except the fees of the Trustees who are not affiliated persons of the Adviser, and

         (b) all expenses incurred by the Adviser, the Trust or by the Fund in connection the performance of the Adviser's responsibilities hereunder, other than brokers' commissions and any issue or transfer taxes chargeable to Fund in connection with its securities transactions.

     7. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Adviser as compensation a at the rate set forth opposite Fund's name on Schedule 1 hereto, such fee to be accrued daily and paid monthly.

     8. The Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Adviser nor its officers, directors, employees or agents or controlling persons shall be liable for any error or judgment or mistake of law, or for any loss suffered by the Trust and/or the Fund in connection with or arising out of the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     9. As to the Fund, this Agreement shall continue until the date set forth opposite such Fund's name on Schedule 1 hereto (the "Reapproval Date") and shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Fund's name on Schedule 1 hereto (the "Reapproval Day"), provided that such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the Trustees of the Trust acting on behalf of Fund, who are not interested persons of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Trustees of the Trust or the holders of a majority of the outstanding voting securities of the Fund; provided however, that this Agreement may be terminated by the Trust, on behalf of the Fund at any time, without the payment of any penalty, by the Trustees acting on behalf of the Fund or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund, or by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment provided that a transaction which does not, under the Investment Company Act, result in a change of actual control or management of the Adviser's business shall not be deemed to be an assignment for the purposes of this Agreement.

     10. This agreement shall terminate automatically in the event of its assignment; the term "assignment" for this purpose shall have the meaning defined in Section 2(a)(4) of the Investment Company Act of 1940.

     11. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser who may also be a Trustee, officer or employee of the Trust and/or the Fund to engage in any other business or to devote his time and attention in part to the management or other aspect of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other person or entity.

     12. During the term of this Agreement, the Trust and the Fund agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Adviser, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt. In the event of termination of the Agreement, the Trust and/or the Fund will continue to furnish to the Adviser such other information relating to the business affairs of the Trust and/or the Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     13. This Agreement may be amended by mutual agreement, but only after authorization of such amendments by the affirmative vote of (i) the holders of the majority of the outstanding voting securities of the Fund and (ii) a majority of the members of the Trustees who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     14. The Adviser, the Trust and the Fund each agree that the name "Pilgrim" is proprietary to, and a property right of, the Adviser. The Trust and the Fund agree and consent that (i) each will only use the name "Pilgrim" as part of its name and for no other purpose, (ii) each will not purport to grant any third party the right to use the name "Pilgrim" and (iii) upon the termination of this Agreement, the Trust and the Fund shall, upon the request of the Adviser, cease to use the name "Pilgrim", and shall use its best efforts to cause its officers, Trustees and shareholders to take any and all actions which the Adviser may request to effect the foregoing.

     15. Any notice or other communications required to be given pursuant to this Agreement shall be deemed to be given if delivered or mailed by registered mail, postage paid, (1) to the Adviser at 40 N. Central Avenue, Suite 1200, Phoenix, Arizona 85004, Attention: Secretary; or (2) to the Trust and/or the Fund, 40 N. Central Avenue, Suite 1200, Phoenix, Arizona 85004, Attention:
Secretary.

     16. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona. The terms "interested person", "assignment", and "vote of the majority of the outstanding securities" shall have the meaning set forth in the Investment Company Act.

     17. The Declaration of Trust, establishing the Trust, dated June 12, 1998, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Pilgrim Equity Trust" refers to the Trustees under the Declaration collectively as trustees, but not individually or personally; and no Trustee, shareholder, officer, employee or agent of the Trust and/or the Fund may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the Trust property only shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.

                                         PILGRIM EQUITY TRUST


                                         By:
                                            ------------------------------------


                                         PILGRIM INVESTMENTS, INC.


                                         By:
                                            ------------------------------------

                                   SCHEDULE 1


                      Annual Fee as a
                     Percentage of Avg.     Last Continued/
Name of Fund         Daily Net Assets      Approved by Board    Re-approval Day
------------         ----------------      -----------------    ---------------
PILGRIM MIDCAP            1.00%              June 13, 2000       _________, 2002
OPPORTUNITIES
FUND

                                   APPENDIX D

    FORM OF INVESTMENT MANAGEMENT AGREEMENT FOR PILGRIM GOVERNMENT SECURITIES
                                INCOME FUND, INC.

                         INVESTMENT MANAGEMENT AGREEMENT

THIS INVESTMENT MANAGEMENT AGREEMENT made as of the __th day of __________, 2000, by and between PILGRIM GOVERNMENT SECURITIES INCOME FUND, INC., a corporation organized and existing under the laws of the State of California (hereinafter called the "Fund") and PILGRIM INVESTMENTS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Manager").

                              W I T N E S S E T H:

         WHEREAS, the Fund is an open-end management investment company, registered as such under the Investment Company Act of 1940; and

         WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

         WHEREAS, the Fund desires to retain the Manager to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services.

         NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

     1. The Fund hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and investment services with respect to the assets of the Fund, subject to the supervision and direction of the Fund's Board of Directors. The Manager shall, except as otherwise provided for herein, render or make available all administrative services needed for the management and operation of the Fund, and shall, as part of its duties hereunder, (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities, including the taking of such other steps a may be necessary to implement such advice and recommendations, (ii) furnish the Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Board of Directors may request, (iii) furnish such office space and personnel as is needed by the Fund, and (iv) in general superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Board of Directors.

     2. The Manager shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

     3. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     4. The Manager agrees to use its best efforts in the furnishing of such advice and recommendations to the Fund, in the preparation of reports and information, and in the management of the Fund's assets, all pursuant to this Agreement, and for this purpose the Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager may desire and request.

     5. The Fund will from time to time furnish to the Manager detailed statements of the investments and assets of the Fund and information as to its investment objectives and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to its investments as may be in the possession of the Fund or available to it and such other information as the Manager may reasonably request.

     6. Whenever the Manager has determined that the Fund should tender securities pursuant to a "tender offer solicitation", the Manager shall designate an affiliate as the "tendering dealer" so long as it is legally permitted to act in such capacity under the Federal securities laws and rules thereunder and the rules of any securities exchange or association of which such affiliate may be a member. Such affiliated dealer shall not be obligated to make any additional commitments of capital, expense or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the National Association of Securities Dealers, Inc.) as of the date of this Agreement. This Agreement shall not obligate the Manager or such affiliate (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Fund shall enter into an agreement with such affiliate to reimburse it for all expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

     7. The Manager shall bear and pay the costs of rendering the services to be performed by it under this Agreement. The Fund shall bear and pay for all other expenses of its operation, including, but not limited to, expenses incurred in connection with the issuance, registration and transfer of its shares; fees of its custodian, transfer and shareholder servicing agent; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required by the Investment Company Act of 1940; expenditures in connection with meetings of the shareholders and directors, except those called solely to accommodate the Manager; salaries of officers and fees and expenses of directors or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; salaries of personnel involved in placing orders for the execution of the Fund's portfolio transactions or in maintaining registration of its shares under state securities laws; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing reports, proxy statements and prospectuses of the Fund or other communications for distribution to its shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable state securities laws; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed. To the extent the Manager incurs any costs or performs any services which are an obligation of the Fund, as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund only to the extent of its costs for such services.

     8. (a) The Fund agrees to pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management services furnished or provided to the Fund and as a full reimbursement for all expenses assumed by the Manager, a management fee computed at the following annual percentage of the average daily net assets of the Fund:

          .50% on the first $500 million of net assets; plus
          .45% on the net assets from $500 million to $1 billion; plus .40% on net assets in excess of $1 billion

         (a) The management fees shall be accrued daily by the Fund and paid to the Manager at the end of each calendar month.

         (b) To the extent that the gross operating costs and expenses of the Fund (excluding any interest taxes, brokerage commissions, amortization of organization expenses, and, with the prior written approval of any state securities commission requiring same, any extraordinary expenses, such as litigation) exceed one and one-half percent (1.5%) of the Fund's average net asset value on the first $40 million of net assets and one percent (1%) on average net assets in excess of $40 million for any one fiscal year, the Manager shall reimburse the Fund for the amount of such excess expenses.

         (c) The management fee payable by the Fund hereunder shall be reduced to the extent that an affiliate of the Manager has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith, as referred to in Paragraph 6 herein.

     9. The Manager agrees that neither it nor any of its officers or employees shall take any short position in the capital stock of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and directors or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act of 1940, as amended.

     10. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles of Incorporation or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Fund of its responsibility for and control of the conduct of the affairs of the Fund.

     11. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

         (a) Notwithstanding the foregoing, the Manager agrees to reimburse the Fund for any and all costs, expenses, and counsel and Directors' fees reasonably incurred by the Fund in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, the holding of meetings of its shareholders or Directors, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which the Fund incurs as a result of action or inaction of the Manager or any of its shareholders where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transactions or proposed transaction in the shares or control of the Manager or its affiliates (or litigation related to any pending or proposed future transaction in such shares or control) which shall have been undertaken without the prior, express approval of the Fund's Board of Directors; or (ii) is within the sole control of the Manager or any of its affiliates or any of their officers, directors, employees or shareholders. The Manager shall not be obligated pursuant to the provisions of this Subparagraph 11(b), to reimburse the Fund for any expenditures related to the institution of an administrative proceeding or civil litigation by the Fund or by a Fund shareholder seeking to recover all or a portion of the proceeds derived by any shareholder of the Manager or any of its affiliates from the sale of his shares of the Manager, or similar matters. So long as this Agreement is in effect, the Manager shall pay to the Fund the amount due for expenses subject to this Subparagraph 11(b) within thirty (30) days after a bill or statement has been received by the Fund therefor. This provision shall not be deemed to be a waiver of any claim the Fund may have or may assert against the Manager or others or costs, expenses, or damages heretofore incurred by the Fund for costs, expenses, or damages the Fund may hereafter incur which are not reimbursable to it hereunder.

         (b) No provision of this Agreement shall be construed to protect any director or officer of the Fund, or of the Manager, from liability in violation of Section 17(h) and (i) of the Investment Company Act of 1940, as amended.

     12. This Agreement shall become effective on the date first written above, subject to the condition that the Fund's Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of the Fund, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect for two (2) years from the effective date of this Agreement, and shall continue from year to year thereafter so long as such continuation is approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

     13. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days written notice to the Manager, and by the Manager upon sixty (60) days written notice to the Fund.

     14. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act of 1940, as amended.

     15. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Fund.

     16. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

     17. The term "majority of the outstanding voting securities" of the Fund shall have the meaning as set forth in the Investment Company Act of 1940, as amended.

     18. In consideration of the execution of this Agreement, the Manager hereby grants to the Fund the right to use the name "Pilgrim" as part of its corporate name. The Fund agrees that in the event this Agreement is terminated, the Fund shall immediately take such steps as are necessary to amend its corporate name to remove the reference to "Pilgrim".

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

                                         PILGRIM GOVERNMENT SECURITIES
                                         INCOME FUND, INC.


Attest:                                  By:
        -----------------------------        -----------------------------------

Title:                                   Title:
       ------------------------------           --------------------------------


                                         PILGRIM INVESTMENTS, INC.


Attest:                                  By:
        -----------------------------        -----------------------------------

Title:                                   Title:
       ------------------------------           --------------------------------

                                   APPENDIX E

   FORM OF INVESTMENT MANAGEMENT AGREEMENT FOR PILGRIM INVESTMENT FUNDS, INC.
                            (PILGRIM HIGH YIELD FUND)

                         INVESTMENT MANAGEMENT AGREEMENT


THIS INVESTMENT MANAGEMENT AGREEMENT made as of the ___ day of _____, 2000, by and between PILGRIM INVESTMENT FUNDS, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the "Company") on behalf of its PILGRIM HIGH YIELD FUND series (the "Fund"), and PILGRIM INVESTMENTS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Manager").

                              W I T N E S S E T H:

         WHEREAS, the Fund is a series of the Company, an open-end management investment company, registered as such under the Investment Company Act of 1940; and

         WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

         WHEREAS, the Company on behalf of the Fund desires to retain the Manager to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services.

         NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

     1. The Company on behalf of the Fund hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and investment services with respect to the assets of the Fund, subject to the supervision and direction of the Board of Directors of the Company. The Manager shall, except as otherwise provided for herein, render or make available all administrative services needed for the management and operation of the Fund, and shall, as part of its duties hereunder, (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities, including the taking of such other steps a may be necessary to implement such advice and recommendations,
(ii) furnish the Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Board of Directors may request, (iii) furnish such office space and personnel as is needed by the Fund, and (iv) in general superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Board of Directors.

     2. The Manager shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

     3. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     4. The Manager agrees to use its best efforts in the furnishing of such advice and recommendations to the Fund, in the preparation of reports and information, and in the management of the Fund's assets, all pursuant to this Agreement, and for this purpose the Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager may desire and request.

     5. The Fund will from time to time furnish to the Manager detailed statements of the investments and assets of the Fund and information as to its investment objectives and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to its investments as may be in the possession of the Fund or available to it and such other information as the Manager may reasonably request.

     6. Whenever the Manager has determined that the Fund should tender securities pursuant to a "tender offer solicitation", the Manager shall designate an affiliate as the "tendering dealer" so long as it is legally permitted to act in such capacity under the Federal securities laws and rules thereunder and the rules of any securities exchange or association of which such affiliate may be a member. Such affiliated dealer shall not be obligated to make any additional commitments of capital, expense or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the National Association of Securities Dealers, Inc.) as of the date of this Agreement. This Agreement shall not obligate the Manager or such affiliate (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Fund shall enter into an agreement with such affiliate to reimburse it for all expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

     7. The Manager shall bear and pay the costs of rendering the services to be performed by it under this Agreement. The Fund shall bear and pay for all other expenses of its operation, including, but not limited to, expenses incurred in connection with the issuance, registration and transfer of its shares; fees of its custodian, transfer and shareholder servicing agent; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required by the Investment Company Act of 1940; expenditures in connection with meetings of the shareholders and directors, except those called solely to accommodate the Manager; salaries of officers and fees and expenses of directors or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; salaries of personnel involved in placing orders for the execution of the Fund's portfolio transactions or in maintaining registration of its shares under state securities laws; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing reports, proxy statements and prospectuses of the Fund or other communications for distribution to its shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable state securities laws; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed. To the extent the Manager incurs any costs or performs any services which are an obligation of the Fund, as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund only to the extent of its costs for such services.

     8. (a) The Fund agrees to pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management services furnished or provided to the Fund and as full reimbursement for all expenses assumed by the Manager, a management fee computed at an annual percentage rate of .60% of the average daily net assets of the Fund.

         (b) The management fees shall be accrued daily by the Fund and paid to the Manager at the end of each calendar month.

         (c) To the extent that the gross operating costs and expenses of the Fund (excluding any interest taxes, brokerage commissions, and, with the prior written approval of any state securities commission requiring same, any extraordinary expenses, such as litigation) exceed the allowable expense limitations of the state in which shares of the Fund are registered for sale having the most stringent expense reimbursement provisions, the Manager shall reimburse the Fund for the amount of such excess.

         (d) The management fee payable by the Fund hereunder shall be reduced to the extent that an affiliate of the Manager has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith, as referred to in Paragraph 6 herein.

     9. The Manager agrees that neither it nor any of its officers or employees shall take any short position in the capital stock of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and directors or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act of 1940, as amended.

     10. Nothing herein contained shall be deemed to require the Fund to take any action contrary to the Articles of Incorporation or By-Laws of the Company, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Company of its responsibility for and control of the conduct of the affairs of the Fund.

     11. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

         (b) Notwithstanding the foregoing, the Manager agrees to reimburse the Fund for any and all costs, expenses, and counsel and Directors' fees reasonably incurred by the Company in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, the holding of meetings of its shareholders or Directors, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which the Fund incurs as a result of action or inaction of the Manager or any of its shareholders where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transactions or proposed transaction in the shares or control of the Manager or its affiliates (or litigation related to any pending or proposed future transaction in such shares or control) which shall have been undertaken without the prior, express approval of the Company's Board of Directors; or (ii) is within the sole control of the Manager or any of its affiliates or any of their officers, directors, employees or shareholders. The Manager shall not be obligated pursuant to the provisions of this Subparagraph 11(b), to reimburse the Fund for any expenditures related to the institution of an administrative proceeding or civil litigation by the Fund or by a Fund shareholder seeking to recover all or a portion of the proceeds derived by any shareholder of the Manager or any of its affiliates from the sale of his shares of the Manager, or similar matters. So long as this Agreement is in effect, the Manager shall pay to the Fund the amount due for expenses subject to this Subparagraph 11(b) within thirty (30) days after a bill or statement has been received by the Fund therefor. This provision shall not be deemed to be a waiver of any claim the Fund may have or may assert against the Manager or others or costs, expenses, or damages heretofore incurred by the Fund for costs, expenses, or damages the Fund may hereafter incur which are not reimbursable to it hereunder.

         (c) No provision of this Agreement shall be construed to protect any director or officer of the Fund, or of the Manager, from liability in violation of Section 17(h) and (i) of the Investment Company Act of 1940, as amended.

     12. This Agreement shall become effective on the date first written above, subject to the condition that the Company's Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of the Fund, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect for two (2) years from the effective date of this Agreement, and shall continue from year to year thereafter so long as such continuation is approved at least annually by (i) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the directors of the Company who are not parties to this Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

     13. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Company, upon sixty (60) days written notice to the Manager, and by the Manager upon sixty (60) days written notice to the Fund.

     14. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act of 1940, as amended.

     15. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Fund.

     16. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

     17. The term "majority of the outstanding voting securities" of the Fund shall have the meaning as set forth in the Investment Company Act of 1940, as amended.

     18. In consideration of the execution of this Agreement, the Manager hereby grants to the Company and the Fund the right to use the name "Pilgrim" as part of their corporate names. The Company and Fund agree that in the event this Agreement is terminated, the Company and the Fund shall immediately take such steps as are necessary to amend their corporate names to remove the reference to "Pilgrim".

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, on the day and year first above written.

                                         PILGRIM INVESTMENTS FUNDS, INC.
                                         (on behalf of its Pilgrim High Yield
                                         Fund Series)


Attest:                                  By:
        -----------------------------        -----------------------------------

Title:                                   Title:
       ------------------------------           --------------------------------


                                         PILGRIM INVESTMENTS, INC.


Attest:                                  By:
        -----------------------------        -----------------------------------

Title:                                   Title:
       ------------------------------           --------------------------------

                                   APPENDIX F

   FORM OF INVESTMENT MANAGEMENT AGREEMENT FOR PILGRIM INVESTMENT FUNDS, INC.
                             (PILGRIM MAGNACAP FUND)

                         INVESTMENT MANAGEMENT AGREEMENT


         THIS INVESTMENT MANAGEMENT AGREEMENT made as of the ___ day of __________, 2000, by and between PILGRIM INVESTMENT FUNDS, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the "Company") on behalf of its PILGRIM MAGNACAP FUND series (the "Fund"), and PILGRIM INVESTMENTS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Manager").

                              W I T N E S S E T H:

         WHEREAS, the Fund is a series of the Company, an open-end management investment company, registered as such under the Investment Company Act of 1940; and

         WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

         WHEREAS, the Company on behalf of the Fund desires to retain the Manager to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services.

         NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

     1. The Company on behalf of the Fund hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and investment services with respect to the assets of the Fund, subject to the supervision and direction of the Board of Directors of the Company. The Manager shall, except as otherwise provided for herein, render or make available all administrative services needed for the management and operation of the Fund, and shall, as part of its duties hereunder, (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities, including the taking of such other steps a may be necessary to implement such advice and recommendations,
(ii) furnish the Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Board of Directors may request, (iii) furnish such office space and personnel as is needed by the Fund, and (iv) in general superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Board of Directors.

     2. The Manager shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

     3. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     4. The Manager agrees to use its best efforts in the furnishing of such advice and recommendations to the Fund, in the preparation of reports and information, and in the management of the Fund's assets, all pursuant to this Agreement, and for this purpose the Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager may desire and request.

     5. The Fund will from time to time furnish to the Manager detailed statements of the investments and assets of the Fund and information as to its investment objectives and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to its investments as may be in the possession of the Fund or available to it and such other information as the Manager may reasonably request.

     6. Whenever the Manager has determined that the Fund should tender securities pursuant to a "tender offer solicitation", the Manager shall designate an affiliate as the "tendering dealer" so long as it is legally permitted to act in such capacity under the Federal securities laws and rules thereunder and the rules of any securities exchange or association of which such affiliate may be a member. Such affiliated dealer shall not be obligated to make any additional commitments of capital, expense or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the National Association of Securities Dealers, Inc.) as of the date of this Agreement. This Agreement shall not obligate the Manager or such affiliate (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Fund shall enter into an agreement with such affiliate to reimburse it for all expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

     7. The Manager shall bear and pay the costs of rendering the services to be performed by it under this Agreement. The Fund shall bear and pay for all other expenses of its operation, including, but not limited to, expenses incurred in connection with the issuance, registration and transfer of its shares; fees of its custodian, transfer and shareholder servicing agent; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required by the Investment Company Act of 1940; expenditures in connection with meetings of the shareholders and directors, except those called solely to accommodate the Manager; salaries of officers and fees and expenses of directors or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; salaries of personnel involved in placing orders for the execution of the Fund's portfolio transactions or in maintaining registration of its shares under state securities laws; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing reports, proxy statements and prospectuses of the Fund or other communications for distribution to its shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable state securities laws; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed. To the extent the Manager incurs any costs or performs any services which are an obligation of the Fund, as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund only to the extent of its costs for such services.

     8. (a) The Fund agrees to pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management services furnished or provided to the Fund and as full reimbursement for all expenses assumed by the Manager, a management fee computed at the following annual percentage of the average daily net assets of the Fund:

          1.00% on the first $30 million of net assets; plus
          .75% on the net assets from $30 million to $250 million; plus .625% on net assets from $250 million to $500 million; plus .50% on net assets in excess of $500 million

         (b) The management fees shall be accrued daily by the Fund and paid to the Manager at the end of each calendar month.

         (c) To the extent that the gross operating costs and expenses of the Fund (excluding any interest taxes, brokerage commissions, and, with the prior written approval of any state securities commission requiring same, any extraordinary expenses, such as litigation) exceed the allowable expense limitations of the state in which shares of the Fund are registered for sale having the most stringent expense reimbursement provisions, the Manager shall reimburse the Fund for the amount of such excess.

         (d) The management fee payable by the Fund hereunder shall be reduced to the extent that an affiliate of the Manager has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith, as referred to in Paragraph 6 herein.

     9. The Manager agrees that neither it nor any of its officers or employees shall take any short position in the capital stock of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and directors or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act of 1940, as amended.

     10. Nothing herein contained shall be deemed to require the Fund to take any action contrary to the Articles of Incorporation or By-Laws of the Company, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Company of its responsibility for and control of the conduct of the affairs of the Fund.

     11. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

         (b) Notwithstanding the foregoing, the Manager agrees to reimburse the Fund for any and all costs, expenses, and counsel and Directors' fees reasonably incurred by the Company in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, the holding of meetings of its shareholders or Directors, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which the Fund incurs as a result of action or inaction of the Manager or any of its shareholders where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transactions or proposed transaction in the shares or control of the Manager or its affiliates (or litigation related to any pending or proposed future transaction in such shares or control) which shall have been undertaken without the prior, express approval of the Company's Board of Directors; or (ii) is within the sole control of the Manager or any of its affiliates or any of their officers, directors, employees or shareholders. The Manager shall not be obligated pursuant to the provisions of this Subparagraph 11(b), to reimburse the Fund for any expenditures related to the institution of an administrative proceeding or civil litigation by the Fund or by a Fund shareholder seeking to recover all or a portion of the proceeds derived by any shareholder of the Manager or any of its affiliates from the sale of his shares of the Manager, or similar matters. So long as this Agreement is in effect, the Manager shall pay to the Fund the amount due for expenses subject to this Subparagraph 11(b) within thirty (30) days after a bill or statement has been received by the Fund therefor. This provision shall not be deemed to be a waiver of any claim the Fund may have or may assert against the Manager or others or costs, expenses, or damages heretofore incurred by the Fund for costs, expenses, or damages the Fund may hereafter incur which are not reimbursable to it hereunder.

         (c) No provision of this Agreement shall be construed to protect any director or officer of the Fund, or of the Manager, from liability in violation of Section 17(h) and (i) of the Investment Company Act of 1940, as amended.

     12. This Agreement shall become effective on the date first written above, subject to the condition that the Company's Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of the Fund, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect for two (2) years from the effective date of this Agreement, and shall continue from year to year thereafter so long as such continuation is approved at least annually by (i) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the directors of the Company who are not parties to this Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

     13. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Company, upon sixty (60) days written notice to the Manager, and by the Manager upon sixty (60) days written notice to the Fund.

     14. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act of 1940, as amended.

     15. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Fund.

     16. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

     17. The term "majority of the outstanding voting securities" of the Fund shall have the meaning as set forth in the Investment Company Act of 1940, as amended.

     18. In consideration of the execution of this Agreement, the Manager hereby grants to the Company and the Fund the right to use the name "Pilgrim" as part of their corporate names. The Company and Fund agree that in the event this Agreement is terminated, the Company and the Fund shall immediately take such steps as are necessary to amend their corporate names to remove the reference to "Pilgrim".

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, on the day and year first above written.


                                         PILGRIM INVESTMENT FUNDS, INC.
                                         (on behalf of its Pilgrim MagnaCap
                                         Fund Series)


Attest:                                  By:
        -----------------------------        -----------------------------------

Title:                                   Title:
       ------------------------------           --------------------------------


                                         PILGRIM INVESTMENTS, INC.


Attest:                                  By:
        -----------------------------        -----------------------------------

Title:                                   Title:
       ------------------------------           --------------------------------

                                   APPENDIX G

       FORM OF INVESTMENT MANAGEMENT AGREEMENT FOR PILGRIM MAYFLOWER TRUST (PILGRIM EMERGING MARKETS VALUE, GROWTH + VALUE, HIGH TOTAL RETURN,
  HIGH TOTAL RETURN II, INTERNATIONAL VALUE AND RESEARCH ENHANCED INDEX FUNDS)

                         INVESTMENT MANAGEMENT AGREEMENT

         AGREEMENT made the ______ day of _________, 2000, by and between PILGRIM MAYFLOWER TRUST, a Massachusetts business trust, (the "Trust") and PILGRIM INVESTMENTS, INC., a Delaware business corporation (the "Adviser").

         The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), consisting of the series named on schedule 1 hereto (each "Fund" and collectively the "Funds"), as such schedule may be revised from time to time.

         The Trust desires to retain the Adviser to render investment advisory services to the Funds, and the Adviser is willing to render such investment advisory on the terms set forth below.

         The parties agree as follows:

     1. The Trust hereby appoints the Adviser to act as investment adviser to the Trust and the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services described, for the compensation provided, in this Agreement.

     2. Subject to the supervision of the Trustees, the Adviser shall manage the investment operations of the Funds and the composition of each Fund's portfolio, including the purchase and retention and disposition of portfolio securities, in accordance with each Fund's investment objectives, policies and restrictions as stated in the Trust's Prospectus and Statement of Additional Information (as defined below) subject to the following understandings:

         (a) The Adviser shall provide supervision of each Fund's investments and determine from time to time what investments will be made, held or disposed of or what securities will be purchased and retained, sold or loaned by each Fund, and what portion of the assets will be invested or held uninvested as cash.

         (b) The Adviser shall use its best judgment in the performance of its duties under this Agreement.

         (c) The Adviser, in the performance of its duties and obligations under this Agreement, shall (i) act in conformity with the Declaration of Trust, By-Laws, Prospectus and Statement of Additional Information of the Trust, with the instructions and directions of the Trustees and (ii) conform to and comply with the requirements of the Investment Company Act and all other applicable federal and state laws and regulations.

         (d) (i) The Adviser shall determine the securities to be purchased or sold by each Fund and will place orders pursuant to its determinations with or through such persons, brokers or dealers to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information or as the Trustees may direct from time to time. In providing each Fund with investment supervision, the Adviser will give primary consideration to securing the most favorable price and efficient execution. The Adviser may also consider the financial responsibility, research and investment information and other services and research related products provided by brokers or dealers who may effect or be a party to any such transactions or other transactions to which other clients of the Adviser may be a party. The Funds recognize that the services and research related products provided by such brokers may be useful to the Adviser in connection with its services to other clients.

             (ii) When the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

         (e) The Adviser shall maintain, or cause to be maintained, all books and records required under the Investment Company Act to the extent not maintained by the custodian of the Trust. The Adviser shall render to the Trustees such periodic and special reports as the Trustees may reasonably request.

         (f) The Adviser shall provide the Trust's custodian on each business day information relating to all transactions concerning each Fund's assets.

         (g) The investment management services of the Adviser to the Trust and to each Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

     3. The Trust has delivered to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

         (a) Declaration of Trust, as amended, as filed with the Secretary of the Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as further amended from time to time, is herein called the "Declaration of Trust");

         (b) By-Laws of the Trust (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

         (c) Certified resolutions of the Trustees authorizing the appointment of the Adviser and approving this Agreement on behalf of the Trust and each Fund;

         (d) Registration Statement on Form N-lA under the Investment Company Act and the Securities Act of 1933, as amended from time to time (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission"), relating to the Trust and shares of beneficial interest of each Fund and all amendments thereto.

         (e) Notification of Registration of the Trust under the Investment Company Act on Form N-8A as filed with the Commission and all amendments thereto;

         (f) Prospectus and Statement of Additional Information included in the Registration Statement, as amended from time to time. All references to this Agreement, the Prospectus and the Statement of Additional Information shall be to such documents as most recently amended or supplemented and in effect.

     4. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust and/ or the Funds to serve in the capacities in which they are elected. All services to be furnished by the Adviser under this Agreement may be furnished through such directors, officers or employees of the Adviser.

     5. The Adviser agrees that all records which it maintains for the Trust and/or the Funds are property of the Trust and/or the Funds. The Adviser will surrender promptly to the Trust and/or the Funds any such records upon either the Trust's or the Fund's request. The Adviser further agrees to preserve such records for the periods prescribed in Rule 3la-2 of the Commission under the Investment Company Act.

     6. (i) In connection with the services rendered by the Adviser under this Agreement, the Adviser will pay all of the following expenses:

         (a) the salaries and expenses of all personnel of the Trust, the Funds and the Adviser required to perform the services to be provided pursuant to this Agreement, except the fees of the Trustees who are not affiliated persons of the Adviser, and

         (b) all expenses incurred by the Adviser, the Trust or by the Funds in connection the performance of the Adviser's responsibilities hereunder, other than brokers' commissions and any issue or transfer taxes chargeable to each respective Fund in connection with its securities transactions.

     7. In the event the expenses of each Fund for any fiscal year (including the fees payable to the Adviser but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) exceed the lowest applicable annual expense limitation established pursuant to the statutes or regulations of any jurisdictions in which shares of each respective Fund are then qualified for offer and sale, the compensation due the Adviser will be reduced by the amount of such excess, or, if such reduction exceeds the compensation payable to the Adviser, the Adviser will pay each Fund, whose expenses exceed such expense limitation, the amount of such reduction which exceeds the amount of such compensation.

     8. For the services provided and the expenses assumed pursuant to this Agreement, each Fund will pay to the Adviser as compensation a at the rate set forth opposite each Funds' name on Schedule 1 hereto, such fee to be accrued daily and paid monthly.

     9. The Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Adviser nor its officers, directors, employees or agents or controlling persons shall be liable for any error or judgment or mistake of law, or for any loss suffered by the Trust and/or a Fund in connection with or arising out of the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. As to each Fund, this Agreement shall continue until the date set forth opposite such Fund's name on Schedule 1 hereto (the "Reapproval Date") and shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Fund's name on Schedule 1 hereto (the "Reapproval Day"), provided that such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the Trustees of the Trust acting separately on behalf of each Fund, who are not interested persons of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Trustees of the Trust or the holders of a majority of the outstanding voting securities of each respective Fund; provided however, that this Agreement may be terminated by the Trust, on behalf of a Fund at any time, without the payment of any penalty, by the Trustees acting on behalf of a Fund or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of a Fund, or by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment provided that a transaction which does not, under the Investment Company Act, result in a change of actual control or management of the Adviser's business shall not be deemed to be an assignment for the purposes of this Agreement.

     11. This agreement shall terminate automatically in the event of its assignment; the term "assignment" for this purpose shall have the meaning defined in Section 2(a)(4) of the Investment Company Act of 1940.

     12. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser who may also be a Trustee, officer or employee of the Trust and/or the Funds to engage in any other business or to devote his time and attention in part to the management or other aspect of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other person or entity.

     13. During the term of this Agreement, the Trust and each Fund agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of each Fund or the public, which refer in any way to the Adviser, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt. In the event of termination of the Agreement, the Trust and/or each Fund will continue to furnish to the Adviser such other information relating to the business affairs of the Trust and/or each Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     14. This Agreement may be amended by mutual agreement, but only after authorization of such amendments by the affirmative vote of (i) the holders of the majority of the outstanding voting securities of each Fund and ( ii) a majority of the members of the Trustees who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     15. The Adviser, the Trust and the Funds each agree that the name "Pilgrim" is proprietary to, and a property right of, the Adviser. The Trust and the Funds agree and consent that (i) each will only use the name "Pilgrim" as part of its name and for no other purpose, (ii) each will not purport to grant any third party the right to use the name "Pilgrim" and (iii) upon the termination of this Agreement, the Trust and the Funds shall, upon the request of the Adviser, cease to use the name "Pilgrim", and shall use its best efforts to cause its officers, trustees and shareholders to take any and all actions which the Adviser may request to effect the foregoing.

     16. Any notice or other communications required to be given pursuant to this Agreement shall be deemed to be given if delivered or mailed by registered mail, postage paid, (1) to the Adviser at 40 N. Central Avenue, Suite 1200, Phoenix, Arizona 85004, Attention: Secretary; or (2) to the Trust and/or the Funds, 40 N. Central Avenue, Suite 1200, Phoenix, Arizona 85004, Attention:
Secretary.

     17. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona. The terms "interested person", "assignment", and "vote of the majority of the outstanding securities" shall have the meaning set forth in the Investment Company Act.

         The Declaration of Trust, establishing the Trust, dated August 18, 1993, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Pilgrim Mayflower Trust" refers to the Trustees under the Declaration collectively as trustees, but not individually or personally; and no Trustee, shareholder, officer, employee or agent of the Trust and/or the Funds may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the Trust property only shall be liable..

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.

                                        PILGRIM MAYFLOWER TRUST


                                        By:
                                           -------------------------------------



                                        PILGRIM INVESTMENTS, INC.


                                        By:
                                           -------------------------------------

                                   SCHEDULE 1


                           Annual Fee as a
                          Percentage of Avg.             Last Approved/
Name of Fund              Daily Net Assets             Continued by Board    Re-approval Day
------------              ----------------             ------------------    ---------------
Pilgrim High Total       0.75 of 1% on first $250        June 13, 2000       ________, 2002
Return Fund              million; 0.70% on the next
                         $250 million; 0.65% on the
                         next $250 million; 0.60%
                         on the next $250 million;
                         and 0.55% on assets in
                         excess of $1 billion.

Pilgrim Growth +
Value Fund                        1.00%                  June 13, 2000       ________, 2002

Pilgrim High Total
Return Fund II                    0.75%                  June 13, 2000       ________, 2002

Pilgrim International
Value Fund                        1.00%                  June 13, 2000       ________, 2002

Pilgrim Emerging
Markets Value Fund                1.00%                  June 13, 2000       ________, 2002

Pilgrim Research
Enhanced Index Fund               0.70%                  June 13, 2000       ________, 2002

                                   APPENDIX H

        FORM OF INVESTMENT MANAGEMENT AGREEMENT FOR PILGRIM MUTUAL FUNDS (PILGRIM BALANCED, CONVERTIBLE, EMERGING COUNTRIES, HIGH YIELD II, INTERNATIONAL
   CORE GROWTH, INTERNATIONAL SMALLCAP GROWTH, LARGECAP GROWTH, MIDCAP GROWTH, MONEY MARKET, SMALLCAP GROWTH, STRATEGIC INCOME AND WORLDWIDE GROWTH FUNDS)

                         INVESTMENT MANAGEMENT AGREEMENT


         AGREEMENT made this ____ day of ____, 2000 between Pilgrim Mutual Funds (the "Fund"), a Delaware business trust and Pilgrim Investments, Inc. (the "Manager"), a Delaware corporation (the "Agreement").

         WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Fund is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

         WHEREAS, the Fund may offer shares of additional series in the future, and currently intends to offer shares of additional series in the future;

         WHEREAS, the Fund desires to avail itself of the services of the Manager for the provision of advisory and management services for the Fund; and

         WHEREAS, the Manager is willing to render such services to the Fund;

         NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

     1. APPOINTMENT. The Fund hereby appoints the Manager, subject to the direction of the Board of Trustees, for the period and on the terms set forth in this Agreement, to provide advisory, management, and other services, as described herein, with respect to each series of the Fund (individually and collectively referred to herein as "Series"). The Manager accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

         In the event the Fund establishes and designates additional series with respect to which it desires to retain the Manager to render advisory services hereunder, it shall notify the Manager in writing. If the Manager is willing to render such services, it shall notify the Fund in writing, whereupon such additional series shall become a Series hereunder.

     2. SERVICES OF THE MANAGER. The Manager represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940 and will maintain such registration for so long as required by applicable law. Subject to the general supervision of the Board of Trustees of the Fund, the Manager shall provide the following advisory, management, and other services with respect to the Series:

         (a) Provide general, overall advice and guidance with respect to the Series and provide advice and guidance to the Fund's Trustees, and oversee the management of the investments of the Series and the composition of each Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with each Series' investment objective or objectives and policies as stated in the Fund's current registration statement, which management may be provided by others selected by the Manager and approved by the Board of Trustees as provided below or directly by the Manager as provided in Section 3 of this Agreement;

         (b) In the event that the Manager wishes to select others to render investment management services, the Manager shall analyze, select and recommend for consideration and approval by the Fund's Board of Trustees investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Manager, engage (which engagement may also be by the Fund) such investment advisory firms to render investment advice and manage the investments of such Series and the composition of each such Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with the Series' investment objective or objectives and policies as stated in the Fund's current registration statement (any such firms approved by the Board of Trustees and engaged by the Fund and/or the Manager are referred to herein as "Portfolio Managers");

         (c) Periodically monitor and evaluate the performance of the Portfolio Managers with respect to the investment objectives and policies of the Series;

         (d) Monitor the Portfolio Managers for compliance with the investment objective or objectives, policies and restrictions of each Series, the 1940 Act, Subchapter M of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

         (e) If appropriate, analyze and recommend for consideration by the Fund's Board of Trustees termination of a contract with a Portfolio Manager under which the Portfolio Manager provides investment advisory services to one or more of the Series;

         (f) Supervise Portfolio Managers with respect to the services that such Portfolio Managers provide under respective sub-advisory agreements ("Sub-Advisory Agreements");

         (g) Render to the Board of Trustees of the Fund such periodic and special reports as the Board may reasonably request; and

         (h) Make available its officers and employees to the Board of Trustees and officers of the Fund for consultation and discussions regarding the administration and management of the Series and services provided to the Fund under this Agreement.

     3. INVESTMENT MANAGEMENT AUTHORITY. In the event the Manager wishes to render investment management services directly to a Series, then with respect to any such Series, the Manager, subject to the supervision of the Fund's Board of Trustees, will provide a continuous investment program for the Series' portfolio and determine the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Manager shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (the "SEC"), as amended. Furthermore:

         (a) The Manager will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In managing the Series in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel to the Fund or counsel to the Manager.

         (b) The Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Trustees, and the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and the 1940 Act, as supplemented or amended.

         (c) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Series as well as any other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in a manner that is fair and equitable in the judgment of the Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

         (d) In connection with the purchase and sale of securities of the Series, the Manager will arrange for the transmission to the custodian for the Fund on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian.

         (e) The Manager will assist the custodian or portfolio accounting agent for the Fund in determining, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Manager.

         (f) The Manager will make available to the Fund, promptly upon request, any of the Series' investment records and ledgers as are necessary to assist the Fund to comply with requirements of the 1940 Act, as well as other applicable laws. The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

         (g) The Manager will regularly report to the Fund's Board of Trustees on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Fund's Board of Trustees with respect to the Series such periodic and special reports as the Trustees may reasonably request.

         (h) In connection with its responsibilities under this Section 3, the Manager is responsible for decisions to buy and sell securities and other investments for the Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Fund, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Manager in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, the Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Manager or an affiliate of the Manager. Such allocation shall be in such amounts and proportions as the Manager shall determine consistent with the above standards, and the Manager will report on said allocation regularly to the Board of Trustees of the Fund indicating the broker-dealers to which such allocations have been made and the basis therefor.

     4. CONFORMITY WITH APPLICABLE LAW. The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the Fund and with the instructions and directions of the Board of Trustees of the Fund and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

     5. EXCLUSIVITY. The services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

     6. DOCUMENTS. The Fund has delivered properly certified or authenticated copies of each of the following documents to the Manager and will deliver to it all future amendments and supplements thereto, if any:

         (a) certified resolution of the Board of Trustees of the Fund authorizing the appointment of the Manager and approving the form of this Agreement;

         (b) the Registration Statement as filed with the SEC and any amendments thereto; and

         (c) exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

     7. RECORDS. The Manager agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Manager with respect to the Series by the 1940 Act. The Manager further agrees that all records which it maintains for each Series are the property of the Fund and it will promptly surrender any of such records upon request.

     8. EXPENSES. During the term of this Agreement, the Manager will pay all expenses incurred by it in connection with its activities under this Agreement, except such expenses as are assumed by the Fund under this Agreement and such expenses as are assumed by a Portfolio Manager under its Sub-Advisory Agreement. The Manager further agrees to pay all fees payable to the Portfolio Managers, executive salaries and expenses of the Trustees of the Fund who are employees of the Manager or its affiliates, and office rent of the Fund. The Fund shall be responsible for all of the other expenses of its operations, including, without limitation, the management fee payable hereunder; brokerage commissions; interest; legal fees and expenses of attorneys; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under federal and state laws and regulations (including the salary of employees of the Manager engaged in the registering and qualifying of shares of the Fund under federal and state laws and regulations or a pro-rata portion of the salary of employees to the extent so engaged); salaries of personnel involved in placing orders for the execution of the Fund's portfolio transactions; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and trustee meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Fund who are not employees of the Manager or any Portfolio Manager, or their affiliates; trade association dues; insurance premiums; extraordinary expenses such as litigation expenses. To the extent the Manager incurs any costs or performs any services which are an obligation of the Fund, as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund only to the extent of its costs for such services.

     9. COMPENSATION. For the services provided by the Manager to each Series pursuant to this Agreement, the Fund will pay to the Manager an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. Payment of the above fees shall be in addition to any amount paid to the Manager for the salary of its employees for performing services which are an obligation of the Fund as provided in Section 8. The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between us.

     10. LIABILITY OF THE MANAGER. The Manager may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Fund will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Manager's duties, or by reason of reckless disregard of the

Manager's obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Fund will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Portfolio Manager or any of the Portfolio Manager's stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Manager's duties under this Agreement, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. No trustee, officer, employee or agent of the Fund shall be subject to any personal liability whatsoever, in his or her official capacity, to any person, including the Portfolio Manager, other than to the Fund or its shareholders, in connection with Fund property or the affairs of the Fund, save only that arising from his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duty to such person; and all such persons shall look solely to the Fund property for satisfaction of claims of any nature against a trustee, officer, employee or agent of the Fund arising in connection with the affairs of the Fund. Moreover, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the Fund.

     11. CONTINUATION AND TERMINATION. This Agreement shall become effective on the date first written above, subject to the condition that the Fund's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect for two
(2) years from the effective date of this Agreement, and shall continue from year to year thereafter with respect to each Series so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Trustees of the Fund, or (ii) by vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be amended in any material respect without a majority vote of the outstanding voting shares (as defined in the 1940 Act).

         However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding
(i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting shares of the Fund, or with respect to a Series, by vote of a majority of the outstanding voting shares of such

Series, on sixty (60) days' written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on sixty (60) days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its "assignment" (as described in the 1940 Act).

     12. USE OF NAME. It is understood that the name "Pilgrim Investments, Inc." or any derivative thereof (including the name "Pilgrim") or logo associated with that name is the valuable property of the Manager and its affiliates, and that the Fund and/or the Series have the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to such Fund and/or Series. Upon termination of this Agreement, the Fund (or Series) shall forthwith cease to use such name (or derivative or logo) and, in the case of the Fund, shall promptly amend its Declaration of Trust to change its name (if such name is included therein).

     13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

     14. Applicable Law.

         (a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules or order of the SEC thereunder.

         (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                        PILGRIM MUTUAL FUNDS

                                        By:
                                           -------------------------------------


                                        ----------------------------------------
                                        Title


                                        PILGRIM INVESTMENTS, INC.


                                        By:
                                           -------------------------------------


                                        ----------------------------------------
                                        Title

                                   Schedule A

SERIES                        ANNUAL INVESTMENT MANAGEMENT FEE

Pilgrim SmallCap              1.00% of the Series' average net assets
Growth Fund

Pilgrim MidCap                0.75% of the first $500 million of the Series'
Growth Fund                   average net assets, 0.67% of the next $500 million
                              of average net assets, and 0.65% of the average net assets in excess of $1 billion

Pilgrim Large Cap             0.75% of the first $500 million of the Series'
Growth Fund                   average net assets, 0.675% of the next $500
                              million of average net assets, and 0.65% of the average net assets in excess of $1 billion

Pilgrim Convertible Fund      0.75% of the first $500 million of the Series'
                              average net assets, 0.675% of the next $500 million of average net assets, and 0.65% of the average net assets in excess of $1 billion

Pilgrim Balanced              0.75% of the first $500 million of the Series'
Growth Fund                   average net assets, 0.675% of the next $500
                              million of average net assets, and 0.65% of the average net assets in excess of $1 billion

Pilgrim High Quality          0.45% of the first $500 million of the Series'
Bond Fund                     average net assets, 0.40% of the next $250
                              million of average net assets, and 0.35% of the average net assets in excess of $750 million

Pilgrim Emerging              1.25% of the Series' average net assets
Countries Fund

Pilgrim Worldwide             1.00% of the first $500 million of the Series'
Growth Fund                   average net assets, 0.90% of the next $500
                              million of average net assets, and 0.85% of the average net assets in excess of $1 billion

Pilgrim International         $500 million of the 1.00% of the first Series'
Small Cap Growth Fund         average net assets, 0.90% of the next $500
                              million of average net assets, and 0.85% of the average net assets in excess of $1 billion

Pilgrim International         1.00% of the first $500 million of the Series'
Core Growth Fund              average net assets, 0.90% of the next $500
                              million of average net assets, and 0.85% of the average net assets in excess of $1 billion

Pilgrim High Yield Fund II    0.60% of the Series' average net assets

                                   APPENDIX I

          SUB-ADVISORY AGREEMENT WITH BRANDES INVESTMENT PARTNERS, L.P.
                      (PILGRIM EMERGING MARKETS VALUE FUND)

                             SUB-ADVISORY AGREEMENT

         AGREEMENT made this _____ day of September, 2000 by and between Pilgrim Investments, Inc., a Delaware Corporation (hereinafter the "Adviser"), investment adviser for the Pilgrim Emerging Markets Value Fund (hereinafter the "Fund"), a series of the Pilgrim Mayflower Trust (the "Trust"), and Brandes Investment Partners, L.P., a California limited partnership (hereinafter the "Subadviser").

         WHEREAS, the Adviser has been retained by the Trust on behalf of the Fund to provide investment advisory services to the Fund pursuant to an Investment Management Agreement made on ___________, 2000 (the "Investment Management Agreement"); and

         WHEREAS, the Fund's Trustees, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and the Fund's shareholders have approved the appointment of the Subadviser to perform certain investment advisory services for the Fund pursuant to this Subadvisory Agreement with the Adviser and the Subadviser is willing to perform such services for the Fund;

         WHEREAS, the Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         NOW THEREFORE, in consideration of the promises and mutual convenants herein contained, it is agreed between the Adviser and the Subadviser as follows:

     1. APPOINTMENT. The Adviser hereby appoints the Subadviser to perform advisory services to the Fund for the periods and on the terms set forth in this Subadvisory Agreement. The Subadviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. DUTIES OF SUBADVISER. The Adviser hereby authorizes Subadviser to manage the investment and reinvestment of cash and investments comprising those assets of the Fund with power on behalf of and in the name of the Fund at Subadviser's discretion, subject at all times to the supervision of the Adviser and the Trustees of the Fund:

         (a) to direct the purchase, subscription or other acquisition, and the sale, redemption, and exchange of investments, subject to the duty to render to the Trustees of the Fund and the Adviser written reports of the composition of the portfolio of the Fund as often as the Adviser or the Trustees of the Fund shall reasonably require;

         (b) to make all decisions relating to the manner, method, and timing of investment transactions, to select brokers, dealers and other intermediaries by or through whom such transactions will be effected, and to engage such consultants, analysts and experts in connection therewith as may be considered necessary or appropriate;

         (c) to direct banks, brokers or custodians to disburse funds or assets solely in order to execute investment transactions for the Fund, provided the Subadviser shall have no authority to direct the transfer of the Fund's funds or assets to itself or other affiliated persons and shall have no authority over the disbursement (as opposed to investment decisions) of funds or assets nor any custody of any of the Fund's funds or assets; and

         (d) to take all such other actions as may be considered necessary or appropriate to discharge its duties hereunder; PROVIDED THAT any specific or general directions which the Trustees of the Fund or the Adviser may give in writing to the Subadviser with regard to any of the foregoing powers shall, unless the contrary is expressly stated herein, override the general authority given by this provision to the extent that the Trustees of the Fund may, at any time and from time to time, direct, either generally or to a limited extent and either alone or in concert with the Adviser or the Subadviser (provided that such directions would not cause the Subadviser to violate any fiduciary duties or any laws with regard to the Subadviser's duties and responsibilities), all or any of the same as they shall think fit and, in particular, the Adviser shall have the right to direct the Subadviser to place trades through brokers and other agents of the Adviser's choice, subject to such brokers or agents executing such trades on a "best execution basis", i.e. at the best price and/or with research or other services which render that broker's services the most appropriate for the Subadviser's needs, and further that the Subadviser is satisfied that the dealing and execution quality of such brokers are satisfactory to the Subadviser; and PROVIDED FURTHER that nothing herein shall be construed as giving the Subadviser power to manage the aforesaid cash and investments in such a manner as would cause the Fund to be considered a "dealer" in stocks, securities or commodities for U.S. federal income tax purposes.

     The Adviser shall monitor and review the performance of the Subadviser under this Agreement, including but not limited to the Subadviser's performance of the duties delineated in subparagraphs (a)-(d) above.

     The Subadviser further agrees that, in performing its duties hereunder, it will:

     (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended, (the "Code") and all other applicable federal and state laws and regulations, the Prospectus and Statement of Additional Information for the Fund, and with any applicable procedures adopted by the Trustees in writing and made available to Subadviser;
(ii) manage the Fund in accordance with the investment requirements for regulated investment companies under Subchapter M of the Code and regulations issued thereunder, and (iii) direct the placement of orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

     (b) furnish to the Fund whatever non-proprietary reports the Fund may reasonably request with respect to the Fund's assets or contemplated investments. In addition, the Subadviser will keep the Fund and the Trustees informed of developments materially affecting the Fund's portfolio and shall, on the Subadviser's own initiative, furnish to the Fund from time to time whatever information the Subadviser believes appropriate for this purpose;

     (c) make available to the Fund's administrator, Northstar Administrators Corporation (the "Administrator"), the Adviser, and the Fund, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Adviser, the Administrator and the Fund in their compliance with applicable laws and regulations. The Subadviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

     (d) immediately notify the Adviser and the Fund in the event that the Subadviser or any of its affiliates (i) becomes aware that it is subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to this Subadvisory Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Subadviser further agrees to notify the Fund and the Adviser immediately of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Funds Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein respecting or relating to the Subadviser that becomes untrue in any material respect. The Adviser shall likewise immediately notify the Subadviser if it becomes aware of any regulatory action of the type described in this subparagraph 2(d) respecting or relating to the Fund, the Adviser, or any Affiliates of the Adviser.

     3. ALLOCATION OF CHARGES AND EXPENSES. The Subadviser shall pay all expenses associated with the management of its business operations in performing its responsibilities hereunder, including the cost of its own overhead, research, compensation and expenses of its partners, officers and employees, and other internal operating costs. The Fund shall bear its own overhead and other internal operating costs (whether incurred directly or by the Adviser or the Subadviser) including, without limitation:

         (a) the costs incurred by the Fund in the preparation and printing of its Prospectus or any offering literature (including any form of advertisement or other solicitation materials calculated to lead to investors subscribing for shares);

         (b) all fees and expenses on behalf of the Fund to the Transfer Agent and the Custodian;

         (c) the reasonable fees and expenses of accountants, auditors, lawyers and other professional advisors to the Fund;

         (d) any interest, fee or charge payable on or on account of any borrowing by the Fund;

         (e) fiscal and governmental charges and duties relating to the purchase, sale, issue or redemption of shares and increases in authorized share capital of the Fund;

         (f) the fees of any stock exchange or over-the-counter market on which the shares may from time to time be listed, quoted or dealt in and the expenses of obtaining any such listing, quotation or permission to deal;

         (g) the fees and expenses (if any) payable to Trustees;

         (h) brokerage, fiscal or governmental charges or duties in respect of or in connection with the acquisition, holding or disposal of any of the assets of the Fund or otherwise in connection with its business;

         (i) the expenses of publishing details and prices of shares in newspapers and other publications;

         (j) all expenses incurred in the convening of meetings of shareholders or in the preparation of agreements or other documents relating to the Fund or in relation to the safe custody of the documents of title of any investments;

         (k) all Trustees communication costs; and

         (l) all premiums and costs for Fund insurance and blanket fidelity bonds.

     4. COMPENSATION. The Adviser will pay the Subadviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to fifty
(50) percent of the management fee that the Fund pays the Adviser.

     5. BOOKS AND RECORDS. The Subadviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by applicable laws or regulations. The Subadviser also agrees that records it maintains and preserves pursuant to Rules 31a-2 under the 1940 Act (excluding trade secrets or intellectual property rights) in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request and the Subadviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

     6. STANDARD OF CARE AND LIMITATION OF LIABILITY. The Subadviser shall exercise its best business judgment and reasonable care in rendering the services provided by it under this Subadvisory Agreement. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares or by the Adviser in connection with the matters to which this Subadvisory Agreement relates, provided that nothing in this Subadvisory Agreement shall be deemed to protect or purport to protect the Subadviser against liability to the Fund or to holders of the Fund's shares or to the Adviser to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or by reason of the Subadviser's reckless disregard of its obligations and duties under this Subadvisory Agreement. As used in this Section 6, the term "Subadviser" shall include any officers, directors, employees or other affiliates of the Subadviser performing services for the Fund.

     7. SERVICES NOT EXCLUSIVE. It is understood that, except as may otherwise be agreed by the Adviser and the Subadviser, the services of the Subadviser are not exclusive. The Subadviser is not required to recommend to the Fund the same investments it recommends to its other clients. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Subadviser nor any of its partners officers or employees shall act as principal or agent or receive any commission. If the Subadviser provides any advice to its clients concerning the shares of the Fund, the Subadviser shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     8. DURATION AND TERMINATION. This Subadvisory Agreement shall continue in effect for a period of two years unless sooner terminated as provided herein and shall continue automatically for successive annual periods provided that such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Trustees of the Trust or the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Notwithstanding the foregoing, this Subadvisory Agreement may be terminated: (a) at any time without penalty by the Fund or Adviser upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities (as defined in the 1940
Act), upon sixty (60) days' written notice to the Subadviser, or (b) by the Subadviser at any time without penalty, upon (60) days' written notice to the Fund or Adviser. This Subadvisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Investment Advisory Agreement.

     9. AMENDMENTS. No provision of this Subadvisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties, and no material amendment of this Subadvisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Fund, including a majority of Trustees who are not interested persons of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     10. INDEMNIFICATION. (a) The Adviser hereby agrees to indemnify the Subadviser from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs or damages (other than liabilities, losses, expenses, attorneys fees and costs or damages arising from the Subadviser failing to meet the standard of care required hereunder in the performance by the Subadviser of, or its failure to perform, the services required hereunder), arising from: (i) the Advisees (or its affiliates' and their respective agents' and employees') failure to perform its duties or assume its obligations hereunder, or from its wrongful actions or omissions, including, but not limited to claims asserted or threatened by any shareholder of the Fund, governmental or regulatory agency, or any other person; (ii) claims arising from any wrongful act by the Fund or any of the Fund's trustees, officers, employees, or representatives, or by the Adviser, its officers, employees or representatives, or from any actions by the Fund's distributors or any representative of the Fund; (iii) any action or claim against the Subadviser based on any alleged untrue statement or misstatement of material fact in any registration statement, prospectus, shareholder report or other information or materials relating to the Fund or shares issued by the Fund or any amendment thereof or supplement thereto, or the failure or alleged failure to state therein a material fact required to be stated in order that the statements therein are not misleading, provided that such claim is not based upon information provided to the Adviser by the Subadviser or which facts or information the Subadviser failed to provide or disclose. With respect to any claim for which the Subadviser shall be entitled to indemnity hereunder, the Adviser shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Subadviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Adviser first receiving a written undertaking from the Subadviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent final determination by a court that the Subadviser was not entitled to indemnification hereunder in respect of such claim.

         (a) The Subadviser hereby agrees to indemnify the Adviser, its affiliates and the Fund from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs or damages (other than liabilities, losses, expenses, attorneys fees and costs or damages arising from the Adviser's failure to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Agreement) arising from Subadviser's or its agents' and employees' failure to perform its duties and assume its obligations hereunder, or from any failure of Subadviser to meet the standard of care set forth in Section 6 of this Agreement, including any action or claim against the Adviser based on any alleged untrue statement or misstatement of a material fact made or provided by the Subadviser contained in any registration statement, prospectus, shareholder report or other information or materials relating to the Fund or shares issued by the Fund, or the failure or alleged failure to state a material fact therein required to be stated in order that the statements therein are not misleading, which fact should have been made or provided by the Subadviser to the Adviser. With respect to any claim for which the Adviser is entitled to indemnity hereunder, the Subadviser shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Adviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Subadviser first receiving a written undertaking from the Adviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent final determination by a court that the Adviser was not entitled to indemnification hereunder in respect of such claim.

         (b) In the event that the Subadviser or Adviser is or becomes a party to any action or proceedings in respect of which indemnification may be sought hereunder, the party seeking indemnification (the "Indemnitee") shall promptly notify the other party thereof. After becoming notified of the same, the party from whom indemnification is sought (the "Indemnitor") shall be entitled to participate in any such action or proceeding and shall assume any payment for the full defense of the Indemnitee therein with counsel reasonably satisfactory to the party seeking indemnification. The Indemnitor shall not, in connection with any action or proceeding or separate but similar or related actions or proceedings in the same jurisdiction arising out of the same general allegation or circumstances, be liable for the fees or expenses of more than one separate firm of attorneys at any time for Indemnitees. After properly assuming the defense thereof, the Indemnitor shall not be liable hereunder to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof, other than damages, if any, by way of judgment, settlement, or otherwise pursuant to this provision. The Indemnitor shall not be liable hereunder for any settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld. The Indemnitee shall fully cooperate with the Indemnitor in the defense of any claim and any litigation or other legal proceedings resulting from the claim. The Indemnitee may participate in the defense of the claim and any litigation or other legal proceedings resulting from the claim. The Indemnitee may employ separate counsel to participate in such defense, and the fees and expenses of such counsel shall not be at the expense of the Indemnitee, but only if the employment thereof (a) has been specifically authorized in writing by the Indemnitor, which authorization shall not be unreasonably withheld and (b) relates to the defense of any claim or any litigation or other legal proceedings resulting from the claim to the extent the claim or any litigation or other legal proceedings resulting from the claim seeks injunctive, specific performance or other nonmonetary relief involving or affecting the business, operations or assets of the Indemnitee (or an Affiliate of the Indemnitee). The provisions of this Section 10 shall survive the termination of this Agreement.

     11. INDEPENDENT CONTRACTOR. Subadviser shall for all purposes of this Agreement be deemed to be an independent contractor and, except as otherwise expressly provided herein, shall have no authority to act for, bind or represent the Fund in any way or otherwise be deemed to be an agent of the Fund. Likewise, the Fund, the Adviser and their respective affiliates, agents and employees shall not be deemed agents of the Subadviser and shall have no authority to bind Subadviser.

     12. USE OF NAMES. (a) The Fund may, subject to sub-clause (b) below, use the name, "Brandes Investment Partners, L.P." ("Brandes") or the name of any principal of Brandes, or any component, abbreviation or other name derived therefrom for promotional purposes only for so long as this Subadvisory Agreement (or any extension, renewal or amendment thereof) continues in force, unless the Subadviser or such principal shall specifically consent in writing to such continued use thereafter. Any permitted use by the Fund during the term hereof of the name of the Subadviser or any of its principals, or any derivative thereof, shall in no way prevent the Subadviser or any of it shareholders or any of their successors, from using or permitting the use of such name (whether singly or in any combination with any other words) for, by or in connection with an entity or enterprise other than the Fund. At the conclusion of this Subadvisory Agreement or in the event of any termination of this Subadvisory Agreement for any reason, each of the authorized parties and their respective employees, representatives, affiliates, and associates agree that they shall immediately cease using each such name and any derivatives of said names for any purpose whatsoever.

         (a) The Adviser and its affiliates on one hand, and the Subadviser on the other, shall not publish or distribute, and the Adviser shall cause the Fund not to publish or distribute to Fund shareholders, prospective investors, sales agents or members of the public, any disclosure document, offering literature (including any form of advertisement or other solicitation materials calculated to lead investors to subscribe for and purchase shares of the Fund) or other document referring by name to the Subadviser or its affiliates on one hand and the Adviser or its affiliates on the other, unless the other party shall have consented in writing to such references in the form and context in which they appear.

     13. CHANGE IN IDENTITY. The Subadviser shall notify the Adviser of any change in the identity or control of its general or limited partners promptly after such change occurs.

     14. MISCELLANEOUS.

         (a) This Subadvisory Agreement shall be governed by the laws of the State of Massachusetts (without regard to principles of conflicts of law), provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

         (b) The captions of this Subadvisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (c) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument.

     15. NOTICES. Any notice, instruction or other instrument required or permitted to be given hereunder may be delivered in person to the offices of the parties as set forth therein during normal business hours, or delivered or sent by prepaid registered mail, express mail or by facsimile to the parties at such offices or such other address as may be notified by either party from time to time addressed to its President. Such notice, instruction or other instrument shall be deemed to have been served, in the case of a registered letter at the expiration of seventy-two (72) hours after posting; in the case of express mail, within twenty-four (24) hours after dispatch; and in the case of facsimile, immediately on dispatch; and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery or transmission when normal business hours commence. Evidence that the notice, instruction or other instrument was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

     16. ATTORNEYS' FEES. In the event of a material breach of this Agreement by any party hereto, the prevailing party, as determined by the trier of fact, shall be entitled to reasonable attorneys' fees and costs as determined by the court in such action, in addition to any other damages awarded.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year set forth above.

                                        Pilgrim Investments, Inc.

                                        By:
                                           -------------------------------------


                                        Brandes Investment Partners, L.P.

                                        By:
                                           -------------------------------------

                                   APPENDIX J

          SUB-ADVISORY AGREEMENT WITH BRANDES INVESTMENT PARTNERS, L.P.
                       (PILGRIM INTERNATIONAL VALUE FUND)

                             SUB-ADVISORY AGREEMENT

         AGREEMENT made this _____ day of September, 2000 by and between Pilgrim Investments, Inc., a Delaware Corporation (hereinafter the "Adviser"), investment adviser for the Pilgrim International Value Fund (hereinafter the "Fund"), a series of Pilgrim Mayflower Trust (the "Trust") and Brandes Investment Partners, L.P., a California limited partnership (hereinafter the "Subadviser").

         WHEREAS, the Adviser has been retained by the Trust on behalf of the Fund to provide investment advisory services to the Fund pursuant to an Investment Advisory Agreement made on _______________, 2000 (the "Investment Management Agreement"); and

         WHEREAS, the Fund's Trustees, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and the Fund's shareholders have approved the appointment of the Subadviser to perform certain investment advisory services for the Fund pursuant to this Subadvisory Agreement with the Adviser and the Subadviser is willing to perform such services for the Fund;

         WHEREAS, the Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser and the Subadviser as follows:

     1. APPOINTMENT. The Adviser hereby appoints the Subadviser to perform advisory services to the Fund for the periods and on the terms set forth in this Subadvisory Agreement. 'Me Subadviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided

     2. DUTIES OF SUBADVISER. The Adviser hereby authorizes Subadviser to manage the investment and reinvestment of cash and investments comprising those assets of the Fund with power on behalf of and in the name of the Fund at Subadviser's discretion, subject at all times to the supervision of the Adviser and the Trustees of the Fund:

         (a) to direct the purchase, subscription or other acquisition, and the sale, redemption, and exchange of investments, subject to the duty -to render to the Trustees of the Fund and the Adviser written reports of the composition of the portfolio of the Fund as often as the Adviser or the Trustees of the Fund shall reasonably require;

         (b) to make all decisions relating to the manner, method, and timing of investment transactions, to select brokers, dealers and other intermediaries by or through whom such transactions will be effected, and to engage such consultants, analysts and experts in connection therewith as may be considered necessary or appropriate;

         (c) to direct banks, brokers or custodians to disburse funds or assets solely in order to execute investment transactions for the Fund, provided the Subadviser shall have no authority to direct the transfer of the Fund's funds or assets to itself or other affiliated persons and shall have no authority over the disbursement (as opposed to investment decisions) of funds or assets nor any custody of any of the Fund's funds or assets; and

         (d) to take all such other actions as may be considered necessary or appropriate to discharge its duties hereunder; PROVIDED THAT any specific or general directions which the Trustees of the Fund or the Adviser may give in writing to the Subadviser with regard to any of the foregoing powers shall, unless the contrary is expressly stated herein, override the general authority given by this provision to the extent that the Trustees of the Fund may, at any time and from time to time, direct, either generally or to a limited extent and either alone or in concert with the Adviser or the Subadviser (provided that such directions would not cause the Subadviser to violate any fiduciary duties or any laws with regard to the Subadviser's duties and responsibilities), all or any of the same as they shall think fit and, in particular, the Adviser shall have the right to direct the Subadviser to place trades through brokers and other agents of the Adviser's choice, subject to such brokers or agents executing such trades on a "best execution basis", i.e. at the best price and/or with research or other services which render that broker's services the most appropriate for the Subadviser's needs, and further that the Subadviser is satisfied that the dealing and execution quality of such brokers are satisfactory to the Subadviser; and PROVIDED FURTHER that nothing herein shall be construed as giving the Subadviser power to manage the aforesaid cash and investments in such a manner as would cause the Fund to be considered a "dealer" in stocks, securities or commodities for U.S. federal income tax purposes.

         The Adviser shall monitor and review the performance of the Subadviser under this Agreement, including but not limited to the Subadviser's performance of the duties delineated in subparagraphs (a)-(d) above.

         The Subadviser further agrees that, in performing its duties hereunder, it will:

         (a) (i) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended, (the "Code") and all other applicable federal and state laws and regulations, the Prospectus and Statement of Additional Information for the Fund, and with any applicable procedures adopted by the Trustees in writing and made available to Subadviser; (ii) manage the Fund in accordance with the investment requirements for regulated investment companies under Subchapter M of the Code and regulations issued thereunder, and (iii) direct the placement of orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

         (b) furnish to the Fund whatever non-proprietary reports the Fund may reasonably request with respect to the Fund's assets or contemplated investments. In addition, the Subadviser will keep the Fund and the Trustees informed of developments materially affecting the Fund's portfolio and shall, on the Subadviser's own initiative, furnish to the Fund from time to time whatever information the Subadviser believes appropriate for this purpose;

         (c) make available to the Fund's administrator, Northstar Administrators Corporation (the "Administrator"), the Adviser, and the Fund, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Adviser, the Administrator and the Fund in their compliance with applicable laws and regulations. The Subadviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

         (d) immediately notify the Adviser and the Fund in the event that the Subadviser or any of its affiliates (i) becomes aware that it is subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to this Subadvisory Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Subadviser further agrees to notify the Fund and the Adviser immediately of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Fund's Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein respecting or relating to the Subadviser that becomes untrue in any material respect. The Adviser shall likewise immediately notify the Subadviser if it becomes aware of any regulatory action of the type described in this subparagraph 2(d) respecting or relating to the Fund, the Adviser, or any Affiliates of the Adviser.

     3. ALLOCATION OF CHARGES AND EXPENSES. The Subadviser shall pay all expenses associated with the management of its business operations in performing its responsibilities hereunder, including the cost of its own overhead, research, compensation and expenses of its partners, officers and employees, and other internal operating costs. The Fund shall bear its own overhead and other internal operating costs (whether incurred directly or by the Adviser or the Subadviser) including, without limitation:

         (a) the costs incurred by the Fund in the preparation and printing of its Prospectus or any offering literature (including any form of advertisement or other solicitation materials calculated to lead to investors subscribing for shares);

         (b) all fees and expenses on behalf of the Fund to the Transfer Agent and the Custodian;

         (c) the reasonable fees and expenses of accountants, auditors, lawyers and other professional advisors to the Fund;

         (d) any interest, fee or charge payable on or on account of any borrowing by the Fund;

         (e) fiscal and governmental charges and duties relating to the purchase, sale, issue or redemption of shares and increases in authorized share capital of the Fund;

         (f) the fees of any stock exchange or over-the-counter market on which the shares may from time to time be listed, quoted or dealt in and the expenses of obtaining any such listing, quotation or permission to deal;

         (g) the fees and expenses (if any) payable to Trustees;

         (h) brokerage, fiscal or governmental charges or duties in respect of or in connection with the acquisition, holding or disposal of any of the assets of the Fund or otherwise in connection with its business;

         (i) the expenses of publishing details and prices of shares in newspapers and other publications;

         (j) all expenses incurred in the convening of meetings of shareholders or in the preparation of agreements or other documents relating to the Fund or in relation to the safe custody of the documents of title of any investments;

         (k) all Trustees communication costs; and

         (l) all premiums and costs for Fund insurance and blanket fidelity bonds.

     4. COMPENSATION. The Subadviser agrees to waive all compensation until the Fund's net assets exceed $50 million. After the Fund's net assets exceed $50 million, the Adviser will pay the Subadviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to fifty (50) percent of the management fee that the Fund pays the Adviser.

     5. BOOKS AND RECORDS. The Subadviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by applicable laws or regulations. The Subadviser also agrees that records it maintains and preserves pursuant to Rules 3 1 a-2 under the 1940 Act (excluding trade secrets or intellectual property rights) in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request and the Subadviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

     6. STANDARD OF CARE AND LIMITATION OF LIABILITY. The Subadviser shall exercise its best business judgment and reasonable care in rendering the services provided by it under this Subadvisory Agreement. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares or by the Adviser in connection with the matters to which this Subadvisory Agreement relates, provided that nothing in this Subadvisory Agreement shall be deemed to protect or purport to protect the Subadviser against liability to the Fund or to holders of the Fund's shares or to the Adviser to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or by reason of the Subadviser's reckless disregard of its obligations and duties under this Subadvisory Agreement. As used in this Section 6, the term "Subadviser" shall include any officers, directors, employees or other affiliates of the Subadviser performing services for the Fund.

     7. SERVICES NOT EXCLUSIVE. It is understood that, except as may otherwise be agreed by the Adviser and the Subadviser, the services of the Subadviser are not exclusive. The Subadviser is not required to recommend to the Fund the same investments it recommends to its other clients. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Subadviser nor any of its partners officers or employees shall act as principal or agent or receive any commission. If the Subadviser provides any advice to its clients concerning the shares of the Fund, the Subadviser shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     8. DURATION AND TERMINATION. This Subadvisory Agreement shall continue in effect for a period of two years unless sooner terminated as provided herein and shall continue automatically for successive annual periods provided that such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Trustees of the Trust or the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Notwithstanding the foregoing, this Subadvisory Agreement may be terminated: (a) at any time without penalty by the. Fund or Adviser upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities (as defined in the 1940
Act), upon sixty (60) days' written notice to the Subadviser, or (b) by the Subadviser at any time without penalty, upon (60) days' written notice to the Fund or Adviser. This Subadvisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Investment Advisory Agreement.

     9. AMENDMENTS. No provision of this Subadvisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties, and no material amendment of this Subadvisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Fund, including a majority of Trustees who are not interested persons of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     10. INDEMNIFICATION. (a) The Adviser hereby agrees to indemnify the Subadviser from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs or damages (other than liabilities, losses, expenses, attorneys fees and costs or damages arising from the Subadviser failing to meet the standard of care required hereunder in the performance by the Subadviser of, or its failure to perform, the services required hereunder), arising from: (i) the Adviser's (or its affiliates' and their respective agents' and employees') failure to perform its duties or assume its obligations hereunder, or from its wrongful actions or omissions, including, but not limited to claims asserted or threatened by any shareholder of the Fund, governmental or regulatory agency, or any other person; (ii) claims arising from any wrongful act by the Fund or any of the Fund's trustees, officers, employees, or representatives, or by the Adviser, its officers, employees or representatives, or from any actions by the Funds distributors or any representative of the Fund; (iii) any action or claim against the Subadviser based on any alleged untrue statement or misstatement of material fact in any registration statement, prospectus, shareholder report or other information or materials relating to the Fund or shares issued by the Fund or any amendment thereof or supplement thereto, or the failure or alleged failure to state therein a material fact required to be stated in order that the statements therein are not misleading, provided that such claim is not based upon information provided to the Adviser by the Subadviser or which facts or information the Subadviser failed to provide or disclose. With respect to any claim for which the Subadviser shall be entitled to indemnity hereunder, the Adviser shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Subadviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Adviser first receiving a written undertaking from the Subadviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent final determination by a court that the Subadviser was not entitled to indemnification hereunder in respect of such claim.

         (b) The Subadviser hereby agrees to indemnify the Adviser, its affiliates and the Fund from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs or damages (other than liabilities, losses, expenses, attorneys fees and costs or damages arising from the Adviser's failure to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Agreement) arising from Subadviser's or its agents' and employees' failure to perform its duties and assume its obligations hereunder, or from any failure of Subadviser to meet the standard of care set forth in Section 6 of this Agreement, including any action or claim against the Adviser based on any alleged untrue statement or misstatement of a material fact made or provided by the Subadviser contained in any registration statement, prospectus, shareholder report or other information or materials relating to the Fund or shares issued by the Fund, or the failure or alleged failure to state a material fact therein required to be stated in order that the statements therein are not misleading, which fact should have been made or provided by the Subadviser to the Adviser. With respect to any claim for which the Adviser is entitled to indemnity hereunder, the Subadviser shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Adviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Subadviser first receiving a written undertaking from the Adviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent final determination by a court that the Adviser was not entitled to indemnification hereunder in respect of such claim.

         (c) In the event that the Subadviser or Adviser is or becomes a party to any action or proceedings in respect of which indemnification may be sought hereunder, the party seeking indemnification (the "Indemnitee") shall promptly notify the other party thereof. After becoming notified of the same, the party from whom indemnification is sought (the "Indemnitor") shall be entitled to participate in any such action or proceeding and shall assume any payment for the full defense of the Indemnitee therein with counsel reasonably satisfactory to the party seeking indemnification. The Indemnitor shall not in connection with any action or proceeding or separate but similar or related actions or proceedings in the same jurisdiction arising out of the same general allegation or circumstances, be liable for the fees or expenses of more than one separate firm of attorneys at any time for Indemnitees. After properly assuming the defense thereof, the Indemnitor shall not be liable hereunder to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof, other than damages, if any, by way of judgment, settlement, or otherwise pursuant to this provision. The Indemnitor shall not be liable hereunder for any settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld. The Indemnitee shall fully cooperate with the Indemnitor in the defense of any claim and any litigation or other legal proceedings resulting from the claim. The Indemnitee may participate in the defense of the claim and any litigation or other legal proceedings resulting from the claim. The Indemnitee may employ separate counsel to participate in such defense, and the fees and expenses of such counsel shall not be at the expense of the Indemnitee, but only if the employment thereof (a) has been specifically authorized in writing by the Indemnitor, which authorization shall not be unreasonably withheld and (b) relates to the defense of any claim or any litigation or other legal proceedings resulting from the claim to the extent the claim or any litigation or other legal proceedings resulting from the claim seeks injunctive, specific performance or other nonmonetary relief involving or affecting the business, operations or assets of the Indemnitee (or an Affiliate of the Indemnitee). The provisions of this Section 10 shall survive the termination of this Agreement.

     11. INDEPENDENT CONTRACTOR. Subadviser shall for all purposes of this Agreement be deemed to be an independent contractor and, except as otherwise expressly provided herein, shall have no authority to act for, bind or represent the Fund in any way or otherwise be deemed to be an agent of the Fund. Likewise, the Fund, the Adviser and their respective affiliates, agents and employees shall not be deemed agents of the Subadviser and shall have no authority to bind Subadviser.

     12. USE OF NAMES. (a) The Fund may, subject to sub-clause (b) below, use the name, "Brandes Investment Partners, L.P." ("Brandes") or the name of any principal of Brandes, or any component, abbreviation or other name derived therefrom for promotional purposes only for so long as this Subadvisory Agreement (or any extension, renewal or amendment thereof) continues in force, unless the Subadviser or such principal shall specifically consent in writing to such continued use thereafter. Any permitted use by the Fund during the term hereof of the name of the Subadviser or any of its principals, or any derivative thereof, shall in no way prevent the Subadviser or any of it shareholders or any of their successors, from using or permitting the use of such name (whether singly or in any combination with any other words) for, by or in connection with an entity or enterprise other than the Fund. At the conclusion of this Subadvisory Agreement or in the event of any termination of this Subadvisory Agreement for any reason, each of the authorized parties and their respective employees, representatives, affiliates, and associates agree that they shall immediately cease using each such name and any derivatives of said names for any purpose whatsoever.

         (b) The Adviser and its affiliates on one hand, and the Subadviser on the other, shall not publish or distribute, and the Adviser shall cause the Fund not to publish or distribute to Fund shareholders, prospective investors, sales agents or members of the public, any disclosure document, offering literature (including any form of advertisement or other solicitation materials calculated to lead investors to subscribe for and purchase shares of the Fund) or other document referring by name to the Subadviser or its affiliates on one hand and the Adviser or its affiliates on the other, unless the other party shall have consented in writing to such references in the form and context in which they appear.

     13. CHANGE IN IDENTITY. The Subadviser shall notify the Adviser of any change in the identity or control of its general or limited partners promptly after such change occurs.

     14. MISCELLANEOUS.

         (c) This Subadvisory Agreement shall be governed by the laws of the State of Massachusetts (without regard to principles of conflicts of law), provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

         (d) The captions of this Subadvisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (e) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument.

     15. NOTICES. Any notice, instruction or other instrument required or permitted to be given hereunder may be delivered in person to the offices of the parties as set forth therein during normal business hours, or delivered or sent by prepaid registered mail, express mail or by facsimile to the parties at such offices or such other address as may be notified by either party from time to time addressed to its President. Such notice, instruction or other instrument shall be deemed to have been served, in the case of a registered letter at the expiration of seventy-two (72) hours after posting; in the case of express mail, within twenty-four (24) hours after dispatch; and in the case of facsimile, immediately on dispatch; and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery or transmission when normal business hours commence. Evidence that the notice, instruction or other instrument was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

     16. ATTORNEYS' FEES. In the event of a material breach of this Agreement by any party hereto, the prevailing party, as determined by the trier of fact, shall be entitled to reasonable attorneys' fees and costs as determined by the court in such action, in addition to any other damages awarded.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year set forth above.


                                        Pilgrim Investments, Inc.

                                        By:
                                           -------------------------------------


                                        Brandes Investment Partners, L.P.

                                        By:
                                           -------------------------------------

                                   APPENDIX K

 SUB-ADVISORY AGREEMENT WITH HSBC ASSET MANAGEMENT AMERICAS, INC. AND HSBC ASSET
                          MANAGEMENT HONG KONG, LIMITED
                           (PILGRIM ASIA-PACIFIC FUND)

                             SUB-ADVISORY AGREEMENT


         AGREEMENT made this ___th day of ____, 2000 between Pilgrim Investments, Inc., a Delaware corporation (the "Manager"), and HSBC Asset Management (Americas) Inc., a New York corporation ("HSBC Americas"), HSBC Asset Management (Hong Kong) Limited, a Hong Kong corporation ("HSBC Hong Kong") and HSBC Asset Management (Europe) Limited (a ___________ corporation) ("HSBC Europe"), (HSBC Americas, HSBC Hong Kong and HSBC Europe being collectively referred to herein as the "Sub-Adviser").

         WHEREAS, Pilgrim Advisory Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

         WHEREAS, the Fund is authorized to issue separate series, each of which will offer a separate class of shares of common stock, each series having its own investment objective or objectives, policies, and limitations;

         WHEREAS, the Fund may offer shares of additional series in the future;

         WHEREAS, pursuant to a Management Agreement, dated the date hereof (the "Management Agreement"), a copy of which has been provided to the Portfolio Manager, the Fund has retained the Manager to render advisory, management, and administrative services with respect to each of the Fund's series; and

         WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Fund, and the Portfolio Manager is willing to furnish such services to the Fund and the Manager;

         NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Portfolio Manager as follows:

     1. APPOINTMENT. The Manager hereby appoints the Portfolio Manager to act as the investment adviser and manager to the Pilgrim Asia-Pacific Equity Fund series of the Fund (the "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Portfolio Manager to render investment advisory services hereunder, it shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

     2. SUB-ADVISER DUTIES. Subject to the supervision of the Fund's Board of Directors and the Manager, the Portfolio Manager will provide a continuous investment program for the Series' portfolio and determine in its discretion the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of the Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Portfolio Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Portfolio Manager by the Manager. The Portfolio Manager further agrees as follows:

         (a) The Portfolio Manager will not take any action that would cause the Series to fail to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

         (b) The Portfolio Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which the Portfolio Manager has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Portfolio Manager has received a copy.

         (c) The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Series are invested. The Portfolio Manager will maintain appropriate records detailing its voting of proxies on behalf of the Fund and will provide to the Fund at least annually a report setting forth the proposals voted on and how the Series' shares were voted since the prior report, including the name of the corresponding issuers.

         (d) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund and to such other clients, subject to review by the Manager and the Fund's Board of Directors.

         (e) In connection with the purchase and sale of securities for the Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Portfolio Manager will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

         (f) The Portfolio Manager will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager. The parties acknowledge that the Portfolio Manager is not a custodian of Series' assets and will not take possession or custody of such assets.

         (g) The Portfolio Manager will make available to the Fund and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the
Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

         (h) The Portfolio Manager will provide reports to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Fund's Board of Directors with respect to the Series such periodic and special reports as the Directors and the Manager may reasonably request. The Portfolio Manager will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of the Series and the 45th day following the end of the Series' fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5A(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

     3. BROKER-DEALER SELECTION. The Portfolio Manager is authorized to make decisions to buy and sell securities and other investments for the Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Directors may determine and consistent with
Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Portfolio Manager will consult with the Manager to the end that portfolio transactions on behalf of the Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Portfolio Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Fund's Board of Directors indicating the broker-dealers to which such allocations have been made and the basis therefor.

     4. DISCLOSURE ABOUT PORTFOLIO MANAGER. The Portfolio Manager has reviewed the Registration Statement for the Fund filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration

Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. Each of HSBC Americas and HSBC Hong Kong further represents and warrants that it is a duly registered investment adviser under the Advisers Act. The Manager acknowledges that it has received from HSBC Americas and HSBC Hong Kong, not less than 48 hours prior to the execution and delivery of this Agreement, a copy of each such party's Form ADV, Part II.

     5. EXPENSES. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its sub-advisory duties under this Agreement, except as provided in Section 11. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

     6. COMPENSATION. For the services provided, the Manager will pay the Portfolio Manager a monthly fee, in arrears, equal to 1/12 of .50% of the Series' average daily net assets during the month. Payment of the fee will be due on the 10th day of the following month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Portfolio Manager's fee under this Agreement for the period in question, then the Portfolio Manager may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will (i) not be obligated to pay to the Portfolio Manager the deficiency until actually collected from the Fund and (ii) take all steps appropriate under the circumstances to collect the amount due from the Fund.

     7. COMPLIANCE.

         (a) The Portfolio Manager agrees that it shall immediately notify the Manager and the Fund (1) in the event that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Manager and the Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

         (b) The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

     8. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

     9. COOPERATION; CONFIDENTIALITY. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Portfolio Manager shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Portfolio Manager, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Portfolio Manager, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Portfolio Manager or the Manager, or if available from a source other than the Manager, Portfolio Manager or this Fund.

     10. REPRESENTATIONS RESPECTING PORTFOLIO MANAGER. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager. The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Portfolio Manager for its approval and the Portfolio Manager has not commented within 10 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

     11. ADDITIONAL COVENANTS OF THE PORTFOLIO MANAGER.

         (a) During the first year following the effectiveness of the Fund's initial registration statement, the Portfolio Manager will make available Fredric Lutcher III or Ian Burden to accompany representatives of the Fund's distributor on six (6) days of "road show" marketing/due diligence presentations to dealers and potential dealers in the Fund's shares, the timing and location

(within the United States) of such six presentations to be chosen by the Manager following consultation with the Portfolio Manager. The Portfolio Manager may substitute a senior member of its firm for Mr. Lutcher or Mr. Burden, if such individual is reasonably acceptable to the Manager. The Manager will reimburse the Portfolio Manager, or cause the Fund's distributor to reimburse the Portfolio Manager, for the reasonable out-of-pocket expenses incurred by the Portfolio Manager in assisting in such presentations.

         (b) During the term of this Agreement and during the six-month period beginning the date that this Agreement terminates, neither the Portfolio Manager nor any of the Portfolio Manager's affiliates will serve or act as an investment adviser or sub-investment adviser to any other SEC-registered open-end investment company or series thereof having investment objectives similar to those of the Series. The Portfolio Manager shall not be bound by this covenant in the event that the termination is not voluntarily effected by the Portfolio Manager, and shall not be bound by this covenant for any period in the event that the Portfolio Manager does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement. Furthermore, the Portfolio Manager shall not be bound by this covenant with respect to any SEC registered open-end investment company or series thereof to which the Portfolio Manager is appointed as investment adviser or subadviser pursuant to any merger, acquisition or any other corporate action to which HSBC Holdings p.l.c, or any of its subsidiaries is a party and which involves the change in ownership of an investment advisory business or company.

     12. CONTROL. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Portfolio Manager.

     13. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and subject to the applicable provisions of Paragraph 2(f) of this Agreement (which deal with non-investment advisory services), the Manager agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

     14. DURATION AND TERMINATION.

         (a) This Agreement shall become effective on the date first written above, subject to the condition that the Fund's Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of the Series, shall have approved this Agreement. Unless terminated as provided herein, the

Agreement shall continue in full force and effect for two (2) years from the effective date of this Agreement, and shall continue from year to year thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding
(i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time without penalty, upon sixty (60) days' written notice to the Portfolio Manager and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board of Directors or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager upon requisite notice, as provided below, at any time after two years from the date of this agreement; and requisite notice for these purposes shall be three (3) months written notice unless the Fund or the Manager requests additional time to find a replacement for the Portfolio Manager, in which case the Portfolio Manager shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided further, however, that the Portfolio Manager may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Portfolio Manager (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Portfolio Manager does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(g), 8, 9, 10, 11(b), 12, 13 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 14 and, to the extent that only amounts are owed to the Portfolio Manager as compensation for services rendered while the agreement was in effect, Section 6.

         (b) NOTICES.

         Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

     If to the Fund:

          Pilgrim Advisory Funds, Inc.
          40 North Central Avenue
          Phoenix, AZ  85004-4424
          Attention: James M. Hennessy

     If to the Portfolio Manager:

          HSBC Asset Management (Americas), Inc.
          250 Park Avenue
          New York, NY  10177-0012
          Attention: Fredric M. Lutcher, III

     15. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Directors of the Fund, including a majority of the Directors of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     16. USE OF NAME.

         (a) It is understood that the name "Pilgrim Investments, Inc." or any derivative thereof (including the name or phrase "Pilgrim") or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Fund and/or the Series. Upon termination of the Management Agreement between the Fund and the Manager, the Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

         (b) It is understood that the names "HSBC Asset Management (Americas) Inc.", "HSBC Asset Management (Hong Kong) Ltd." and "HSBC Asset Management (Europe) Limited" or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and its affiliates and that the Fund and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Fund with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a portfolio manager to the Fund and/or the Series. Upon termination of this Agreement, the Manager shall forthwith cause the Fund to cease to use such name (or derivative or logo).

     17. MISCELLANEOUS.

         (a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

         (b) The Manager and the Portfolio Manager acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Portfolio Manager enjoys the rights of a third party beneficiary under the Management Agreement.

         (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (d) To the extent permitted under Section 14 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

         (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

         (f) Nothing herein shall be construed as constituting the Portfolio Manager as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser. Nothing herein shall be construed as constituting HSBC Americas, HSBC Hong Kong or HSBC Europe as an agent or co-partner of one another, it being understood that references in this Agreement to such parties as the Portfolio Manager are made for convenience only.

         (g) This agreement may be executed in counterparts.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                       PILGRIM INVESTMENTS, INC.


                                       By:
                                          --------------------------------------


                                       -----------------------------------------
                                       Title


                                       HSBC ASSET MANAGEMENT (AMERICAS) INC.


                                       By:
                                          --------------------------------------


                                       -----------------------------------------
                                       Title


                                       HSBC ASSET MANAGEMENT (HONG KONG) LIMITED


                                       By:
                                          --------------------------------------


                                       -----------------------------------------
                                       Title


                                       HSBC ASSET MANAGEMENT (EUROPE) LIMITED


                                       By:
                                          --------------------------------------


                                       -----------------------------------------
                                       Title

                                   APPENDIX L

       SUB-ADVISORY AGREEMENT WITH J.P. MORGAN INVESTMENT MANAGEMENT INC.
                     (PILGRIM RESEARCH ENHANCED INDEX FUND)

                             SUB-ADVISORY AGREEMENT

         AGREEMENT made this ____ day of September, 2000 by and between Pilgrim Investments, Inc., a Delaware Corporation (hereinafter the "Adviser"), investment adviser for the Pilgrim Research Enhanced Index Fund (hereinafter the "Fund"), and J.P. Morgan Investment Management Inc., a Delaware corporation (hereinafter the "Subadviser").

         WHEREAS, the Adviser has been retained by the Fund, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), to provide investment advisory services to the Fund pursuant to an Investment Advisory Agreement dated ____________, 2000 (the "Investment Management Agreement"); and

         WHEREAS, the Fund's Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, and the Fund's shareholders have approved the appointment of the Subadviser to perform certain investment advisory services for the Fund pursuant to this Subadvisory Agreement with the Adviser and the Subadviser is willing to perform such services for the Fund;

         WHEREAS, the Subadviser is or will be registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") prior to performing its services for the Fund under this Agreement;

         NOW THEREFORE, in consideration of the promises and mutual convenants herein contained, it is agreed between the Adviser and the Subadviser as follows:

     1. APPOINTMENT. The Adviser hereby appoints the Subadviser to perform advisory services to the Fund for the periods and on the terms set forth in this Subadvisory Agreement. The Subadviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. DUTIES OF SUBADVISER. The Adviser hereby authorizes Subadviser to manage the investment and reinvestment of cash and investments comprising the assets of the Fund with power on behalf of and in the name of the Fund at Subadviser's discretion; subject at all times to the supervision of the Adviser and the Trustees of the Fund:

         (a) to direct the purchase, subscription or other acquisition of investments and to direct the sale, redemption, and exchange of investments, subject to the duty to render to the Trustees of the Fund, the Adviser and the Custodian written reports of the composition of the portfolio of the Fund as often as the Trustees of the Fund shall reasonably require;

         (b) to make all decisions relating to the manner, method and timing of investment transactions, to select brokers, dealers and other intermediaries by or through whom such transactions will be effected, and to engage such consultants, analysts and experts in connection therewith as may be considered necessary or appropriate;

         (c) to direct banks, brokers or custodians to disburse funds or assets solely in order to execute investment transactions for the Fund, provided that the Subadviser shall have no other authority to direct the transfer of the Fund's funds or assets to itself or other persons and shall have no other authority over the disbursement (as opposed to investment decisions) of funds or assets nor any custody of any of the Fund's funds or assets; and

         (d) to take all such other actions as may be considered necessary or appropriate to discharge its duties hereunder; PROVIDED THAT any specific or general directions which the Trustees of the Fund, or the Adviser may give to the Subadviser with regard to any of the foregoing powers shall, unless the contrary is expressly stated therein, override the general authority given by this provision to the extent that the Trustees of the Fund may, at any time and from time to time, direct, either generally or to a limited extent and either alone or in concert with the Adviser or the Subadviser (provided that such directions would not cause the Subadviser to violate any fiduciary duties or any laws with regard to the Subadviser's duties and responsibilities), all or any of the same as they shall think fit and, in particular, the Adviser shall have the right to request the Subadviser to place trades through brokers and other agents of the Adviser's choice, subject to the Subadviser's judgment that such brokers or agents will execute such trades on the best overall terms available, taking into consideration factors the Subadviser deems relevant including, without limitation, the price of the security, research or other services which render that broker's services the most appropriate for the Subadviser's needs, the financial condition and dealing and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis; and provided further that nothing herein shall be construed as giving the Subadviser power to manage the aforesaid cash and investments in such a manner as would cause the Fund to be considered a "dealer" in stocks, securities or commodities for U.S. federal income tax purposes.

     The Adviser shall monitor and review the performance of the Subadviser under this Agreement, including but not limited to the Subadviser's performance of the duties delineated in subparagraphs (a)-(d) of this provision.

     The Subadviser further agrees that, in performing its duties hereunder, it will

         (a) (i) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, the current Prospectus and Statement of Additional Information for the Fund supplied to the Subadviser by the Adviser, and with any applicable procedures adopted by the Trustees in writing supplied to the Subadviser by the Adviser; (ii) manage the Fund in accordance with the investment requirements for regulated investment companies under Subchapter M of the Code and regulations issued thereunder; (iii) direct the placement of orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements.

         (e) furnish to the Fund whatever non-proprietary reports the Fund may reasonably request with respect to the Fund's assets or contemplated strategies. In addition, the Subadviser will keep the Fund and the Trustees informed of developments materially affecting the Fund's portfolio and shall, on the Subadviser's own initiative, furnish to the Fund from time to time whatever information the Subadviser believes appropriate for this purpose;

         (f) make available to the Fund's administrator, Northstar Administrators Corp. (the "Administrator"), the Adviser, and the Fund, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Adviser, the Administrator and the Fund in their compliance with applicable laws and regulations. The Subadviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

         (g) immediately notify the Adviser and the Fund in the event that the Subadviser or any of its affiliates: (i) becomes aware that it is subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to this Subadvisory Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Subadviser further agrees to notify the Fund and the Adviser immediately of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Fund's Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Fund, Adviser, Administrator, and their Affiliates shall likewise immediately notify the Subadviser if any of them becomes aware of any regulatory action of the type described in this subparagraph 2(d).

     3. ALLOCATION OF CHARGES AND EXPENSES. The Subadviser shall pay all expenses associated with the management of its business operations in performing its responsibilities hereunder, including the cost of its own overhead, research, compensation and expenses of its directors, officers and employees, and other internal operating costs; provided, however, that the Subadviser shall be entitled to reimbursement on a monthly basis by the Adviser of all reasonable out-of-pocket expenses properly incurred by it in connection with serving as subadviser to the Fund. For the avoidance of doubt, the Fund shall bear its own overhead and other internal operating costs (whether incurred directly or by the Adviser or the Subadviser) including, without limitation:

         (a) the costs incurred by the Fund in the preparation and printing of the Prospectus or any offering literature (including any form of advertisement or other solicitation materials calculated to lead to investors subscribing for shares);

         (b) all fees and expenses on behalf of the Fund to the Transfer Agent and the Custodian;

         (c) the reasonable fees and expenses of accountants, auditors, lawyers and other professional advisors to the Fund;

         (d) any interest, fee or charge payable on or on account of any borrowing by the Fund;

         (e) fiscal and governmental charges and duties relating to the purchase, sale, issue or redemption of shares and increases in authorized share capital of the Fund;

         (f) the fees of any stock exchange or over-the-counter market on which shares of the Fund may from time to time be listed, quoted or dealt in and the expenses of obtaining any such listing, quotation or permission to deal;

         (g) the fees and expenses (if any) payable to Trustees;

         (h) brokerage, fiscal or governmental charges or duties in respect of or in connection with the acquisition, holding or disposal of any of the assets of the Fund or otherwise in connection with its business;

         (i) the expenses of publishing details and prices of shares of the Fund in newspapers and other publications;

         (j) all expenses incurred in the convening of meetings of shareholders or in the preparation of agreements or other documents relating to the Fund or in relation to the safe custody of the documents of title of any investments;

         (k) all Trustees communication costs; and

         (l) all premiums and costs for Fund insurance and blanket fidelity bonds.

     4. COMPENSATION. As compensation for the services provided by the Subadviser under this Agreement, the Adviser will pay the Subadviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to
0.20 of 1% of the Fund's average daily net assets. The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Funds Declaration of Trust and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this

Section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Subadviser's compensation is payable pursuant to this Section, the Subadviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

     5. BOOKS AND RECORDS. The Subadviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by applicable laws or regulations. The Subadviser also agrees that records it maintains and preserves pursuant to Rules 31a-2 under the 1940 Act (excluding trade secrets or intellectual property rights) in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request and the Subadviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

     6. STANDARD OF CARE AND LIMITATION OF LIABILITY. The Subadviser shall exercise its best judgment in rendering the services provided by it under this Subadvisory Agreement. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares or by the Adviser in connection with the matters to which this Subadvisory Agreement relates, provided that nothing in this Subadvisory Agreement shall be deemed to protect or purport to protect the Subadviser against liability to the Fund or to holders of the Fund's shares or to the Adviser to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadviser's reckless disregard of its obligations and duties under this Subadvisory Agreement. As used in this Section 6, the term "Subadviser" shall include any officers, directors, employees or other affiliates of the Subadviser performing services for the Fund.

     7. SERVICES NOT EXCLUSIVE. The Advisor understands that the Subadviser now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and, except as may be separately agreed to from time to time between the Advisor and the Subadviser, the Trust has no objection to the Subadviser so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Subadviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The

Subadviser agrees to allocate similar opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Adviser understands that the persons employed by the Subadviser to assist in the performance of the Shareholder's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Subadviser or any affiliate of the Subadviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

     8. DURATION AND TERMINATION. This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Fund's Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days written notice, by the Adviser, by the Fund's Trustees, or by vote of holders of a majority of the Fund's shares. For a period of eighteen months from the date of execution of this Agreement, the Subadviser may terminate this Agreement, without penalty, on six months written notice. Thereafter, the Subadviser may terminate this Agreement, without penalty, on 60 days written notice. This Agreement will terminate automatically five business days after the Subadviser receives written notice of the termination of the advisory agreement between the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     9. AMENDMENTS. No provision of this Subadvisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties, and no material amendment of this Subadvisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Fund, including a majority of Trustees who are not interested persons of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     10. INDEMNIFICATION. (a) The Adviser hereby agrees to indemnify the Subadviser and its affiliates from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs (other than attorneys' fees and costs in relation to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees) or damages (other than liabilities, losses, expenses, attorneys fees and costs or damages arising from the Subadviser failing to meet the standard of care required in Section 6 of this Subadvisory Agreement in the performance by the Subadviser of, or its failure to perform, the services required hereunder), arising from the Adviser's (its affiliates and their respective agents and employees) failure to perform its duties or assume its obligations hereunder, or from its wrongful actions or omissions, including, but not limited to, any claims for non-payment of advisory fees; claims asserted or threatened by any shareholder of the Fund, governmental or regulatory agency, or any other person; claims arising from any wrongful act by the Fund or any of the Fund's trustees, officers, employees, or representatives, or by the Adviser, its officers, employees or representatives, or from any actions by the Fund's distributors or any representative of the Fund; any action or claim against the Subadviser based on any alleged untrue statement or misstatement of material fact in any registration statement, prospectus, shareholder report or other information or materials covering shares filed or made public by the Fund or any amendment thereof or supplement thereto, or the failure or alleged failure to state therein a material fact required to be stated in order that the statements therein are not misleading, provided that such claim is not based upon information provided to the Adviser by the Subadviser or approved by the Subadviser in the manner provided in paragraph 12(b) of this Agreement, or which facts or information the Subadviser failed to provide or disclose. With respect to any claim for which the Subadviser shall be entitled to indemnity hereunder, the Adviser shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Subadviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Adviser first receiving a written under-taking from the Subadviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Subadviser was not entitled to indemnification hereunder in respect of such claim.

         (b) The Subadviser hereby agrees to indemnify the Adviser, its affiliates and the Fund from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs (other than attorneys' fees and costs in relation, to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees) or damages (other than liabilities, losses, expenses, attorneys fees and costs or damages arising from the Adviser's failure to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Agreement) arising from Subadviser's (its affiliates and their respective agents and employees) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Subadviser's reckless disregard of its obligations and duties under this Subadvisory Agreement, or arising from failure to act in any action or claim against the Adviser based on any alleged untrue statement or misstatement of a material fact made or provided by or with the consent of Subadviser contained in any registration statement, prospectus, shareholder report or other information or materials relating to the Fund and shares issued by the Fund, or the failure or alleged failure to state a material fact therein required to be stated in order that the statements therein are not misleading, which fact should have been made or provided by the Subadviser to the Adviser. With respect to any claim for which the Adviser is entitled to indemnity hereunder, the Subadviser shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Adviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Subadviser first receiving a written undertaking from the Adviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Adviser was not entitled to indemnification hereunder in respect of such claim.

         (c) In the event that the Subadviser or Adviser is or becomes a party to any action or proceedings in respect of which indemnification may be sought hereunder, the party seeking indemnification shall promptly notify the other party thereof. After becoming notified of the same, the party from whom indemnification is sought shall be entitled to participate in any such action or proceeding and shall assume any payment for the full defense thereof with counsel reasonably satisfactory to the party seeking indemnification. After properly assuming the defense thereof, the party from whom indemnification is sought shall not be liable hereunder to the other party for any legal or other expenses subsequently incurred by such party in connection with the defense thereof, other than damages, if any, by way of judgment, settlement, or otherwise pursuant to this provision. The party from whom indemnification is sought shall not be liable hereunder for any settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld.

     11. INDEPENDENT CONTRACTOR. Subadviser shall for all purposes of this Agreement be deemed to be an independent contractor and, except as otherwise expressly provided herein, shall have no authority to act for, bind or represent the Fund in any way or otherwise be deemed to be an agent of the Fund. Likewise, the Fund, the Adviser and their respective affiliates, agents and employees shall not be deemed agents of the Subadviser and shall have not authority to bind Subadviser.

     12. USE OF NAME. (a) The Fund may, subject to sub-clause (b) below, use the name, "J.P. Morgan Investment Management Inc. or "J.P. Morgan" for promotional purposes only for so long as this Agreement (or any extension, renewal or amendment thereof) continues in force, unless the Subadviser shall specifically consent in writing to such continued use thereafter. Any permitted use by the Fund during the term hereof of the name of the Subadviser or J.P. Morgan shall in no way prevent the Subadviser or any of it shareholders or any of their successors, from using or permitting the use of such name (whether singly or in any combination with any other words) for, by or in connection with an entity or enterprise other than the Fund. The name and right to the name J.P. Morgan Investment Management Inc. or any derivation of the name J.P. Morgan shall at all times be owned and be the sole and exclusive property of J.P. Morgan and its affiliated entities. J.P. Morgan Investment Management Inc., by entering into this Agreement, is allowing the Fund to use the name J.P. Morgan Investment Management Inc. and/or J.P. Morgan solely by or on behalf of the Fund. At the conclusion of this Agreement or in the event of any termination of this Agreement or if the Subadviser's services are terminated for any reason, each of the authorized parties and their respective employees, representatives, affiliates, and associates agree that they shall immediately cease using the name J.P. Morgan Investment Management Inc. and/or J.P. Morgan of said name for any purpose whatsoever.

         (b) The Adviser and its affiliates shall not publish or distribute, and shall cause the Fund not to publish or distribute to Fund shareholders, prospective investors, sales agents or members of the public any disclosure document, offering literature (including any form of advertisement or other solicitation materials calculated to lead investors to subscribe for and purchase shares of the Fund) or other document referring by name to the Subadviser or any of its affiliates, unless the Subadviser shall have consented in writing to such references in the form and context in which they appear; provided however, that where the Fund timely seeks to obtain approval of disclosure contained in any documents required to be filed by the Fund, and such approval is not forthcoming on or before the date on which such documents are required by law to be filed, the Subadviser shall be deemed to have consented to such disclosure.

     13. MISCELLANEOUS.

         (a) This Subadvisory Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. In the event of any litigation in which the Adviser and the Subadviser are adverse parties and there are no other parties to such litigation, such action shall be brought in the United States District Court for the State of New York, located in New York, New York.

         (b) The captions of this Subadvisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (c) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument.

     14. NOTICES. Any notice, instruction or other instrument required or permitted to be given hereunder may be delivered in person to the offices of the parties as set forth therein during normal business hours, or delivered or sent by prepaid registered mail, express mail or by facsimile to the parties at such offices or such other address as may be notified by either party from time to time. Such notice, instruction or other instrument shall be deemed to have been served, in the case of a registered letter at the expiration of seventy-two (72) hours after posting; in the case of express mail, within twenty-four (24) hours after dispatch; and in the case of facsimile, immediately on dispatch, and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery or transmission when normal business hours commence. Evidence that the notice, instruction or other instrument was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

     15. NON-SOLICITATION. Adviser, its affiliates and their respective agents (including brokers engaged in marketing and selling shares of the Fund), and each of their employees and affiliates agree not to knowingly solicit to invest, or accept or retain as investors, in the Fund any persons or entities who are clients of or investors in any fund or investment vehicle managed by any entity owned or affiliated with J.P. Morgan Investment Management Inc.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of ____________, 2000.


                                        Pilgrim Investments, Inc.

                                        By:
                                           -------------------------------------


                                        J.P. Morgan Investment Management Inc.

                                        By:
                                           -------------------------------------

                                   APPENDIX M

           SUB-ADVISORY AGREEMENT WITH NAVELLIER FUND MANAGEMENT, INC.
                          (PILGRIM GROWTH + VALUE FUND)

                             SUB-ADVISORY AGREEMENT

         AGREEMENT made this ___ day of September, 2000 by and between Pilgrim Investments, Inc., a Delaware Corporation (hereinafter the "Adviser"), investment adviser for the Pilgrim Growth +Value Fund (hereinafter the "Fund"), and Navellier Fund Management, Inc., a Delaware corporation (hereinafter the "Subadviser").

         WHEREAS, the Adviser has been retained by the Fund, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), to provide investment advisory services to the Fund pursuant to an amended Investment Advisory Agreement dated __________, 2000 (the "Investment Management Agreement"); and

         WHEREAS, the Fund's Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, and the Fund's shareholders have approved the appointment of the Subadviser to perform certain investment advisory services for the Fund pursuant to this Subadviser Agreement with the Adviser and the Subadviser is willing to perform such services for the Fund;

         WHEREAS, the Subadviser is or will be registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") prior to performing its services for the Fund under this Agreement;

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser and the Subadviser as follows:

     1. APPOINTMENT. The Adviser hereby appoints the Subadviser to perform advisory services to the Fund for the periods and on the terms set forth in this Subadvisory Agreement. The Subadviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. DUTIES OF SUBADVISER. The Adviser hereby authorizes Subadviser to manage the investment and reinvestment of cash and investments comprising the assets of the Fund with power on behalf of and in the name of the Fund at Subadviser's discretion; subject at all times to the supervision of the Adviser and the Trustees of the Fund:

         (a) to direct the purchase, subscription or other acquisition of investments and to direct the sale, redemption, and exchange of investments, subject to the duty to render to the Trustees of the Fund, the Adviser and the Custodian written reports of the composition of the portfolio of the Fund as often as the Trustees of the Fund shall reasonably require;

         (b) to make all decisions relating to the manner, method and timing of investment transactions, to select brokers, dealers and other intermediaries by or through whom such transactions will be effected, and to engage such consultants, analysts and experts in connection therewith as may be considered necessary or appropriate;

         (c) to direct banks, brokers or custodians to disburse funds or assets solely in order to execute investment transactions for the Fund, provided that the Subadviser shall have no authority to direct the transfer of the Fund's funds or assets to itself or other persons and shall have no authority over the disbursement (as opposed to investment decisions) of funds or assets nor any custody of any of the Fund's funds or assets; and

         (d) to take all such other actions as may be considered necessary or appropriate to discharge its duties hereunder; PROVIDED THAT any specific or general directions which the Trustees of the Fund, or the Adviser may give to the Subadviser with regard to any of the foregoing powers shall, unless the contrary is expressly stated therein, override the general authority given by this provision to the extent that the Trustees of the Fund may, at any time and from time to time, direct, either generally or to a limited extent and either alone or in concert with the Adviser or the Subadviser (provided that such directions would not cause the Subadviser to violate any fiduciary duties or any laws with regard to the Subadviser's duties and responsibilities), all or any of the same as they shall think fit and, in particular the Adviser shall have the right to direct the Subadviser to place trades through brokers \and other agents of the Adviser's choice, subject to such brokers or agents executing such trades on a "best execution basis", i.e. at the best price and/or with research or other services which render that broker's services the most appropriate for the Subadviser's needs, and further that the Subadviser is satisfied that the dealing and execution quality of such brokers are satisfactory to the Subadviser, and PROVIDED FURTHER that nothing herein shall be construed as giving the Subadviser power to manage the aforesaid cash and investments in such a manner as would cause the Fund to be considered a "dealer" in stocks, securities or commodities for U.S. federal income tax purposes.

     The Adviser shall monitor and review the performance of the Subadviser under this Agreement, including but not limited to the Subadviser's performance of the duties delineated in subparagraphs (a)-(d) of this provision.

     The Subadviser further agrees that, in performing its duties hereunder, it will:

         (a) (i) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, the Prospectus and Statement of Additional Information for the Fund, and with any applicable procedures adopted by the Trustees in writing and made available to Subadviser,
(ii) manage the Fund in accordance with the investment requirements for regulated investment companies under Subchapter M of the Code and regulations issued thereunder; (iii) direct the placement of orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements.

         (b) furnish to the Fund whatever non-proprietary reports the Fund may reasonably request with respect to the Fund's assets or contemplated investments. In addition, the Subadviser will keep the Fund and the Trustees informed of developments materially affecting the Fund's portfolio and shall, on the Subadviser's own initiative, furnish to the Fund from time to time whatever information the Subadviser believes appropriate for this purpose;

         (c) make available to the Fund's administrator, Northstar Administrators Corp. (the "Administrator"), the Adviser, and the Fund, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Adviser, the Administrator and the Fund in their compliance with applicable laws and regulations. The Subadviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

         (d) immediately notify the Adviser and the Fund in the event that the Subadviser or any of its affiliates: (i) becomes aware that it is subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to this Subadvisory Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Subadviser further agrees to notify the Fund and the Adviser immediately of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Fund's Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Fund, Adviser, Administrator, and their Affiliates shall likewise immediately notify the Subadviser if any of them becomes aware of any regulatory action of the type described in this subparagraph 2(d).

     3. ALLOCATION OF CHARGES AND EXPENSES. The Subadviser shall pay all expenses associated with the management of its business operations in performing its responsibilities hereunder, including the cost of its own overhead, research, compensation and expenses of its directors, officers and employees, and other internal operating costs; provided, however, that the Subadviser shall be entitled to reimbursement on a monthly basis by the Adviser of all reasonable out-of-pocket expenses properly incurred by it in connection with serving as subadviser to the Fund. For the avoidance of doubt, the Fund shall bear its own overhead and other internal operating costs (whether incurred directly or by the Adviser or the Subadviser) including, without limitation:

         (a) the costs incurred by the Fund in the preparation and printing of the Prospectus or any offering literature (including any form of advertisement or other solicitation materials calculated to lead to investors subscribing for shares);

         (b) all fees and expenses on behalf of the Fund to the Transfer Agent and the Custodian;

         (c) the reasonable fees and expenses of accountants, auditors, lawyers and other professional any interest, fee or charge payable on or on account of any borrowing by the Fund;

         (d) any interest, fee or charge payable on or on account of any borrowing by the Fund;

         (e) fiscal and governmental charges and duties relating to the purchase, sale, issue or redemption of shares and increases in authorized share capital of the Fund;

         (f) the fees of any stock exchange or over-the-counter market on which the shares may from time to time be listed, quoted or dealt in and the expenses of obtaining any such listing, quotation or permission to deal;

         (g) the fees and expenses (if any) payable to Trustees;

         (h) brokerage, fiscal or governmental charges or duties in respect of or in connection with the acquisition, holding or disposal of any of the assets of the Fund or otherwise in connection with its business;

         (i) the expenses of publishing details and prices of shares in newspapers and other publications;

         (j) all expenses incurred in the convening of meetings of shareholders or in the preparation of agreements or other documents relating to the Fund or in relation to the safe custody of the documents of title of any investments;

         (k) all Trustees communication costs; and

         (l) all premiums and costs for Fund insurance and blanket fidelity bonds.

     4. COMPENSATION. As compensation for the services provided by the Subadviser under this Agreement, the Adviser will pay the Subadviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to
0.50 of 1% of the Fund's average daily net assets. The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Fund's Declaration of Trust and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this
Section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Subadviser's compensation is payable pursuant to this Section, the Subadviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

     5. BOOKS AND RECORDS. The Subadviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by applicable laws or regulations. The Subadviser also agrees that records it maintains and preserves pursuant to Rules 3 1a-2 under the 1940 Act (excluding trade secrets or intellectual property rights) in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request and the Subadviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

     6. STANDARD OF CARE AND LIMITATION OF LIABILITY. The Subadviser shall exercise its best judgment in rendering the services provided by it under this Subadvisory Agreement. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holder's of the Fund's shares or by the Adviser in connection with the matters to which this Subadvisory Agreement relates, provided that nothing in this Subadvisory Agreement shall be deemed to protect or purport to protect the Subadviser against liability to the Fund or to holders of the Fund's shares or to the Adviser to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadviser's reckless disregard of its obligations and duties under this Subadvisory Agreement. As used in this Section 6, the term "Subadvisor" shall include any officers, directors, employees or other affiliates of the Subadviser performing services for the Fund.

     7. SERVICES NOT EXCLUSIVE. It is understood that the services of the Subadviser are not exclusive, and that nothing in this Subadvisory Agreement shall prevent the Subadviser, its affiliates or its or their officers, directors and employees from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other investment advisory activities. When the Subadviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Subadviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund; provided, however, that the Subadviser is not required to recommend to the Fund the same investments it recommends to its other clients. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Subadviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Subadviser provides any advice to its clients concerning the shares of the Fund, the Subadviser shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     8. DURATION AND TERMINATION. This Subadvisory Agreement shall continue in effect for a period of two years unless sooner terminated as provided herein. Notwithstanding the foregoing, this Subadvisory Agreement may be terminated: (a) at any time without penalty by the Fund or Adviser upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Subadviser, or (b) by the Subadviser without cause at any time without penalty, upon (60) days' written notice to the Fund or Adviser. This Subadvisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940
Act) or the assignment or termination of the Investment Advisory Agreement.

     9. AMENDMENTS. No provision of this Subadvisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both par-ties, and no material amendment of this Subadvisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Fund, including a majority of Trustees who are not interested persons of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     10. INDEMNIFICATION. (a) The Adviser hereby agrees to indemnify the Subadviser from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs (other than attorneys' fees and costs in relation to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees) or damages (other than liabilities, losses, expenses, attorneys fees and costs or damages arising from the Subadviser failing to meet the standard of care required hereunder in the performance by the Subadviser of, or its failure to perform, the services required hereunder), arising from the Adviser's (its affiliates and their respective agents and employees) failure to perform its duties or assume its obligations hereunder, or from its wrongful actions or omissions, including, but not limited to, any claims for non-payment of advisory fees; claims asserted or threatened by any shareholder of the Fund, governmental or regulatory agency, or any other person; claims arising from any wrongful act by the Fund or any of the Fund's trustees, officers, employees, or representatives, or by the Adviser, its officers, employees or representatives, or from any actions by the Fund's distributors or any representative of the Fund; any action or claim against the Subadviser based on any alleged untrue statement or misstatement of material fact in any registration statement, prospectus, shareholder report or other information or materials covering shares filed or made public by the Fund or any amendment thereof or supplement thereto, or the failure or alleged failure to state therein a material fact required to be stated in order that the statements therein are not misleading, provided that such claim is not based upon information provided to the Adviser by the Subadviser or approved by the Subadviser in the manner provided in paragraph 12(b) of this Agreement, or which facts or information the Subadviser failed to provide or disclose. With respect to any claim for which the Subadviser shall be entitled to indemnity hereunder, the Adviser shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Subadviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Adviser first receiving a written undertaking from the Subadviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Subadviser was not entitled to indemnification hereunder in respect of such claim.

         (b) The Subadviser hereby agrees to indemnify the Adviser, its affiliates and the Fund from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs (other than attorneys' fees and costs in relation to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees) or damages (other than liabilities, losses, expenses, attorneys fees and costs or damages arising from the Adviser's failure to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Agreement) arising from Subadviser's (its affiliates and their respective agents and employees) failure to perform its duties and assume its obligations hereunder, or from any wrongful act of Subadviser or its failure to act in performing this Agreement, including any action or claim against the Adviser based on any alleged untrue statement or misstatement of a material fact made or provided by or with the consent of Subadviser contained in any registration statement, prospectus, shareholder report or other information or materials relating to the Fund and shares issued by the Fund, or the failure or alleged failure to state a material fact therein required to be stated in order that the statements therein are not misleading, which fact should have been made or provided by the Subadviser to the Adviser. With respect to any claim for which the Adviser is entitled to indemnity hereunder, the Subadviser shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Adviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Subadviser first receiving a written undertaking from the Adviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Adviser was not entitled to indemnification hereunder in respect of such claim.

         (c) In the event that the Subadviser or Adviser is or becomes a party to any action or proceedings in respect of which indemnification may be sought hereunder, the party seeking indemnification shall promptly notify the other party thereof. After becoming notified of the same, the party from whom indemnification is sought shall be entitled to participate in any such action or proceeding and shall assume any payment for the full defense thereof with counsel reasonably satisfactory to the party seeking indemnification. After properly assuming the defense thereof, the party from whom indemnification is sought shall not be liable hereunder to the other party for any legal or other expenses subsequently incurred by such party in connection with the defense thereof, other than damages, if any, by way of judgment, settlement, or otherwise pursuant to this provision. The party from whom indemnification is sought shall not be liable hereunder for any settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld.

     11. INDEPENDENT CONTRACTOR. Subadviser shall for all purposes of this Agreement be deemed to be an independent contractor and, except as otherwise expressly provided herein, shall have no authority to act for, bind or represent the Fund in any way or otherwise be deemed to be an agent of the Fund. Likewise, the Fund, the Adviser and their respective affiliates, agents and employees shall not be deemed agents of the Subadviser and shall have not authority to bind Subadviser.

     12. USE OF NAME. (a) The Fund may, subject to sub-clause (b) below, use the name, "Navellier Fund Management, Inc." or any component, abbreviation or other name derived therefrom for promotional purposes only for so long as this Agreement (or any extension, renewal or amendment thereof) continues in force, unless the Subadviser shall specifically consent in writing to such continued use thereafter. Any permitted use by the Fund during the term hereof of the name of the Subadviser, Navellier, or any derivative thereof, shall in no way prevent the Subadviser or any of it shareholders or any of their successors, from using or permitting the use of such name (whether singly or in any combination with any other words) for, by or in connection with an entity or enterprise other than the Fund. The name and right to the name Navellier Fund Management, Inc. or any derivation of the name Navellier shall at all times be owned and be the sole and exclusive property of Louis Navellier and his affiliated entities. Navellier Fund Management Inc., by entering into this Agreement, is allowing the Fund to use the name Navellier and/or derivatives thereof solely by or on behalf of the Fund. At the conclusion of this Agreement or in the event of any termination of this Agreement or if the Subadviser's services are terminated for any reason, each of the authorized parties and their respective employees, representatives, affiliates, and associates agree that they shall immediately cease using the name Navellier and/or any derivatives of said name for any purpose whatsoever.

         (b) The Adviser and its affiliates shall not publish or distribute, and shall cause the Fund not to publish or distribute to Fund shareholders, prospective investors, sales agents or members of the public any disclosure document, offering literature (including any form of advertisement or other solicitation materials calculated to lead investors to subscribe for and purchase shares of the Fund) or other document referring by name to the Subadviser, unless the Subadviser shall have consented in writing to such references in the form and context in which they appear; provided however, that where the Fund timely seeks to obtain approval of disclosure contained in any documents required to be filed by the Fund, and such approval is not forthcoming on or before the date on which such documents are required by law to be filed, the Subadviser shall be deemed to have consented to such disclosure.

     13. MISCELLANEOUS.

         (a) This Subadvisory Agreement shall be governed by the laws of the State of Nevada, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. In the event of any litigation in which the Adviser and the

Subadviser are adverse parties and there are no other parties to such litigation, such action shall be brought in the United States District Court for the State of Nevada, located in Reno, Nevada.

         (b) The captions of this Subadvisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (c) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument.

     14. NOTICES. Any notice, instruction or other instrument required or permitted to be given hereunder may be delivered in person to the offices of the parties as set forth therein during normal business hours, or delivered or sent by prepaid registered mail, express mail or by facsimile to the parties at such offices or such other address as may be notified by either party from time to time. Such notice, instruction or other instrument shall be deemed to have been served, in the case of a registered letter at the expiration of seventy-two (72) hours after posting; in the case of express mail, within twenty-four (24) hours after dispatch; and in the case of facsimile, immediately on dispatch, and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery or transmission when normal business hours commence. Evidence that the notice, instruction or other instrument was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

     15. ATTORNEYS' FEES. In the event of a material breach of this Agreement by any party hereto, the prevailing party, as determined by the trier of fact, shall be entitled to reasonable attorneys' fees and costs as determined by the court in such action, in addition to any other damages awarded.

     16. NON-SOLICITATION. Adviser, its affiliates and their respective agents (including brokers engaged in marketing and selling shares of the Fund), and each of their employees and affiliates agree not to knowingly solicit to invest, or accept or retain as investors, in the Fund any persons or entities who are clients of or investors in any fund or investment vehicle managed by any entity owned by Louis Navellier.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of ____________, 2000.


                                        Pilgrim Investments, Inc.


                                        By:
                                           -------------------------------------


                                        Navellier Fund Management, Inc.


                                        By:
                                           -------------------------------------

                                   APPENDIX N

        SUB-ADVISORY AGREEMENT WITH NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
      (PILGRIM CONVERTIBLE, EMERGING COUNTRIES, INTERNATIONAL CORE GROWTH,
                    INTERNATIONAL SMALLCAP GROWTH, LARGECAP
                       GROWTH AND WORLDWIDE GROWTH FUNDS)

                             SUB-ADVISORY AGREEMENT

         AGREEMENT made this ____ day of ________, 2000 between Pilgrim Investments, Inc., a Delaware corporation (the "Manager"), and
Nicholas-Applegate Capital Management, a California limited partnership (the "Portfolio Manager").

         WHEREAS, Pilgrim Mutual Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

         WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

         WHEREAS, the Fund may offer shares of additional series in the future, and currently intends to offer shares of additional series in the future;

         WHEREAS, pursuant to a Management Agreement, dated the date hereof (the "Management Agreement"), a copy of which has been provided to the Portfolio Manager, the Fund has retained the Manager to render advisory and management services with respect to each of the Fund's series; and

         WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Fund, and the Portfolio Manager is willing to furnish such services to the Fund and the Manager;

         NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Portfolio Manager as follows:

     1. APPOINTMENT. The Manager hereby appoints the Portfolio Manager to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the "Series") for the periods and on the terms set forth in this Agreement The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Portfolio Manager to render investment advisory services hereunder, it shall notify the Portfolio

Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

     2. SUB-ADVISER DUTIES. Subject to the supervision of the Fund's Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Portfolio Manager will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Portfolio Manager by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Portfolio Manager further agrees as follows:

         (a) The Portfolio Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Trustees of which the Portfolio Manager has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Portfolio Manager has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Portfolio Manager.

         (b) In connection with the purchase and sale of securities for each Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Portfolio Manager will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

         (c) The Portfolio Manager will make available to the Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the
Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

         (d) The Portfolio Manager will provide reports to the Fund's Board of Trustees for consideration at meetings of the Board on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

     3. BROKER-DEALER SELECTION. The Portfolio Manager is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Portfolio Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Portfolio Manager will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of a Series to the Portfolio Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Fund's Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

     4. DISCLOSURE ABOUT PORTFOLIO MANAGER. The Portfolio Manager has reviewed Post-Effective Amendment No. [67] to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Portfolio Manager will provide the Manager with a copy of the Portfolio Manager's Form ADV, Part II at the time the Form ADV is filed with the SEC.

     5. EXPENSES. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its sub-advisory duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

     6. COMPENSATION. For the services provided to each Series, the Manager will pay the Portfolio Manager an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Portfolio Manager's fee under this Agreement for the period in question, then the Portfolio Manager may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

     7. COMPLIANCE.

         (a) The Portfolio Manager agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

         (b) The Portfolio Manager agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Manager and the Fund promptly of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

         (c) The Manager agrees that it shall promptly notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

     8. BOOKS AND RECORDS. The Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

     9. COOPERATION; CONFIDENTIALITY. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Portfolio Manager shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Portfolio Manager, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Portfolio Manager, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Portfolio Manager or the Manager, or if available from a source other than the Manager, Portfolio Manager or this Fund.

     10. REPRESENTATIONS RESPECTING PORTFOLIO MANAGER. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration

Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager.

     11. [Intentionally Omitted]

     12. CONTROL. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Portfolio Manager.

     13. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

     14. INDEMNIFICATION.

         (a) The Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (all of such persons being referred to as "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust which
(1) may be based upon the Manager's willful misfeasance, bad faith, or negligence in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Portfolio Manager Indemnified Person; provided however, that in no case shall the indemnity in favor of the Portfolio Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

         (b) Notwithstanding Section 13 of this Agreement, the Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities as Portfolio Manager of the Series which (1) may be based upon the Portfolio Manager's willful misfeasance, bad faith, or negligence in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Portfolio Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Portfolio Manager and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

         (c) The Manager shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Portfolio Manager Indemnified Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Portfolio Manager Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Portfolio Manager Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, which counsel shall be satisfactory to the Manager and to the Portfolio Manager Indemnified Person. The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

         (d) The Portfolio Manager shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Portfolio Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Portfolio Manager and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

     15. DURATION AND TERMINATION.

         (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Portfolio Manager, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect for two years from such date and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty
(60) days' written notice to the Portfolio Manager and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager upon three (3) months written notice unless the Fund or the Manager requests additional time to find a replacement for the Portfolio Manager, in which case the Portfolio Manager shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Portfolio Manager may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Portfolio Manager (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Portfolio Manager does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

         In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(g), 8, 9, 10, 12, 13 and 14 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 15 and, to the extent that only amounts are owed to the Portfolio Manager as compensation for services rendered while the agreement was in effect, Section 6.

         (b) NOTICES.

         Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

          If to the Fund:

               Pilgrim Mutual Funds
               40 North Central Avenue, Suite 1200
               Phoenix, AZ  85004
               Attention: James M. Hennessy

         If to the Portfolio Manager:

               Nicholas-Applegate Capital Management
               600 West Broadway
               San Diego, CA  92101
               Attention: E. Blake Moore

     16. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Fund, including a majority of the Trustees of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     17. MISCELLANEOUS.

         (a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

         (b) The Manager and the Portfolio Manager acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Portfolio Manager enjoys the rights of a third party beneficiary under the Management Agreement.

         (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (d) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

         (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

         (f) Nothing herein shall be construed as constituting the Portfolio Manager as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Portfolio Manager.

         (g) This agreement may be executed in counterparts.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.


                                        PILGRIM INVESTMENTS, INC.


                                        By:
                                           -------------------------------------


                                        ----------------------------------------
                                        Title


                                        NICHOLAS-APPLEGATE CAPITAL MANAGEMENT


                                        By:
                                           -------------------------------------


                                        ----------------------------------------
                                        Title

                                   Schedule A

Series                                  Annual Sub-advisory Fee
------                                  -----------------------

Pilgrim Large Cap Growth Fund           0.375% of the first $500 million of the
                                        Series' average net assets, 0.3375% of
                                        the next $500 million of average net
                                        assets, and 0.325% of the average net
                                        assets in excess of $1 billion

Pilgrim Emerging Countries Fund         0.625% of the Series' average net assets

Pilgrim Worldwide Growth Fund           0.50% of the first $500 million of the
                                        Series' average net assets, 0.45% of the next $500 million of average net assets, and 0.425% of the average net assets in excess of $1 billion

Pilgrim International Small             0.50% of the first $500 million of the
Cap Growth Fund                         Series' average net assets, 0.45% of the
                                        next $500 million of average net assets, and 0.425% of the average net assets in excess of $1 billion

Pilgrim Convertible Fund                0.375% of the first $500 million of the
                                        Series' average net assets, 0.3375% of
                                        the next $500 million of average net
                                        assets, and 0.325% of the average net
                                        assets in excess of $1 billion

Pilgrim International Core              0.50% of the first $500 million of the
Growth Fund                             Series' average net assets, 0.45% of the
                                        next $500 million of average net assets, and 0.425% of the average net assets in excess of $1 billion

                            PILGRIM INVESTMENTS, INC.
                             TWO RENAISSANCE SQUARE
                           PHOENIX, ARIZONA 85004-4424


Nicholas-Applegate Capital Management
600 West Broadway
San Diego, California 92101

Ladies and Gentlemen:

         Reference is hereby made to Section 2(a) of the Sub-Advisory Agreement dated as of May 21, 1999 between you and us in respect of Pilgrim Mutual Funds which provides that in carrying out your duties under such Agreement you will comply with our portfolio manager operating policies and procedures in effect on the date of such Agreement. Attached hereto as Annex I is a list of such policies and procedures. Please sign below to acknowledge your receipt and acceptance of these policies and procedures.


                                        Very truly yours,


                                        PILGRIM INVESTMENTS, INC.


                                        By:
                                           -------------------------------------


Acknowledged and Agreed:

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT


By:
   ----------------------------------

                                                                         Annex I


PORTFOLIO MANAGER OPERATING POLICIES AND PROCEDURES

         In carrying its duties under the Sub-Advisory Agreement, the Portfolio Manager will comply with the following policies and procedures (capitalized terms used herein shall have the meaning given such terms in the Sub-Advisory Agreement):

         (a) The Portfolio Manager will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

         (b) The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities which assets of the Series are invested consistent with any procedures or guidelines promulgated by the Board or the Manager, or if none, in the discretion of the Portfolio Manager based upon the best interests of the Series. The Portfolio Manager will maintain appropriate records detailing its voting of proxies on behalf of the Fund and will provide to the Fund at least quarterly a report setting forth the proposals voted on and how the Series' shares were voted since the prior report, including the name of the corresponding issuers.

         (c) In connection with the purchase and sale of securities for each Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Portfolio Manager will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

         (d) The Portfolio Manager will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager. The parties acknowledge that the Portfolio Manager is not a custodian of the Series' assets and will not take possession or custody of such assets.

         (e) The Portfolio Manager will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of each Series and the 45th day following the end of each Series' fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

         (f) The Portfolio Manager will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th day of the following month.

         (g) The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Portfolio Manager for its approval and the Portfolio Manager has not commented within 10 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

                                   APPENDIX O

                                  ADVISORY FEES

         The annual advisory fees under the New Agreements for each Fund, expressed as a percentage of the Fund's average daily net assets, are as follows:

Fund                                    Annual Investment Advisory Fee
----                                    ------------------------------

Asia-Pacific Equity Fund                1/12 of 1.25% of the Fund's average
                                        daily net assets during the month
                                        (approximately 1.25% on an annual basis)

Balanced Fund                           0.75% of the first $500 million of the
                                        Fund's average net assets, 0.675% of the next $500 million of average net assets, and 0.65% of the average net assets in excess of $1 billion

Bank and Thrift Fund                    1.00% of the first $30 million of the
                                        Fund's average daily net assets; 0.75%
                                        of the next $95 million of average daily net assets; and 0.70% of average daily net assets in excess of $125 million.
                                        The fees are computed and accrued daily
                                        and paid monthly.

Convertible Fund                        0.75% of the first $500 million of the
                                        Fund's average net assets, 0.675% of the next $500 million of average net assets, and 0.65% of the average net assets in excess of $1 billion

Emerging Countries Fund                 1.25% of the Fund's average net assets

Emerging Markets Value Fund             1.00% of the Fund's average daily net
                                        assets

Government Securities Income Fund       0.50% of the first $500 million of the
                                        Fund's average daily net assets; 0.45%
                                        of the next $500 million of average
                                        daily net assets and 0.40% on net assets in excess of $1 billion.

Growth + Value Fund                     1.00% of the Fund's average daily net
                                        assets

High Total Return Fund                  0.75% on the first $250 million of
                                        aggregate average daily net assets,
                                        0.70% on the next $250 million, 0.65% on the next $250 million; 0.60% on the next
                                        $250 million, and 0.55% on the remaining aggregate daily net assets in excess of $1 billion.

High Total Return Fund II               0.75% of the Fund's average daily net
                                        assets

High Yield Fund                         0.60% of the Fund's average daily net
                                        assets

High Yield Fund II                      0.60% of the Fund's average net assets

International Core Growth Fund          1.00% of the first $500 million of the
                                        Fund's average net assets, 0.90% of the
                                        next $500 million of average net assets, and 0.85% of the average net assets in excess of $1 billion

Fund                                    Annual Investment Advisory Fee
----                                    ------------------------------
International SmallCap Growth           1.00% of the first $500 million of the
                                        Fund's average net assets, 0.90% of the
                                        next $500 million of average net assets, and 0.85% of the average net assets in excess of Fund $1 billion

International Value Fund                1.00% of the Fund's average daily net
                                        assets

LargeCap Growth Fund                    0.75% of the first $500 million
                                        of the Fund's average net assets, 0.675% of the next $500 million of average net assets, and 0.65% of the average net assets in excess of $1 billion

LargeCap Leaders Fund                   1/12 of 1.00% of the Fund's average
                                        daily net assets during the month
                                        (approximately 1.00% on an annual basis)

MagnaCap Fund                           1.00% of the first $30 million of the
                                        Fund's average daily net assets; 0.75%
                                        of the next $220 million of average
                                        daily net assets; 0.625% of the next
                                        $250 million of average daily net
                                        assets; and 0.50% of the average daily
                                        net assets over $500 million

MidCap Growth Fund                      0.75% of the first $500 million of the
                                        Fund's average net assets, 0.675% of the next $500 million of average net assets, and 0.65% of the average net assets in excess of $1 billion

MidCap Opportunities Fund               1.00% of the Fund's average daily net
                                        assets

MidCap Value Fund                       1/12 of 1.00% of the Fund's average
                                        daily net assets during the month
                                        (approximately 1.00% on an annual basis)

Money Market Fund                       0.50% of average net assets if the Fund
                                        has not invested substantially all of
                                        its assets in another investment
                                        company, 0.15% if substantially all of
                                        its assets are invested in another
                                        investment company

Research Enhanced Index Fund            0.70% of the Fund's average daily net
                                        asset

SmallCap Growth Fund                    1.00% of the Fund's average net assets

Strategic Income Fund                   0.45% of the first $500 million of the
                                        Fund's average net assets, 0.40% of the
                                        next $250 million of average net assets, and 0.35% of the average net assets in excess of $750 million

Worldwide Growth Fund                   1.00% of the first $500 million of the
                                        Fund's average net assets, 0.90% of the
                                        next $500 million of average net assets, and 0.85% of the average net assets in excess of $1 billion

                           APPENDIX P (NEED TO UPDATE)

     DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF PILGRIM INVESTMENTS, INC.

         Set forth below is the name and principal occupation of the principal executive officer and each director of Pilgrim Investments, Inc. The business address of each such person is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

                      Position With Pilgrim
Name and Age          Investments               Principal Occupation During the Last Five Years
------------          -----------               -----------------------------------------------
Robert W.             Chairman of the Board     Chairman, Chief Executive Office and President of Pilgrim Group,
Stallings (50)        of Directors              Inc. (since December 1994); Director, Pilgrim Securities, Inc.
                                                (since December 1994); Chairman, Chief Executive Officer and
                                                President of Pilgrim Bank and Thrift Fund, Inc., Pilgrim
                                                Government Securities Income Fund, Inc., Pilgrim Advisory Funds,
                                                Inc., and Pilgrim Investment Funds, Inc. (since April 1995) and
                                                Pilgrim Mutual Funds (since May 1999). Chairman and Chief
                                                Executive Officer of Pilgrim Prime Rate Trust (since April 1995)
                                                Chairman and Chief Executive Officer of Pilgrim Capital
                                                Corporation (since August 1990). Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital
                                                Corporation.

James R. Reis         Director, Vice            Director, Vice Chairman (since December 1994); Executive Vice
(41)                  Chairman, Executive       President (since April 1995) and Director of Structured Finance
                      Vice President and        (since April 1998), Pilgrim Group, Inc.; Director (since December
                      Director of Structured    1994) and Vice Chairman (since November 1995) of Pilgrim
                      Finance                   Securities; Executive Vice President, Assistant Secretary and
                                                Chief Credit Officer of Pilgrim Prime Rate Trust; Executive Vice
                                                President and Assistant Secretary of each of the other Pilgrim
                                                Funds. Chief Financial Officer (since December 1993), Vice
                                                Chairman and Assistant Secretary (since April 1993) and former
                                                President (May 1991 -  December 1993), Pilgrim
                                                Capital Corporation. Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital Corporation.

Stanley D. Vyner      President and Chief       Executive Vice President of most of the Pilgrim Funds (since July
(49)                  Executive Officer         1996). Formerly Chief Executive Officer (November 1993 - December
                                                1995) HSBC Asset Management Americas, Inc., and Chief Executive
                                                Officer, and Actuary (May 1986 - October 1993) HSBC Life
                                                Assurance Co.

                                   APPENDIX Q

          FEES PAID TO PILGRIM INVESTMENTS, INC., PILGRIM GROUP, INC.
                          AND PILGRIM SECURITIES, INC.

                                      AGGREGATE         SHAREHOLDER
                                      ADVISORY           SERVICING       DISTRIBUTION
                                     FEES PAID TO        FEES PAID        FEES PAID
                                       PILGRIM           TO PILGRIM       TO PILGRIM
FUND                               INVESTMENTS, INC.    GROUP, INC.,    SECURITIES, INC.
----                               -----------------    ------------    ----------------
Asia-Pacific Equity (2)              $  303,920
Balanced (2)                         $   30,774 (1)
Bank and Thrift (2)                  $5,893,806
Convertible (2)                      $  203,808 (1)
Emerging Countries (2)               $  233,889 (1)
Emerging Markets Value (4)           $  145,031           $ 20,184
Government Securities Income. (2)    $  189,816
Growth + Value (4)                   $2,711,399           $358,875
High Total Return (4)                $4,228,374           $726,605
High Total Return II (4)             $1,877,964           $308,067
High Yield (2)                       $2,176,246
High Yield II (2)                    $   54,304 (1)
International Core Growth (2)        $   49,617 (1)
International SmallCap Growth (2)    $  116,699 (1)
International Value (4)              $7,164,823           $931,067
LargeCap Growth (2)                  $   66,437 (1)
LargeCap Leaders (2)                 $  300,494
MagnaCap (2)                         $3,200,909
MidCap Opportunities (3)             $  483,746           $ 48,903
MidCap Growth (2)                    $  216,282 (1)
MidCap Value (2)                     $  670,780
Money Market (2)                     $        0 (1)
Research Enhanced Index (4)          $  690,257           $122,493
SmallCap Growth (2)                  $  317,266
Strategic Income (2)                 $    9,028 (1)
Worldwide Growth (2)                 $  221,635 (1)

----------
(1) For the period from May 24, 1999 through June 30, 1999. Pilgrim Investments became investment adviser to each Fund that is a series of Pilgrim Mutual Funds on May 24, 1999.

(2)  For the fiscal year ended June 30, 1999.

(3)  For the fiscal year ended October 31, 1999.

(4)  For the fiscal year ended December 31, 1999.

                                   APPENDIX R

         The annual sub-advisory fees for the Sub-Advised Funds, expressed as percentages of the value of the average daily net assets of the Fund, are as follows:

SUB-ADVISER               FUND                              RATE
-----------               ----                              ----
Brandes Investment        Emerging Markets Value Fund       0.50% of the Fund's average daily net
Partners, L.P.            International Value Fund          assets

HSBC Asset Management     Asia-Pacific Equity Fund          1/12 of 0.50% of the Fund's average
Americas, Inc., and HSBC                                    daily net assets
Asset Management Hong
Kong, Limited

J.P. Morgan Investment    Research Enhanced Index           0.20% of the Fund's average daily net
Management Inc.           Fund                              assets

Navellier Fund            Growth + Value Fund               0.50% of the Fund's average daily net
Management, Inc.                                            assets

Nicholas-Applegate        LargeCap Growth Fund              0.375% of the first $500 million of the
Capital Management                                          Fund's average net assets, 0.3375% of
                                                            the next $500 million of average net
                                                            assets, and 0.325% of the average net
                                                            assets in excess of $1 billion

                          Convertible Fund                  0.375% of the first $500 million of the
                                                            Fund's average net assets, 0.3375% of
                                                            the next $500 million of average net
                                                            assets, and 0.325% of the average net
                                                            assets in excess of $1 billion

                          Emerging Countries Fund           0.625% of the Fund's average net assets

                          Worldwide Growth Fund             0.50% of the first $500 million of the
                                                            Fund's average net assets, 0.45% of the
                                                            next $500 million of average net assets,
                                                            and 0.425% of the average net assets in
                                                            excess of $1 billion

                          International SmallCap            0.50% of the first $500 million of the
                          Growth Fund                       Fund's average net assets, 0.45% of the
                                                            next $500 million of average net assets,
                                                            and 0.425% of the average net assets in
                                                            excess of $1 billion

                          International Core Growth Fund    0.50% of the first $500 million of the
                                                            Fund's average net assets, 0.45% of the
                                                            next $500 million of average net assets,
                                                            and 0.425% of the average net assets in
                                                            excess of $1 billion

                                   APPENDIX S

         As of April 5, 2000, the Directors/Trustees and officers as a group owned less than 1% of any class of each Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except as follows:

                                [TO BE PROVIDED]

                                   APPENDIX T

     The following persons currently are principal executive officers of each of the Companies (unless otherwise noted, the mailing address of the officers is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004):

     James R. Reis, EXECUTIVE VICE PRESIDENT AND ASSISTANT SECRETARY. (Age 42) Director, Vice Chairman (since December 1994), Executive Vice President (since April 1995), and Director of Structured Finance (since April 1998), Pilgrim Group, Inc. and Pilgrim Investments; Director (since December 1994) and Vice Chairman (since November 1995) of Pilgrim Securities; Executive Vice President, Assistant Secretary and Chief Credit Officer of Pilgrim Prime Rate Trust; Executive Vice President and Assistant Secretary of each of the other Pilgrim Funds. Chief Financial Officer (since December 1993), Vice Chairman and Assistant Secretary (since April 1993) and former President (May 1991 - December 1993), Pilgrim Capital (formerly Express America Holdings Corporation). Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital.

     Stanley D. Vyner, EXECUTIVE VICE PRESIDENT. (Age 49) President and Chief Executive Officer (since August 1996), Pilgrim Investments; Executive Vice President of most of the other Pilgrim Funds (since July 1996). Formerly Chief Executive Officer (November 1993 - December 1995) HSBC Asset Management Americas, Inc., and Chief Executive Officer, and Actuary (May 1986 - October 1993) HSBC Life Assurance Co.

     James M. Hennessy, EXECUTIVE VICE PRESIDENT AND SECRETARY. (Age 50) Executive Vice President and Secretary (since April 1998), Pilgrim Capital (formerly Express America Holdings Corporation), Pilgrim Group, Pilgrim Securities and Pilgrim Investments; Executive Vice President and Secretary of each of the other Pilgrim Funds. Formerly Senior Vice President, Pilgrim Capital (April 1995 - April 1998); Senior Vice President, Express America Mortgage Corporation (June 1992 - August 1994) and President, Beverly Hills Securities Corp. (January 1990 - June 1992).

     Michael J. Roland, SENIOR VICE PRESIDENT AND PRINCIPAL FINANCIAL OFFICER. (Age 41) Senior Vice President and Chief Financial Officer, Pilgrim Group, Pilgrim Investments and Pilgrim Securities (since June 1998); Senior Vice President and Principal Financial Officer of each of the other Pilgrim Funds. He served in same capacity from January, 1995 - April, 1997. Formerly, Chief Financial Officer of Endeaver Group (April 1997 to June
     1998).

     Robert S. Naka, SENIOR VICE PRESIDENT AND ASSISTANT SECRETARY. (Age 36) Senior Vice President, Pilgrim Investments (since November 1999) and Pilgrim Group, Inc. (since August 1999). Senior Vice President and Assistant Secretary of each of the other Pilgrim Funds. Formerly Vice President, Pilgrim Investments (April 1997 - October 1999), Pilgrim Group, Inc. (February 1997 - August 1999). Formerly Assistant Vice President, Pilgrim Group, Inc. (August 1995 - February 1997). Formerly Operations Manager, Pilgrim Group, Inc. (April 1992 - April 1995).

     Robyn L. Ichilov, VICE PRESIDENT AND TREASURER. (Age 32) Vice President, Pilgrim Investments (since August 1997), Accounting Manager (since November

     1995). Vice President and Treasurer of most of the other Pilgrim Funds. Formerly Assistant Vice President and Accounting Supervisor for PaineWebber (June 1993 - April 1995).

     In addition to the above listed officers, the following individuals also serve as officers for the indicated Fund:

     PILGRIM ADVISORY FUNDS

     G. David Underwood, VICE PRESIDENT AND SENIOR SUB-ADVISER. (Age 50) Vice President, Pilgrim Investments (since December 1996). Formerly Director of Funds Management, First Interstate Capital Management (January 1995 - November 1996); Vice President, Director of Research and Manager of Investment Products, Integra Trust Company (1993 - January 1995).

     PILGRIM INVESTMENT FUNDS

     Howard N. Kornblue, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER . (Age 58) Senior Vice President, Pilgrim Investments (since August 1995). Formerly Senior Vice President, Pilgrim Group, Inc. (November 1986 - April
     1995).

     Kevin G. Mathews, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER. (Age
     40) Senior Vice President, Pilgrim Investments (since July 1998). Formerly Vice President, Pilgrim Investments (August 1995 - July 1998); Vice President, Van Kampen America Capital (May 1987 - April 1995).

     PILGRIM MUTUAL FUNDS

     Kevin G. Mathews, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER . (Age
     40) Senior Vice President, Pilgrim Investments (since July 1998). Formerly Vice President, Pilgrim Investments (August 1995 - July 1998); Vice President, Van Kampen America Capital (May 1987 - April 1995).

     G. David Underwood, Senior VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER. (Age 50) Vice President, Pilgrim Investments (since December 1996). Formerly Director of Funds Management, First Interstate Capital Management (January 1995 - November 1996); Vice President, Director of Research and Manager of Investment Products, Integra Trust Company (1993 - January
     1995).

     Robert K. Kinsey, VICE PRESIDENT AND PORTFOLIO MANAGER . (Age 42) Vice President, Pilgrim Investments (since March 1999). Formerly Vice President and Fixed Income Sub-Adviser, Federated Investors (January 1995 - March
     1999); Principal and Sub-Adviser, Harris Investment Management (July 1992 - January 1995).

     BANK AND THRIFT FUND

     Carl Dorf, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER . (Age 59) Senior Vice President (since February 1997), Pilgrim Investments, Inc. Formerly Vice President, Pilgrim Investments, Inc. (August 1995 - February
     1997). Formerly Vice President, Pilgrim Bank and Thrift Fund, Inc. (January 1996 - May 1997). Formerly Vice President, Pilgrim Management Corporation (January 1991 - April 1995).

     GOVERNMENT SECURITIES INCOME FUND

     Robert K. Kinsey, VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER . (Age 42) Vice President, Pilgrim Investments (since March 1999). Formerly Vice President and Fixed Income Sub-Adviser, Federated Investors (January 1995 - March 1999); Principal and Sub-Adviser, Harris Investment Management (July 1992 - January 1995).

     MAYFLOWER TRUST

     Kevin G. Mathews, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER. (Age
     40) Senior Vice President, Pilgrim Investments (since July 1998). Formerly Vice President, Pilgrim Investments (August 1995 - July 1998); Vice President, Van Kampen America Capital (May 1987 - April 1995).

     Mary Lisanti, EXECUTIVE VICE PRESIDENT AND PORTFOLIO MANAGER . (Age 43) Executive Vice President and Chief Investment Adviser-Equities, Pilgrim Investments (since November 1999). Formerly Sub-Adviser, Strong Capital Management (September 1996 - May 1998); Managing Director and Sub-Adviser, Banker Trust Corporation (March 1993 - August 1996).

     EQUITY TRUST

     Mary Lisanti, EXECUTIVE VICE PRESIDENT AND PORTFOLIO MANAGER . (Age 43) Executive Vice President and Chief Investment Adviser-Equities, Pilgrim Investments (since November 1999). Formerly Sub-Adviser, Strong Capital Management (September 1996 - May 1998); Managing Director and Sub-Adviser, Banker Trust Corporation (March 1993 - August 1996).

                                 PILGRIM FUNDS.

The undersigned hereby instructs Robert W. Stallings or James M. Hennessy (Proxies) to vote the shares held by him at the Special Meeting of Shareholders of the Pilgrim Funds to be held at ____ a.m., local time, on August 18, 2000 at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. If no specification is made, this voting instruction will be voted FOR all proposals.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

Please indicate your vote by an "x" in the appropriate box below.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1.     For shareholders of Pilgrim MidCap         For All         Against All
       Opportunities, Emerging Markets Value,       [ ]               [ ]
       Growth + Value, High Total Return, High
       Total Return II, International Value,    For all Except      Abstain
       and Research Enhanced Index Funds) to        [ ]               [ ]
       elect eleven Trustees.

Nominees:   Al Burton                Walter H. May, Jr.      John R. Smith
            Paul S. Doherty          Jock Patton             Robert W. Stallings
            Robert B. Goode, Jr.     David W. C. Putnam      John G. Turner
            Alan L. Gosule                                   David W. Wallace

To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike through that Nominee's name.

2.     For shareholders of all Funds, to          For       Against      Abstain
       approve new Investment Management          [ ]         [ ]          [ ]
       Agreements between the Funds and
       Pilgrim Investments, Inc. ("Pilgrim
       Investments").

3(a).  For shareholders of the Pilgrim            For       Against      Abstain
       Asia-Pacific Equity Fund, to approve a     [ ]         [ ]          [ ]
       new Sub-Advisory Agreement among HSBC
       Asset Management (Americas) Inc., HSBC
       Asset Management (Hong Kong) Limited
       and HSBC Asset Management (Europe)
       Limited and Pilgrim Investments.

3(b).  For shareholders of the Pilgrim            For       Against      Abstain
       Convertible, Emerging Countries,           [ ]         [ ]          [ ]
       International Core Growth,
       International SmallCap Growth,
       LargeCap Growth, and Worldwide Growth
       Funds, to approve a new Sub-Advisory
       Agreement between Nicholas-Applegate
       Capital Management and Pilgrim
       Investments.

3(c).  For shareholders of the Pilgrim            For       Against      Abstain
       Emerging Markets Value and                 [ ]         [ ]          [ ]
       International Value Funds, to approve
       a new Sub-Advisory Agreement between
       Brandes Investment Partners, L.P. and
       Pilgrim Investments.

3(d).  For shareholders of the Pilgrim Growth     For       Against      Abstain
       + Value Fund, to approve a new             [ ]         [ ]          [ ]
       Sub-Advisory Agreement between
       Navellier Fund Management, Inc. and
       Pilgrim Investments.

3(e).  For shareholders of the Pilgrim            For       Against      Abstain
       Research Enhanced Index Fund, to           [ ]         [ ]          [ ]
       approve a new Sub-Advisory Agreement
       between J.P. Morgan Investment
       Management Inc. and Pilgrim
       Investments

4.     For shareholders of Pilgrim Emerging       For       Against      Abstain
       Markets Value, Growth + Value, High        [ ]         [ ]          [ ]
       Total Return, High Total Return II,
       International Value, Research Enhanced
       Index and MidCap Opportunities Funds,
       to ratify the appointment of
       PricewaterhouseCoopers LLP as
       independent auditors for the fiscal
       year ending October 31, 2000 or
       December 31, 2000.

5.     To transact such other business as may     For       Against      Abstain
       properly come before the Meeting of        [ ]         [ ]          [ ]
       Shareholders or any adjournments
       thereof

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


-------------------------------                              -------------------
Signature                                                           Date

-------------------------------                              -------------------
Signature (if held jointly)                                         Date